Dear Investor:

I am pleased to bring you the following summary of 2004 and thank you for your continuing affiliation with the The Penn Mutual Life Insurance Company. Also, please remember that regardless of what the markets bring, short-term performance changes should not distract you from your long-term financial plan, and now may be an opportune time for you to review your portfolio with your investment professional to make sure that your asset allocation remains on target.

STOCKS finally broke out of their narrow trading range and enjoyed a fourth quarter that enabled them to finish the year with healthy gains, in spite of the preceding lackluster three quarters. The broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, returned 12.62 percent for the full 12-month period.

Smaller-capitalization stocks provided higher returns for the year than did large-cap stocks. Small-cap stocks, as measured by the Russell 2000 Index, returned 18.33 percent for the year, while large-cap stocks, as measured by the Russell 1000 Index, returned 11.40 percent. Generally, value-oriented stocks outperformed growth-oriented issues.

INTERNATIONAL MARKETS, particularly emerging markets, outperformed the U.S. market even without taking into consideration the effect of currency exchanges. The twin deficits - the budget deficit and current account deficit -- contributed to the continued fall in the value of the U.S. dollar relative to most other major currencies. The weak dollar added several percentage points to returns from foreign investments for U.S.-based investors. For the year, international stocks, as measured by the MSCI EAFE Index, returned 20.70 percent. Emerging Market stocks, as measured by the MSCI Emerging Markets Free Index, returned 22.45 percent.

FIXED INCOME SECURITIES began the year with a continued decline in yields, which boosted bond prices and returns. However, during the second quarter, yields began to trend higher as economic reports showed a pick-up in inflation and strong job growth. Then, yields tapered off due to economic reports that suggested the economic recovery was slowing down. In all, the yield of the 10-year U.S. Treasury note finished the year at 4.22 percent, which was, roughly, where it began. Yields at the short-end of the maturity spectrum, which are more affected by the Fed's interest rate moves, rose more significantly during the year. These yields were affected by the 1.25 percent increase in the federal funds rate, which ended the year at 2.25 percent.

Investment grade bonds, as measured by the Citigroup Broad Investment Grade Bond Index, returned 4.48 percent for the year. The Credit Suisse First Boston High Yield Bond Index returned 11.95 percent.

Once again, we thank you for the privilege of serving your financial needs. For more information on how Penn Mutual can be of assistance, please contact your sales representative.

Sincerely,

/s/ Peter M. Sherman
Peter M. Sherman
Chief Investment Officer
The Penn Mutual Life Insurance Company
President
Penn Series Funds, Inc.

TABLE OF CONTENTS

PENN SERIES FUNDS ANNUAL REPORT
     MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
         Quality Bond Fund.................................................    2
         High Yield Bond Fund..............................................    3
         Growth Stock Fund.................................................    4
         Large Cap Value Fund..............................................    5
         Flexibly Managed Fund.............................................    6
         International Equity Fund.........................................    7
         Small Cap Value Fund..............................................    8
         Small Cap Growth Fund.............................................    9
         Limited Maturity Bond Fund........................................   10
         Index 500 Fund....................................................   11
         Mid Cap Growth Fund...............................................   12
         Mid Cap Value Fund................................................   13
         Large Cap Growth Fund.............................................   14
         Strategic Value Fund..............................................   15
         REIT Fund.........................................................   16

     IMPORTANT INFORMATION ABOUT FUND EXPENSES.............................   17

     STATEMENTS OF NET ASSETS..............................................   19

     STATEMENTS OF ASSETS AND LIABILITIES..................................   64

     STATEMENTS OF OPERATIONS..............................................   66

     STATEMENTS OF CHANGES IN NET ASSETS...................................   68

     FINANCIAL HIGHLIGHTS..................................................   72

     NOTES TO FINANCIAL STATEMENTS.........................................   80

     DISTRIBUTIONS TO SHAREHOLDERS.........................................   87

     REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............   90

     OFFICERS AND DIRECTORS................................................   92

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ANNUAL REPORT
     Balanced Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS ANNUAL REPORT
     Growth Portfolio
     Equity-Income Portfolio
     Asset Manager Portfolio

MORGAN STANLEY UNIVERSAL INSTITUTIONAL FUNDS, INC. ANNUAL REPORT
     Emerging Markets Equity Portfolio

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

QUALITY BOND FUND
The Penn Series Quality Bond Fund returned 4.59% for the twelve-month period ending December 31, 2004, compared to the 4.48% return for its benchmark, the Citigroup Broad Investment Grade (B.I.G.) Index.

Performance for the Quality Bond Fund was strong on an absolute and relative basis for year. The Fund also performed well when compared to its peer group. For the full year 2004, the Fund is ranked 108 out of 952 comparable funds. For the past five years the Quality Bond Fund is ranked 201 out of 773 funds in the Morningstar average.

Market yields generally fell in the second half of 2004 even though the Federal Reserve tightened monetary policy by raising the Federal Funds rate five times beginning on June 30. The only part of the yield curve that did not fall in rates was the two-year maturity note. This highly unusual event, a bullish flattener, during the initial stages of Federal Reserve tightening was partly a function of the well-advertised move by the Federal Reserve. Markets had sold off in the first half of the year as the Federal Reserve Market Committee officials gave broad hints that monetary policy was changing. Still low inflation rates and a voracious appetite for U.S. Treasury securities by foreign central banks also supported the bond market. The Quality Bond Fund benefited from having small exposure to the front end of the yield curve and an overweight exposure in long maturity bonds. The overall duration of the fund was slightly defensive.

The credit markets put in a banner performance during 2004 continuing the outperformance of the past two years. The Quality Bond Fund has been overweight corporate credit versus the index. The Fund's performance was helped by the overweight position in corporate credit. The Fund ends 2004 underweight corporate bonds.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

CUMULATIVE PERFORMANCE COMPARISON(1)
JANUARY 1, 1995 - DECEMBER 31, 2004

[GRAPHIC OMITTED]

                  PENN SERIES QUALITY BOND FUND      CITIGOUP B.I.G. INDEX
                  ----------------------------       ---------------------
     Dec-94                $ 10,000.00                    $ 10,000.00
     Dec-95                $ 12,014.17                    $ 11,855.00
     Dec-96                $ 12,511.83                    $ 12,284.15
     Dec-97                $ 13,516.57                    $ 13,468.34
     Dec-98                $ 14,890.89                    $ 14,641.44
     Dec-99                $ 14,890.89                    $ 14,519.91
     Dec-00                $ 16,678.00                    $ 16,202.77
     Dec-01                $ 18,164.10                    $ 17,583.25
     Dec-02                $ 19,122.61                    $ 19,357.40
     Dec-03                $ 20,303.99                    $ 20,170.41
     Dec-04                $ 21,236.62                    $ 21,074.04

An investment of $10,000 in the Quality Bond Fund on January 1, 1995 would have grown to $21,237 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Citigroup B.I.G. Index, during the same period. A $10,000 investment in the Citigroup B.I.G. Index on January 1, 1994 would have grown to $21,074 over the last 10 years.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/04

                               1 YEAR      5 YEAR      10 YEAR
                               ------      ------      -------
Quality Bond Fund                4.59%       7.36%        7.82%
Citigroup B.I.G. Index           4.48%       7.73%        7.74%

PORTFOLIO COMPOSITION AS OF 12/31/04

                                           PERCENT OF
                SECTOR                     NET ASSETS
-------------------------------------      ----------
Agency                                       58.3%
Collateralized Mortgage Obligations          17.0%
Corporate                                     9.9%
U.S. Treasury                                 9.7%
Cash Reserves                                 5.1%

----------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

HIGH YIELD BOND FUND
The Penn Series High Yield Bond Fund returned 10.71% for twelve-month period ending December 31, 2004, compared to the 11.95% return for its benchmark, the CSFB High Yield Bond Index.

The Fund maintained a defensive portfolio posture because we believed that interest rates were going to rise and that capital preservation would be a key to superior performance. To that end, we have reduced the Fund's allocation in BB and CCC rated bonds, which are the riskiest in terms of interest rate sensitivity and credit quality, respectively.

At the end of December, the Telecommunications group (including wireless communications) represented our largest sector allocation. We are attracted to the sector because these companies generate strong cash flows and have proven and predictable business models. The sector includes some of the largest and most liquid bonds in the high-yield universe, including fallen angels AT&T and MCI. Throughout the year, the Fund has maintained a 2%-4% stake in equity holdings - primarily high yield companies in which we already owned bonds - that benefited from a combination of surging equity markets and company-specific fundamental improvements.

We have systematically reduced our weight in utilities, which performed extremely well over the past twelve months. Earlier in the year, we took some profits and trimmed our holdings in the sector because we believed that many of the largest issuers of bonds had become richly priced. Our relative performance was also hampered by our cash position, which rose as we pared some of our weaker names in an effort to upgrade the portfolio's average credit quality.

Historically, the portfolio has generated most of its return from its income stream, but with rates on high-yield bonds falling and the prospect of higher rates on the horizon, we have placed an even greater emphasis on holding onto as many of our high-coupon bonds as possible. We are pleased to have held onto several printing and publishing bonds that generate double-digit coupons.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT SUB-ADVISER

CUMULATIVE PERFORMANCE COMPARISON(1)
JANUARY 1, 1995 - DECEMBER 31, 2004

[GRAPHIC OMITTED]

               PENN SERIES HIGH YIELD BOND FUND      CSFB HIGH YIELD BOND INDEX
               --------------------------------      --------------------------
 Dec-94                     $ 10,000.00                     $ 10,000.00
 Dec-95                     $ 11,641.33                     $ 11,738.00
 Dec-96                     $ 13,256.36                     $ 13,195.86
 Dec-97                     $ 15,348.86                     $ 14,862.50
 Dec-98                     $ 16,084.56                     $ 14,948.70
 Dec-99                     $ 16,767.15                     $ 15,439.02
 Dec-00                     $ 16,148.98                     $ 14,634.64
 Dec-01                     $ 17,267.16                     $ 15,483.45
 Dec-02                     $ 17,855.19                     $ 15,963.44
 Dec-03                     $ 21,984.30                     $ 20,423.63
 Dec-04                     $ 24,338.94                     $ 22,864.25

An investment of $10,000 in the High Yield Bond Fund on January 1, 1995 would have grown to $24,339 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the CSFB High Yield Bond Index, during the same period. A $10,000 investment in the CSFB High Yield Bond Index on January 1, 1995 would have grown to $22,864 over the last 10 years.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/04

                               1 YEAR      5 YEAR      10 YEAR
                               ------      ------      -------
High Yield Bond Fund            10.71%       7.74%        9.30%
CSFB High Yield Bond Index      11.95%       8.17%        8.62%

PORTFOLIO COMPOSITION AS OF 12/31/04

                                           PERCENT OF
              SECTOR                       NET ASSETS
-------------------------------------      ----------
Corporate Bonds                              91.8%
Common Stocks                                 3.7%
Preferred Stocks                              0.5%
Warrants                                      0.1%
Other Assets                                  1.3%
Cash Reserves                                 2.6%

----------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

GROWTH STOCK FUND
The Penn Series Growth Stock Fund returned 11.90% for the twelve-month period ending December 31, 2004, compared to the 6.30% return for its benchmark, the Russell 1000 Growth Index.

The Fund's health care holdings were the strongest relative performance contributors due to solid stock selection and an underweight allocation versus the benchmark. Financials, consumer staples and telecom services sectors also generated strong relative results. The energy and utilities sectors were the portfolio's only two relative performance detractors.

Although pharmaceutical stocks struggled due to drug safety concerns, our underweight in Pfizer and our avoidance of Eli Lilly and Merck were positive for the Fund's results. Among the Fund's health care service providers, United Health Group and WellPoint were among the top contributors.

The financials sector was the second-best relative performance contributor to the Fund's performance. Our overweight in capital markets, especially trust banks and brokers, and solid stock selection helped our comparison with the Russell 1000 Growth Index. We have been adding to our capital markets because we think these companies will benefit from improving investor sentiment, reinvigorated IPO and merger activity, and stronger economic growth. Overweighting SLM Corporation and State Street, establishing a position in Marsh & McLennan, and powerful gains from a pair of non-benchmark holdings UBS and Credit Suisse Group powered strong fourth-quarter relative performance.

Energy stocks were the strongest performers for the year, but falling oil prices hampered results in the final quarter. The Fund's energy holdings dragged on relative returns due to weak stock selection. Oil services firms Schlumberger and Baker Hughes were among the Fund's largest relative performance detractors.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT SUB-ADVISER

CUMULATIVE PERFORMANCE COMPARISON(1)
JANUARY 1, 1995 - DECEMBER 31, 2004

[GRAPHIC OMITTED]

               PENN SERIES GROWTH
                   STOCK FUND          RUSSELL 1000 GROWTH INDEX
               ------------------      -------------------------
       Dec-94      $ 10,000.00               $ 10,000.00
       Dec-95      $ 12,645.00               $ 13,719.00
       Dec-96      $ 15,144.17               $ 16,890.83
       Dec-97      $ 19,194.47               $ 22,040.85
       Dec-98      $ 27,192.19               $ 30,572.86
       Dec-99      $ 36,464.66               $ 40,710.82
       Dec-00      $ 26,947.49               $ 31,583.45
       Dec-01      $ 20,119.03               $ 25,134.11
       Dec-02      $ 13,096.73               $ 18,124.21
       Dec-03      $ 14,715.86               $ 23,516.16
       Dec-04      $ 16,467.35               $ 24,997.68

An investment of $10,000 in the Growth Stock Fund on January 1, 1995 would have grown to $16,467 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on January 1, 1995 would have grown to $24,998 over the last 10 years.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/04

                               1 YEAR      5 YEAR      10 YEAR
                               ------      ------      -------
Growth Stock Fund               11.90%     -14.70%        5.11%
Russell 1000 Growth Index        6.30%      -9.29%        9.59%

PORTFOLIO COMPOSITION AS OF 12/31/04

                                           PERCENT OF
              SECTOR                       NET ASSETS
-------------------------------------      ----------
Information Technology                        20.3%
Financials                                    20.1%
Consumer Discretionary                        18.5%
Health Care                                   13.1%
Industrials & Business Services                9.5%
Consumer Staples                               5.3%
Energy                                         4.0%
Telecommunication Services                     3.1%
Materials                                      1.8%
Cash Reserves                                  4.3%

----------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LARGE CAP VALUE FUND
The Penn Series Large Cap Value Fund returned 12.85% for the twelve-month period ending December 31, 2004, compared to the 16.49% return for its benchmark, the Russell 1000 Value Index.

Stock selection within the consumer discretionary sector detracted from the Fund's performance relative to the Russell 1000 Value Index during the twelve-month period ended December 31, 2004. Time Warner faced an SEC probe into accounting practices within America Online for most of the year, while Clear Channel Communications was hurt by circulation declines and weak advertising sales. Stock selection within the financials sector hurt relative performance as Citigroup and Bank of America were hurt by on-going litigation with an international food company. Finally, a relative overweight within the health care sector hurt performance.

Stock selection within the technology sector contributed to relative performance. In particular, Apple Computer benefited from solid quarterly earnings announcements based on strong product sales throughout the year. EMC Corp. was helped by fourth quarter news of its acquisition of a provider of system-management software. The Fund also benefited from stock selection within the producer durables sector. Specifically, Deere announced a higher-than-expected fiscal fourth quarter earnings forecast. Also, Xerox benefited late in the year by capturing a three-year deal with a major retail store to provide certain digital technology equipment. Additionally, the Fund's relative overweight within the producer durables sector contributed to performance during the twelve-month period ended December 31, 2004.

We have added selectively to the health care sector, while reducing the Fund's exposure to the financial services sector. We will continue to maintain a bias toward basic materials and industrial companies. Going forward, we will continue to implement the disciplined investment process and philosophy that has guided our firm for over seventy years.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
LORD, ABBETT & CO. LLC
INVESTMENT SUB-ADVISER

CUMULATIVE PERFORMANCE COMPARISON(1)
JANUARY 1, 1995 - DECEMBER 31, 2004

[GRAPHIC OMITTED]

                PENN SERIES LARGE CAP VALUE FUND      RUSSELL 1000 VALUE INDEX
                --------------------------------      ------------------------
       Dec-94             $ 10,000.00                     $ 10,000.00
       Dec-95             $ 13,747.55                     $ 13,835.00
       Dec-96             $ 17,210.51                     $ 16,828.89
       Dec-97             $ 21,508.89                     $ 22,749.30
       Dec-98             $ 23,571.00                     $ 26,305.01
       Dec-99             $ 23,381.51                     $ 28,238.43
       Dec-00             $ 26,337.55                     $ 30,217.95
       Dec-01             $ 25,705.43                     $ 28,528.76
       Dec-02             $ 21,860.02                     $ 24,101.10
       Dec-03             $ 27,928.60                     $ 31,338.66
       Dec-04             $ 31,517.67                     $ 36,506.40

An investment of $10,000 in the Large Cap Value Fund on January 1, 1995 would have grown to $31,518 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on January 1, 1995 would have grown to $36,506 over the last 10 years.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/04

                               1 YEAR      5 YEAR      10 YEAR
                               ------      ------      -------
Large Cap Value Fund            12.85%       6.15%       12.16%
Russell 1000 Value Index        16.49%       5.27%       13.82%

PORTFOLIO COMPOSITION AS OF 12/31/04

                                          PERCENT OF
              SECTOR                      NET ASSETS
-------------------------------------     ----------
Financial Services                           17.0%
Consumer Discretionary                       11.0%
Healthcare                                   11.0%
Materials & Processing                       10.0%
Producer Durables                             8.0%
Technology                                    8.0%
Consumer Staples                              7.0%
Integrated Oils                               6.0%
Utilities                                     6.0%
Auto & Transportation                         4.0%
Energy                                        3.0%
Other                                         6.0%
Cash Reserves                                 3.0%

----------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FLEXIBLY MANAGED FUND
The Penn Series Flexibly Managed Fund returned 18.58% for the twelve-month period ending December 31, 2004, compared to the 10.87% return for its benchmark, the S&P 500 Index.

Stocks were primarily responsible for the Fund's favorable return. Convertible securities also contributed favorably. In anticipation of rising interest rates, the portfolio had limited exposure to the bond market throughout the year. Money Market investments provided modest returns for the Fund.

A significant contributor to performance was the Fund's exposure to the materials sector, which enjoyed continued healthy fundamentals and strong commodity prices. Nucor Corp. has benefited from strong steel prices, and the company increased its regular cash dividend citing robust earnings and a positive long-term outlook. Potash Corp., a fertilizer company, profited from strong demand as well, and rising oil prices led to good performance from the Fund's energy holdings. The portfolio's insurance holdings were also strong. SAFECO benefited from favorable underwriting trends in its personal insurance lines, and Genworth Financial rebounded from very attractive valuation levels following a disappointing initial public offering.

The Fund's utilities holdings benefited from continued improvements in industry fundamentals in the form of improved free cash flow, debt pay-downs, increased dividends, and share repurchases. A top performer for the portfolio, TXU benefited from new management that has brought renewed focus to the company and announced the sale of non-core assets to improve the company's balance sheet. Management also raised its 2004 earnings guidance as the company continued to implement a cost-cutting program.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT SUB-ADVISER

CUMULATIVE PERFORMANCE COMPARISON(1)
JANUARY 1, 1995 - DECEMBER 31, 2004

[GRAPHIC OMITTED]

               PENN SERIES FLEXIBLY MANAGED FUND   S&P 500 INDEX
               ---------------------------------   -------------
       Jan-95             $ 10,000.00               $ 10,000.00
       Dec-95             $ 12,228.09               $ 13,743.00
       Dec-96             $ 14,230.14               $ 16,913.51
       Dec-97             $ 16,457.48               $ 22,555.86
       Dec-98             $ 17,460.03               $ 29,002.32
       Dec-99             $ 18,709.22               $ 35,104.41
       Dec-00             $ 22,866.59               $ 31,906.40
       Dec-01             $ 25,217.86               $ 28,115.92
       Dec-02             $ 25,450.08               $ 21,902.30
       Dec-03             $ 33,063.97               $ 28,188.26
       Dec-04             $ 39,207.79               $ 31,252.32

An investment of $10,000 in the Flexibly Managed Fund on January 1, 1995 would have grown to $39,208 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on January 1, 1995 would have grown to $31,252 over the last 10 years.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/04

                               1 YEAR      5 YEAR      10 YEAR
                               ------      ------      -------
Flexibly Managed Fund          18.58%      15.95%       14.64%
S&P 500 Index                  10.87%      -2.30%       12.07%

PORTFOLIO COMPOSITION AS OF 12/31/04

                                            PERCENT OF
               SECTOR                       NET ASSETS
-------------------------------------       ----------
Financials                                    15.5%
Materials                                     14.8%
Consumer Discretionary                        11.6%
Health Care                                   10.7%
Industrials & Business Services               10.2%
Energy                                         8.8%
Information Technology                         7.6%
Utilities                                      6.2%
Consumer Staples                               5.4%
Telecommunication Services                     4.3%
Cash Reserves                                  4.9%

----------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

INTERNATIONAL EQUITY FUND
The Penn Series International Equity Fund returned 30.01% for the twelve-month period ending December 31, 2004, compared to the 20.70% return for its benchmark, the MSCI EAFE Index.

In general, lower quality stocks outperformed quality stocks in Europe during 2004. The best performing sectors in Europe were real estate, investment banking and tobacco, while consumer products, food and food retail, where we have significant exposure, did not perform very well. Due to the high quality stocks present in the portfolio, our significant outperformance relative to the index was a pleasant surprise. The primary reason the Fund out-performed is that some of our large names like Tesco, Enagas, Red Electrica and Anglo Irish were re-rated and their earnings grew in the double digits.

Outside Europe, our exposure to emerging markets performed well. HDFC Bank and ITC in India, Souza Cruz and Banco Itau in Brazil and Remgro in South Africa along with our Korea positions were all up sharply. These stocks have been re-rated and most future share price gains will have to come from earnings growth and dividends. The good news is that all of these names have the capacity to deliver.

Japan was not very fruitful for us. The worst performers in the Fund were Millea and Ricoh. We added to our position in Millea on weakness. We still think there is long-term potential for this insurance giant to grow its book value over the next three to five years. We cut our losses in Ricoh and sold the position. We clearly underestimated the competitive threats by Xerox and the incentives to promote color copying.

The largest contributor to outperformance this year was our significant weight in Australia. We have trimmed some exposure but continue to like the total return potential of names like Macquarie Bank, Tabcorp and Westfield Group.

We missed the whole bull market in energy, copper, steel and other real assets. We seek predictability in an unpredictable world. This means that given our exposure to predictable companies, we will underperform - at times significantly
- when investors get excited about economic growth prospects and chase less predictable businesses with uncertain long-term economies.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
VONTOBEL ASSET MANAGEMENT, INC.
INVESTMENT SUB-ADVISER

CUMULATIVE PERFORMANCE COMPARISON(1)
JANUARY 1, 1995 - DECEMBER 31, 2004

[GRAPHIC OMITTED]

               PENN SERIES INTERNATIONAL EQUITY FUND         MSCI EAFE INDEX
               -------------------------------------         ---------------
       Dec-94              $ 10,000.00                        $ 10,000.00
       Dec-95              $ 11,380.17                        $ 11,155.00
       Dec-96              $ 13,299.57                        $ 11,864.46
       Dec-97              $ 14,683.71                        $ 12,108.87
       Dec-98              $ 17,451.49                        $ 14,570.60
       Dec-99              $ 25,427.14                        $ 18,548.37
       Dec-00              $ 20,681.11                        $ 15,959.02
       Dec-01              $ 14,864.78                        $ 12,574.11
       Dec-02              $ 13,386.79                        $ 10,605.01
       Dec-03              $ 17,784.86                        $ 14,758.99
       Dec-04              $ 23,121.81                        $ 17,814.10

An investment of $10,000 in the International Equity Fund on January 1, 1995 would have grown to $23,122 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on January 1, 1994 would have grown to $17,814 over the last 10 years.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/04

                               1 YEAR      5 YEAR      10 YEAR
                               ------      ------      -------
International Equity Fund       30.01%      -1.88%        8.74%
MSCI EAFE Index                 20.70%      -0.80%        5.94%

PORTFOLIO COMPOSITION AS OF 12/31/04

                                           PERCENT OF
        COUNTRY ALLOCATION                 NET ASSETS
-------------------------------------      ----------
United Kingdom                                31.1%
Australia                                     14.8%
Spain                                          9.6%
Japan                                          6.9%
South Korea                                    6.1%
Switzerland                                    5.8%
Ireland                                        5.0%
India                                          3.7%
Brazil                                         3.3%
Germany                                        3.2%
France                                         3.0%
South Africa                                   2.1%
Belgium                                        1.6%
Hong Kong                                      1.3%
Singapore                                      1.1%
Cash Reserves                                  1.4%

----------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMALL CAP VALUE FUND
The Penn Series Small Cap Value Fund returned 14.88% for the twelve-month period ending December 31, 2004, compared to the 22.25% return for its benchmark, the Russell 2000 Value Index.

Stock selection was mixed across sectors as Financials and Energy contributed positively to returns, while Industrials and Consumer Cyclicals detracted from results.

Industrial performance was impacted by GrafTech International, a synthetic and natural graphite and carbon manufacturer. It detracted from performance as the firm's earnings estimates were lowered on expectations that the price increase on graphite electrodes would not be as significant as was believed initially.

In Consumer Cyclicals, Gymboree Corp., a specialty retailer of children's apparel, performed poorly after reporting weaker than expected earnings. The company was also forced to cut prices in response to intense competition. We continue to hold Gymboree as we believe in the stocks upside potential.

On the positive side, Accredited Home Lenders was the top performer after it issued a better than expected 2005 outlook. The California based mortgage bank cited its exposure to less-volatile loan origination markets, internal cost discipline, and portfolio growth as key drivers to its success.

In the Energy sector, Range Resources Corp., an explorer and developer of oil and gas properties, emerged as a top contributor after it announced the purchase of Appalachian oil and gas properties. The news of the acquisition sent the stock up sharply, as the pending deal would increase the company's pool of reserves and production capacity in 2005. We have trimmed the position to take advantage of the price strength of the stock.

As we proceed into the new year, we believe the outlook for 2006's earnings and prospects will keep investors attentive. We believe our portfolio, built from the bottom-up and based on first-hand fundamental research, have the potential to perform well through a full market cycle. In addition, we feel our reality-based approach to valuation metrics, allows us to better assess potential investments within each industry group.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
GOLDMAN SACHS ASSET MANAGEMENT, L.P.
INVESTMENT SUB-ADVISER

CUMULATIVE PERFORMANCE COMPARISON(1)
MARCH 1, 1995 - DECEMBER 31, 2004

[GRAPHIC OMITTED]

                 PENN SERIES SMALL CAP VALUE FUND     RUSSELL 2000 VALUE INDEX
                 --------------------------------     ------------------------
       Feb-95               $ 10,000.00                     $ 10,000.00
       Dec-95               $ 11,275.91                     $ 12,185.00
       Dec-96               $ 13,503.54                     $ 14,788.93
       Dec-97               $ 16,612.58                     $ 19,488.86
       Dec-98               $ 15,090.80                     $ 18,231.83
       Dec-99               $ 14,890.54                     $ 17,960.17
       Dec-00               $ 16,934.76                     $ 22,060.48
       Dec-01               $ 19,770.78                     $ 25,155.56
       Dec-02               $ 16,456.29                     $ 22,280.28
       Dec-03               $ 28,773.01                     $ 32,535.90
       Dec-04               $ 33,054.03                     $ 39,775.14

An investment of $10,000 in the Small Cap Value Fund on March 1, 1995 would have grown to $33,054. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 2000 Value Index, during the same period. A $10,000 investment in the Russell 2000 Value Index on March 1, 1995 would have grown to $39,775.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/04

                                                         SINCE
                               1 YEAR      5 YEAR     INCEPTION(2)
                               ------      ------     ------------
Small Cap Value Fund            14.88%      17.29%        12.92%
Russell 2000 Value Index        22.25%      17.23%        15.17%

PORTFOLIO COMPOSITION AS OF 12/31/04

                                          PERCENT OF
              SECTOR                      NET ASSETS
-------------------------------------     ----------
Financials                                   17.7%
Consumer Cyclicals                           13.0%
REITs                                        10.7%
Industrials                                   8.8%
Basic Materials                               8.2%
Technology                                    7.9%
Services                                      6.2%
Utilities                                     6.0%
Energy                                        5.1%
Health Care                                   4.8%
Consumer Staples                              4.8%
Insurance                                     4.1%
Transportation                                2.7%

----------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

(2) Fund's inception date was March 1, 1995.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMALL CAP GROWTH FUND
The Penn Series Small Cap Growth Fund returned 9.50% for the twelve-month period ending December 31, 2004, compared to the 14.31% return for its benchmark, the Russell 2000 Growth Index.

The first three quarters of 2004 rewarded the largest and slowest growing companies that comprised the Russell 2000 Growth Index. In point of fact, most of the gains that accrued within the Index occurred from companies whose market capitalization exceeded $1 Billion. However, the resolution of the uncertainties involving the election and the Federal Reserve's efforts to correct potential inflationary error provided a better environment for risk taking that finally benefited the other, smaller issues that constitute the small cap market place.

During the fourth quarter of 2004 companies larger than $1 Billion accounted for 38% of the Index and contributed approximately 34% of its 15.08% quarterly gain. These same sized companies comprised only 18% of the Penn Series Small Cap Growth Fund and contributed roughly 22% of the Fund's 13.66% quarterly gain.

Also standing in contrast to the preceding three quarters, companies with the fastest growth rate of earnings outperformed their slower growing peers. The Fund had 49% of its assets invested in companies whose growth rate of expected earnings, we believe, will exceed 20% per year. By contrast, the Index had 27% of its assets deployed to such companies. This led to the Fund's relative outperformance during the fourth quarter.

Holdings in certain economic sectors, like health care, finance, and commercial/industrial services led to the Fund's relative outperformance of the Index in the fourth quarter. The primary detractor from performance during this period was the Fund's overweight position within the electronic technology sector.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
BJURMAN, BARRY & ASSOCIATES
INVESTMENT SUB-ADVISER

CUMULATIVE PERFORMANCE COMPARISON(1)
MAY 1, 1997 - DECEMBER 31, 2004

[GRAPHIC OMITTED]

                  PENN SERIES SMALL CAP GROWTH FUND  RUSSELL 2000 GROWTH INDEX
                  ---------------------------------  -------------------------
       Apr-97                $ 10,000.00                  $ 10,000.00
       Dec-97                $ 13,922.07                  $ 12,766.00
       Dec-98                $ 18,892.43                  $ 12,923.02
       Dec-99                $ 53,848.30                  $ 18,491.55
       Dec-00                $ 38,480.82                  $ 14,343.90
       Dec-01                $ 32,386.50                  $ 13,019.96
       Dec-02                $ 18,757.58                   $ 9,080.12
       Dec-03                $ 27,669.41                  $ 13,487.61
       Dec-04                $ 30,297.05                  $ 15,417.68

An investment of $10,000 in the Small Cap Growth Fund on May 1, 1997 would have grown to $30,297. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 2000 Growth Index, during the same period. A $10,000 investment in the Russell 2000 Growth Index on May 1, 1997 would have grown to $15,418.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/04

                                                         SINCE
                               1 YEAR      5 YEAR     INCEPTION(2)
                               ------      ------     ------------
Small Cap Growth Fund            9.50%     -10.87%        15.55%
Russell 2000 Growth Index       14.31%      -3.57%         5.81%

PORTFOLIO COMPOSITION AS OF 12/31/04

                                           PERCENT OF
              SECTOR                       NET ASSETS
-------------------------------------      ----------
Electronic Technology                        27.3%
Health Care                                  22.4%
Commercial/Industrial Services               11.2%
Finance                                       8.2%
Basic Materials                               7.1%
Producer Manufacturing                        6.1%
Transportation                                4.9%
Retail Trade                                  2.9%
Energy                                        2.8%
Consumer Durables                             2.3%
Consumer Non-Durables                         1.9%
Consumer Services                             1.6%
Utilities                                     1.3%

----------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

(2) Fund's inception date was May 1, 1997.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LIMITED MATURITY BOND FUND
The Penn Series Limited Maturity Bond Fund returned 2.32% for the twelve-month period ending December 31, 2004, compared to the 1.52% return for its benchmark, the Citigroup Treasury/Agency 1-5 yr Bond Index.

Performance for the Limited Maturity Bond Fund was strong on an absolute and relative basis for the year. The Fund has also performed well when compared to its peer group. For the full year 2004 the Fund is ranked 62 out of 357 comparable funds. For the past three years the Limited Maturity Bond Fund is ranked 73 out of the 293 funds in the Morningstar average. The outperformance of the Fund versus the Index was due to the mortgage and asset backed securities having a higher yield and spread tightening during the second half of 2004.

The Fund benefited from being overweight spread product when compared to the index. The Fund owned several types of asset-backed securities (ABS) including; credit cards, rate reduction bonds, and manufactured housing. The Fund also owns "AAA" rated Commercial Mortgage Backed Securities (CMBS). In place of agency securities the Fund owns agency mortgage backed securities (MBS).

ABS, CMBS, and MBS securities provided better returns when compared to agency securities, as spreads tightened due to higher yields. During 2004, mortgage backed securities outperformed straight agency debentures due to the additional yield of mortgage backed securities because of stabilizing prepayment speeds.

During the second half of 2004, being short the index in duration was the correct position for the Fund due to the continued improvement in the economy and the five-25 basis point interest rate increases by the Federal Reserve. The Citigroup 1-5 year Treasury/Agency Index duration is 2.42 years as of December 31, 2004 compared to 1.89 years for the Limited Maturity Bond Fund. The Fund also benefited from taking advantage of overbought and oversold conditions in the bond market to increase or decrease the interest rate exposure of the Fund.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

CUMULATIVE PERFORMANCE COMPARISON(1)
MAY 1, 2000 - DECEMBER 31, 2004

[GRAPHIC OMITTED]

        PENN SERIES LIMITED       CITIGROUP TREASURY/AGENCY
         MATURITY BOND FUND             1-5 YR INDEX
         ------------------             ------------
Apr-00      $ 10,000.00                 $ 10,000.00
Dec-00      $ 10,717.89                 $ 10,755.00
Dec-01      $ 11,429.25                 $ 11,678.85
Dec-02      $ 12,144.12                 $ 12,585.13
Dec-03      $ 12,496.40                 $ 12,863.27
Dec-04      $ 12,786.32                 $ 13,058.79

An investment of $10,000 in the Limited Maturity Bond Fund on May 1, 2000 would have grown to $12,786. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Citigroup Treasury/Agency 1-5 yrs Bond Index, during the same period. A $10,000 investment in the Citigroup Treasury/Agency 1-5 yr Bond Index on May 1, 2000 would have grown to $13,059.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/04

                               1 YEAR      SINCE INCEPTION(2)
                               ------      ------------------
Limited Maturity Bond Fund       2.32%           5.40%
Citigroup Treasury/Agency
1-5 yr Bond Index                1.52%           5.88%

PORTFOLIO COMPOSITION AS OF 12/31/04

                                             PERCENT OF
                SECTOR                       NET ASSETS
-------------------------------------        ----------
U.S. Treasury                                  36.6%
Agency                                         31.6%
Collateralized Mortgage Obligations            25.8%
Cash Reserves                                   6.0%

----------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

(2) Fund's inception date was May 1, 2000.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

INDEX 500 FUND
The Penn Series Index 500 Fund returned 10.47% for the twelve-month period ending December 31, 2004, compared to the 10.87% return for its benchmark, the S&P 500 Index.

Economic fundamentals continued to improve in 2004, which confirmed the recovery coming out of 2003. Consumers, businesses, and the stock market enjoyed another year of low interest rates. Consumer confidence rose and unemployment fell throughout the period, but all of this improvement caused the Federal Reserve to take notice. In June, the Open Market Committee raised the Fed Funds rate 25 basis points for the first time since May 2000 as they feared inflation was on the horizon. Their ongoing concern would lead them to raise a quarter point four additional times before the end of 2004. In addition, another dark cloud began to show as the federal deficit increased. If unaddressed, it could threaten even further erosion of the U.S. dollar against other world currencies. U.S. corporate earnings continued to improve but many companies were tentative looking forward into 2005, which prevented stock prices from fully reflecting their true earnings picture. In all, the economy has gained strength and we expect this to carry forward, however issues such as rising interest rates and cautious corporate outlooks could provide a few bumps along the way.

Oil prices added volatility to the domestic stock market during 2004, particularly during third and fourth quarter. We saw U.S. equities skid to the 2004 low in August as the price of crude rose 34% throughout the third quarter. If not for a late September rally, performance would have been dismal. Another quarter of poor performance could have been devastating to a market already struggling to gain traction for the year. The bulls attempted to extend the market's upward ride into fourth quarter, but again oil prices ruined the party and stocks suffered. It is no coincidence that equities hit their quarterly lows in October at the same time that crude hit its high closing price of $55.17/barrel. From there, the oil rally finally faded and the S&P 500 accelerated, running up 11% from those October lows to close out the year.

This year reminded investors how difficult markets can be. Looking ahead, we believe the large cap stocks are well positioned to take advantage of the growing economy and we expect another positive year from the S&P 500 in 2005.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
WELLS CAPITAL MANAGEMENT INCORPORATED
INVESTMENT SUB-ADVISER

CUMULATIVE PERFORMANCE COMPARISON(1)
MAY 1, 2000 - DECEMBER 31, 2004

[GRAPHIC OMITTED]

                 PENN SERIES INDEX 500 FUND     S&P 500 INDEX
                 --------------------------     -------------
       Apr-00             $10,000.00             $10,000.00
       Dec-00             $ 9,159.75             $ 9,161.00
       Dec-01             $ 8,062.15             $ 8,072.67
       Dec-02             $ 6,265.77             $ 6,288.61
       Dec-03             $ 8,045.75             $ 8,093.44
       Dec-04             $ 8,888.27             $ 8,973.20

An investment of $10,000 in the Index 500 Fund on May 1, 2000 would have grown to $8,888. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on May 1, 2000 would have grown to $8,973.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/04

                               1 YEAR      SINCE INCEPTION(2)
                               ------      ------------------
Index 500 Fund                 10.47%            -2.51%
S&P 500 Index                  10.87%            -2.30%

PORTFOLIO COMPOSITION AS OF 12/31/04

                                           PERCENT OF
              SECTOR                       NET ASSETS
-------------------------------------      ----------
Financials                                   20.7%
Technology                                   15.7%
Healthcare                                   13.1%
Industrials                                  11.6%
Consumer Discretionary                       11.1%
Consumer Staples                             10.7%
Energy                                        7.4%
Telecommunications                            3.7%
Materials & Processing                        3.1%
Utilities                                     2.9%

----------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

(2) Fund's inception date was May 1, 2000.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MID CAP GROWTH FUND
The Penn Series Mid Cap Growth Fund returned 11.37% for the twelve-month period ending December 31, 2004, compared to the 15.48% return for its benchmark, the Russell Mid Cap Growth Index.

We think much of the gain for all of 2004 can be credited to better-than-expected earnings. Also driving results was a positive change in investor psychology. Early in the year investors were notably fretful about several issues - the war on terrorism, rising oil prices, the hiking of short term interest rates by the Federal Reserve, uncertainty about the outcome of the Bush-Kerry presidential race, and mixed economic signals, among others. But as oil prices stabilized, as the Bush-Kerry election was resolved, as the Federal Reserve's five rate hikes proved temperate, and as economic news on balance remained favorable, bearishness gradually morphed into bullishness and money increasingly flowed into stocks. For instance, for the year to date through November, net cash flow into stock funds totaled $167 billion, versus $138 billion for the same period a year earlier.

Seven of the portfolio's 10 sector positions beat their corresponding index sectors. Contributing the most to performance were growth-oriented holdings in the consumer-discretionary/services and technology sectors. Stocks in those sectors that added value included Verisign, Research In Motion, F5 Networks, Apple Computer, Inc., Comverse Technology and Wynn Resorts.

Detracting the most from performance were our weightings in health care and financial services stocks. Stocks that produced poor relative returns here included Varian Medical Systems Inc., Invitrogen Corp., Neurocrince Biosciences Inc., Wellpoint Inc. and Chicago Mercantile Exchange.

We think that a combination of moderate economic growth, low inflation, modest interest rates, reasonable equity valuations, corporate America's cash hoard of $1 trillion available for acquisitions and share buybacks, and steadily rising corporate profits should benefit the stock market in 2005. The market climbed a steep wall of worry in 2003 and continued to go up in 2004 in the face of fairly negative investor sentiment. We look for another up year in 2005.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
TURNER INVESTMENT PARTNERS, INC.
INVESTMENT SUB-ADVISER

CUMULATIVE PERFORMANCE COMPARISON(1)
MAY 1, 2000 - DECEMBER 31, 2004

[GRAPHIC OMITTED]

              PENN SERIES MID CAP GROWTH FUND   RUSSELL MID CAP GROWTH INDEX
              -------------------------------   ----------------------------
       Apr-00             $10,000.00                      $10,000.00
       Dec-00             $ 8,750.00                      $ 8,069.00
       Dec-01             $ 6,290.00                      $ 6,443.10
       Dec-02             $ 4,240.00                      $ 4,677.04
       Dec-03             $ 6,330.00                      $ 6,674.61
       Dec-04             $ 7,050.00                      $ 7,707.84

An investment of $10,000 in the Mid Cap Growth Fund on May 1, 2000 would have grown to $7,050. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell Mid Cap Growth Index, during the same period. A $10,000 investment in the Russell Mid Cap Growth Index on May 1, 2000 would have grown to $7,708.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/04

                               1 YEAR      SINCE INCEPTION(2)
                               ------      ------------------
Mid Cap Growth Fund            11.37%            -7.21%
Russell Mid Cap Growth Index   15.48%            -5.42%

PORTFOLIO COMPOSITION AS OF 12/31/04

                                          PERCENT OF
              SECTOR                      NET ASSETS
-------------------------------------     ----------
Consumer Discretionary                       25.1%
Technology                                   18.9%
Health Care                                  18.8%
Financial Services                           12.0%
Producer Durables                             8.4%
Energy                                        4.1%
Materials & Processing                        3.9%
Autos & Transportation                        3.0%
Consumer Staples                              2.4%
Utilities/Communications                      1.9%
Cash Reserves                                 1.5%

----------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

(2) Fund's inception date was May 1, 2000.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MID CAP VALUE FUND
The Penn Series Mid Cap Value Fund returned 23.17% for the twelve-month period ending December 31, 2004, compared to the 23.71% return for its benchmark, the Russell Mid Cap Value Index.

The Fund's return was driven by the performance of portfolio holdings within Consumer Discretionary and Financials. Our holdings in the Health Care and Energy sectors also made substantial contributions to total return. No sectors detracted from total return.

Our overweight allocation to Energy benefited relative return, as this was the highest returning sector in the Fund. We now believe much of the energy story has played out, and currently are neutral to the index. The Fund's selection of stocks within the Health Care sector produced the portfolio's second-highest return. We continue to see great values within Health Care and remain overweight relative to the index.

Our selection of stocks in Industrials and Financials underperformed the index's sector counterparts and was the main reason the Fund slightly underperformed for the one-year time period.

While we agree with market observers that a potential slowdown in consumer spending could negatively affect the Consumer Discretionary sector, we continue to have an overweight allocation. Consumer Discretionary comprises a wide variety of diverse businesses that behave very differently from one another. We believe that most of the diverse mix of companies we own in the sector are not very economically sensitive. They should be able to continue to grow earnings in the absence of robust economic activity. In addition, our holdings possess extremely attractive valuations, in our opinion, which more than compensates us for any added risk we could be taking on by investing in this cyclically-perceived sector.

Our portfolio continues to trade at a P/E discount to our benchmark, has superior trailing and forward growth rates and a higher return on equity. It has, in our opinion, greater return potential than our benchmark with less risk. We remain positive on the outlook for our portfolio's long-term performance.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
NEUBERGER BERMAN MANAGEMENT INC.
INVESTMENT SUB-ADVISER

CUMULATIVE PERFORMANCE COMPARISON(1)
MAY 1, 2000 - DECEMBER 31, 2004

[GRAPHIC OMITTED]

                 PENN SERIES MID CAP VALUE FUND    RUSSELL MID CAP VALUE INDEX
                 ------------------------------    ---------------------------
       Apr-00              $ 10,000.00                    $ 10,000.00
       Dec-00              $ 12,398.65                    $ 11,752.00
       Dec-01              $ 12,005.95                    $ 12,025.82
       Dec-02              $ 10,875.17                    $ 10,865.33
       Dec-03              $ 14,882.06                    $ 15,001.76
       Dec-04              $ 18,330.93                    $ 18,558.68

An investment of $10,000 in the Mid Cap Value Fund on May 1, 2000 would have grown to $18,331. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell Mid Cap Value Index, during the same period. A $10,000 investment in the Russell Mid Cap Value Index on May 1, 2000 would have grown to $18,559.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/04

                               1 YEAR      SINCE INCEPTION(2)
                               ------      ------------------
Mid Cap Value Fund             23.17%            13.85%
Russell Mid Cap Value Index    23.71%            14.17%

PORTFOLIO COMPOSITION AS OF 12/31/04

                                          PERCENT OF
              SECTOR                      NET ASSETS
-------------------------------------     ----------
Consumer Discretionary                       33.9%
Financials                                   31.0%
Health Care                                  11.7%
Industrials                                   6.9%
Energy                                        6.0%
Consumer Staples                              5.9%
Information Technology                        4.6%

----------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

(2) Fund's inception date was May 1, 2000.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LARGE CAP GROWTH FUND
The Penn Series Large Cap Growth Fund returned 8.66% for the twelve-month period ending December 31, 2004, compared to the 6.30% return for its benchmark, the Russell 1000 Growth Index.

Stock selection within the Consumer Staples sector, and an overweight exposure to the Consumer Discretionary sector were the primary contributors to the over performance. In the Consumer Staples sector, Sysco Corp. was the largest contributor to the Fund's performance. Our top performing stock, Starbucks, led the Consumer Discretionary sector. Further strong gains in the sector resulted from Omnicom Group and TJX Companies. A lack of exposure to the underperforming Energy sector also contributed to the Fund's outperformance.

Offsetting some of our performance was stock selection in the Health Care and Financial sectors. In Health Care, Pfizer Inc. and Medtronic Inc. were our two top decliners. Offsetting these declines was the positive return of Cardinal Health. In the Financials sector, Fifth Third Bancorp and American International Group Inc. were the Fund's third and fourth weakest performers. These were offset by the performance of Charles Schwab. Relative performance was also hurt by the stock selection in the Industrial Sector in which 5 out of 6 holdings underperformed the sector return of the market.

As we look forward, corporate balance sheets are generally in better financial shape than at any time in the past decade. Cash has been built to significant levels at many companies, opening the door for capital expenditures, share repurchases, dividend increases, M&A, and hiring - all of which may result in positive implications for the market, and growth stocks in particular. Our outlook is tempered though as we keep a close eye on the tightening monetary policy, inflationary concerns, deficit levels, and developments in the Middle East. We remain confident that our quality-biased strategy should provide the opportunity to outperform over time.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
ABN AMRO ASSET MANAGEMENT, INC.
INVESTMENT SUB-ADVISER

CUMULATIVE PERFORMANCE COMPARISON(1)
MAY 1, 2002 - DECEMBER 31, 2004

[GRAPHIC OMITTED]

              PENN SERIES LARGE CAP GROWTH FUND     RUSSELL 1000 GROWTH INDEX
              ---------------------------------     -------------------------
       Apr-02           $ 10,000.00                        $ 10,000.00
       Dec-02           $  8,440.48                        $  8,061.00
       Dec-03           $ 10,601.83                        $ 10,459.15
       Dec-04           $ 11,520.13                        $ 11,118.07

An investment of $10,000 in the Large Cap Growth Fund on May 1, 2002 would have grown to $11,520. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on May 1, 2002 would have grown to $11,118.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/04

                               1 YEAR      SINCE INCEPTION(2)
                               ------      ------------------
Large Cap Growth Fund           8.66%            5.44%
Russell 1000 Growth Index       6.30%            4.05%

PORTFOLIO COMPOSITION AS OF 12/31/04

                                           PERCENT OF
              SECTOR                       NET ASSETS
-------------------------------------      ----------
Information Technology                        22.6%
Consumer Discretionary                        20.6%
Financials                                    18.6%
Industrials                                   15.0%
Health Care                                   11.7%
Materials                                      5.4%
Consumer Staples                               4.8%
Cash Reserves                                  1.3%

----------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

(2) Fund's inception date was May 1, 2002.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

STRATEGIC VALUE FUND
The Penn Series Strategic Value Fund returned 24.25% for the twelve-month period ending December 31, 2004, compared to the 23.71% return for its benchmark, the Russell Mid Cap Value Index.

Stock selection within the materials and processing sector was the primary contributor to the Fund's relative performance versus the Russell Mid Cap Value Index. Agricultural products maker Monsanto performed well, as the result of strong earnings and better than expected free cash flow generation. Stock selection within the producer durables sector also aided performance. Fund holding Cummins, a maker of gas, diesel and electric engines, performed well as earnings exceeded expectations due to revenue increases, expanding margins and increased product demand. Healthcare benefits provider Aetna was also a strong performer and contributed to returns. Aetna continued to benefit from operational restructuring and market share gains.

The primary detractor from performance during the year was the combination of stock selection and a relative underweight position within the financial services sector. In general, Fund holdings within this sector failed to keep pace with Index returns. Stock selection within the utilities sector also detracted from performance. In particular, shares of Northeast Utilities declined after reducing earnings guidance due to aggressive price competition in its unregulated energy business. Additionally, within the consumer discretionary sector, shares of clothing and apparel designer Tommy Hilfiger were hurt as investors reacted to news of investigations regarding past tax practices.

We believe that we are in the middle of an economic expansion cycle, which is progressing unevenly across industries. There are pockets of supply/demand imbalances that are allowing some of the Fund's companies to raise prices, leading to rising profitability. These pockets include such diverse areas of oilfield services, crop nutrients, coated paper, and plywood. There are also companies whose profitability is rising due to strong and/or improving demand for their offerings such as voice over IP telephony, security software, large-scale truck engines, mail order prescriptions and eye care solutions. Finally, there are individual company situations where management is taking proactive measures that we believe will improve profitability and generate shareholder value.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
LORD, ABBETT & CO. LLC
INVESTMENT SUB-ADVISER

CUMULATIVE PERFORMANCE COMPARISON(1)
MAY 1, 2002 - DECEMBER 31, 2004

[GRAPHIC OMITTED]

              PENN SERIES STRATEGIC VALUE FUND   RUSSELL MID CAP VALUE INDEX
              --------------------------------   ---------------------------
       Apr-02            $ 10,000.00                      $ 10,000.00
       Dec-02            $  8,574.98                      $  8,380.00
       Dec-03            $ 10,729.82                      $ 11,570.27
       Dec-04            $ 13,331.89                      $ 14,313.58

An investment of $10,000 in the Strategic Value Fund on May 1, 2002 would have grown to $13,332. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell Mid Cap Value Index, during the same period. A $10,000 investment in the Russell Mid Cap Value Index on May 1, 2002 would have grown to $14,314.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/04

                               1 YEAR      SINCE INCEPTION(2)
                               ------      ------------------
Strategic Value Fund           24.25%            11.37%
Russell Mid Cap Value Index    23.71%            15.72%

PORTFOLIO COMPOSITION AS OF 12/31/04

                                           PERCENT OF
              SECTOR                       NET ASSETS
-------------------------------------      ----------
Materials & Processing                        21.0%
Consumer Discretionary                        18.0%
Financial Services                            14.0%
Utilities                                      8.0%
Energy                                         8.0%
Technology                                     7.0%
Healthcare                                     7.0%
Producer Durables                              6.0%
Auto Transportation                            4.0%
Consumer Staples                               2.0%
Cash Reserves                                  5.0%

----------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

(2) Fund's inception date was May 1, 2002.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

REIT FUND
The Penn Series REIT Fund returned 35.53% for the twelve-month period ending December 31, 2004, compared to the 34.78% return for its benchmark, the DJ Wilshire Real Estate Securities Index.

The REIT market had a banner year in 2004. Relatively stable interest rates and modestly improving real estate fundamentals continued to attract investors to the sector.

During the year, the highest property type return for the index was the hotel sector. The sector benefited from a strengthening in the demand for lodging from the business, leisure and convention travelers. The worst performing sector was manufactured housing, which continued to be dogged by industry oversupply and credit issues.

For the Fund, security selection in the office, hotel and regional retail sectors contributed positively to performance. We avoided underperformer Equity Office Properties in the office sector and overweighted outperformers such as Extended Stay America and Rouse in the hotel and regional retail sectors, which accounted for the positive security selection effects. Underweighting the office sector and overweighting the best-performing hotel sector also added to performance.

Security selection was a drag on performance in the industrial and apartment sectors. Our largest weight in the industrial sector, PS Business Parks, performed below the benchmark. Within the apartment sector, we maintained an overweight position in BRE Properties, which underperformed. Also impacting our results in the apartment sector were our underweights of Archstone Communities and Avalonbay Communities.

Property market fundamentals for each sector are improving, but at different rates in different geographic markets, making it challenging to correctly forecast turning points while taking into account current valuations. Furthermore, valuations for the REIT sector have increased over the last several years based on an analysis of a number of valuation metrics, while interest rates have remained low. It has been challenging to find attractively valued stocks at these higher valuation levels.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
HEITMAN REAL ESTATE SECURITIES LLC
INVESTMENT SUB-ADVISER

CUMULATIVE PERFORMANCE COMPARISON(1)
MAY 1, 2002 - DECEMBER 31, 2004

[GRAPHIC OMITTED]

         PENN SERIES REIT FUND      DJ WILSHIRE REAL ESTATE SECURITIES INDEX
         ---------------------      ----------------------------------------
Apr-02          $ 10,000.00                        $ 10,000.00
Dec-02          $  9,244.58                        $  9,355.00
Dec-03          $ 12,525.08                        $ 12,821.96
Dec-04          $ 16,974.84                        $ 17,281.44

An investment of $10,000 in the REIT Fund on May 1, 2002 would have grown to $16,975. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the DJ Wilshire Real Estate Securities Index, during the same period. A $10,000 investment in the DJ Wilshire Real Estate Securities Index on May 1, 2002 would have grown to $17,281.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/04

                               1 YEAR      SINCE INCEPTION(2)
                               ------      ------------------
REIT Fund                      35.53%            21.91%
DJ Wilshire Real Estate
Securities Index               34.78%            22.77%

PORTFOLIO COMPOSITION AS OF 12/31/04

                                           PERCENT OF
           PROPERTY TYPE                   NET ASSETS
-------------------------------------      ----------
Office                                       22.5%
Apartments                                   17.9%
Local Retail                                 14.4%
Regional Retail                              13.8%
Hotel                                        12.5%
Industrial                                    8.7%
Storage                                       5.2%
Triple Net Lease                              4.5%
Manufactured Housing                          0.5%

----------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

(2) Fund's inception date was May 1, 2002.

IMPORTANT INFORMATION ABOUT FUND EXPENSES
HYPOTHETICAL EXAMPLES OF A $1,000 INVESTMENT

As a participant in any of the Penn Series Funds, you incur one of two potential types of costs.

o Participants incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are also no redemption fees or exchange fees.
o However, participants do incur ongoing costs, including investment management fees, administrative expenses, and other fund expenses.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning July 1, 2004 and held through December 31, 2004.

ACTUAL FUND PERFORMANCE lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% YEARLY RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are only meant to highlight your ongoing costs of investing in the funds.

                                    EXPENSE         BEGINNING        ENDING        EXPENSES
                                     RATIO           VALUE ON        VALUE ON     PAID DURING
                                (ANNUALIZED)(1)      7/1/04          12/31/04      PERIOD(2)
                                ---------------   ------------    ------------   ------------
MONEY MARKET FUND                    0.53%
Actual Fund Performance                           $   1,000.00    $   1,003.63   $       2.67
Hypothetical 5% Yearly Return                     $   1,000.00    $   1,022.51   $       2.70
QUALITY BOND FUND                    0.62%
Actual Fund Performance                           $   1,000.00    $   1.041.71   $       3.19
Hypothetical 5% Yearly Return                     $   1,000.00    $   1,022.05   $       3.16
HIGH YIELD BOND FUND                 0.86%
Actual Fund Performance                           $   1,000.00    $   1,089.47   $       4.53
Hypothetical 5% Yearly Return                     $   1,000.00    $   1,020.83   $       4.38
GROWTH STOCK FUND                    0.96%
Actual Fund Performance                           $   1,000.00    $   1,076.68   $       5.02
Hypothetical 5% Yearly Return                     $   1,000.00    $   1,020.32   $       4.89

IMPORTANT INFORMATION ABOUT FUND EXPENSES
HYPOTHETICAL EXAMPLES OF A $1,000 INVESTMENT

                                    EXPENSE         BEGINNING        ENDING        EXPENSES
                                     RATIO           VALUE ON        VALUE ON     PAID DURING
                                (ANNUALIZED)(1)      7/1/04          12/31/04      PERIOD(2)
                                ---------------   ------------    ------------   ------------
LARGE CAP VALUE FUND                 0.86%
Actual Fund Performance                           $   1,000.00    $   1,093.36   $       4.54
Hypothetical 5% Yearly Return                     $   1,000.00    $   1,020.83   $       4.38
FLEXIBLY MANAGED FUND                0.84%
Actual Fund Performance                           $   1,000.00    $   1,113.43   $       4.47
Hypothetical 5% Yearly Return                     $   1,000.00    $   1,020.93   $       4.28
INTERNATIONAL EQUITY FUND            1.18%
Actual Fund Performance                           $   1,000.00    $   1,234.15   $       6.65
Hypothetical 5% Yearly Return                     $   1,000.00    $   1,019.20   $       6.01
SMALL CAP VALUE FUND                 1.15%
Actual Fund Performance                           $   1,000.00    $   1,064.11   $       5.99
Hypothetical 5% Yearly Return                     $   1,000.00    $   1,019.35   $       5.86
SMALL CAP GROWTH FUND                1.06%
Actual Fund Performance                           $   1,000.00    $   1,044.44   $       5.46
Hypothetical 5% Yearly Return                     $   1,000.00    $   1,019.81   $       5.40
LIMITED MATURITY BOND FUND           0.62%
Actual Fund Performance                           $   1,000.00    $   1,014.26   $       3.14
Hypothetical 5% Yearly Return                     $   1,000.00    $   1,022.05   $       3.16
INDEX 500 FUND                       0.29%
Actual Fund Performance                           $   1,000.00    $   1,068.29   $       1.51
Hypothetical 5% Yearly Return                     $   1,000.00    $   1,023.73   $       1.48
MID CAP GROWTH FUND                  0.91%
Actual Fund Performance                           $   1,000.00    $   1,076.54   $       4.76
Hypothetical 5% Yearly Return                     $   1,000.00    $   1,020.58   $       4.63
MID CAP VALUE FUND                   0.82%
Actual Fund Performance                           $   1,000.00    $   1,134.19   $       4.41
Hypothetical 5% Yearly Return                     $   1,000.00    $   1,021.04   $       4.17
LARGE CAP GROWTH FUND                0.89%
Actual Fund Performance                           $   1,000.00    $   1,043.22   $       4.58
Hypothetical 5% Yearly Return                     $   1,000.00    $   1,020.68   $       4.53
STRATEGIC VALUE FUND                 1.14%
Actual Fund Performance                           $   1,000.00    $   1,129.98   $       6.12
Hypothetical 5% Yearly Return                     $   1,000.00    $   1,019.41   $       5.80
REIT FUND                            1.10%
Actual Fund Performance                           $   1,000.00    $   1,263.03   $       6.27
Hypothetical 5% Yearly Return                     $   1,000.00    $   1,019.61   $       5.60

----------
(1) Ratio for six-month period; may differ from the expense ratio provided in the Financial Highlights.
(2) Expenses for each fund are equal to that fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE MONEY MARKET FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 22.4%
--------------------------------------------------------------------------------
BANKING -- 4.5%
Barclays Bank Plc
 2.260%, 02/03/05                                   $        700   $        699
Royal Bank of Scotland Group Plc
 2.300%, 01/19/05                                          3,000          2,998
                                                                   ------------
                                                                          3,697
                                                                   ------------
COSMETICS & TOILETRIES -- 0.6%
Unilever Corp.
 2.250%, 01/12/05                                            528            528
                                                                   ------------
FINANCE -- 5.9%
American Honda Finance Corp.
 2.300%, 01/19/05                                          1,600          1,598
UBS Finance
 2.270%, 01/24/05                                            400            399
 2.300%, 01/06/05                                            395            395
 2.310%, 01/14/05                                          2,400          2,399
                                                                   ------------
                                                                          4,791
                                                                   ------------
PHARMACEUTICALS -- 3.7%
Pfizer, Inc.
 2.170%, 01/24/05                                          3,000          2,996
                                                                   ------------
PRINTING & PUBLISHING -- 2.1%
Dow Jones & Co.
 2.310%, 01/07/05                                          1,750          1,750
                                                                   ------------
SPECIAL PURPOSE ENTITY -- 4.2%
Private Expo
 1.830%, 01/05/05                                          3,400          3,400
                                                                   ------------
TELECOMMUNICATIONS -- 1.4%
BellSouth Co.
 2.250%, 01/03/05                                          1,150          1,150
                                                                   ------------
TOTAL COMMERCIAL PAPER
 (COST $18,312)                                                          18,312
                                                                   ------------
--------------------------------------------------------------------------------
CORPORATE BONDS -- 37.8%
--------------------------------------------------------------------------------
BANKING -- 3.4%
Bank of America Corp.
 6.375%, 05/15/05                                            325            330
 6.875%, 02/15/05                                            686            690
 7.875%, 05/16/05                                            230            234
International Bank for Reconstruction
 4.000%, 01/10/05                                            100            100
Wachovia Corp.
 6.625%, 03/15/05                                            150            151
 6.800%, 06/01/05                                          1,180          1,199
 7.700%, 02/15/05                                             80             81
                                                                   ------------
                                                                          2,785
                                                                   ------------
CHEMICALS -- 2.0%
Air Products & Chemicals, Inc.
 7.375%, 05/01/05                                          1,600          1,624
                                                                   ------------
COMPUTERS & OFFICE EQUIPMENT -- 0.4%
Pitney Bowes, Inc.
 5.950%, 02/01/05                                            300            301
                                                                   ------------
COSMETICS & TOILETRIES -- 0.1%
Procter & Gamble Co.
 4.000%, 04/30/05                                            100            100
                                                                   ------------

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 1.2%
Allied-Signal
 6.125%, 07/01/05                                   $        125   $        127
Honeywell International, Inc.
 2.539%**, 08/01/05                                          150            148
Leggett & Platt, Inc.
 7.650%, 02/15/05                                            735            740
                                                                   ------------
                                                                          1,015
                                                                   ------------
ENERGY RESOURCES & SERVICES -- 2.7%
Amoco Canada Energy Co.
 6.750%, 02/15/05                                            278            280
Emerson Electric Co.
 7.875%, 06/01/05                                          1,630          1,664
National Rural Utilities Cooperative Finance Corp.
 6.125%, 05/15/05                                            250            253
                                                                   ------------
                                                                          2,197
                                                                   ------------
FINANCE -- 19.2%
American General Corp.
 7.750%, 04/01/05                                            125            127
American General Finance Corp.
 7.250%, 05/15/05                                          1,125          1,143
Bear Stearns Cos., Inc.
 7.625%, 02/01/05                                            130            131
CIT Group, Inc.
 6.875%, 02/16/05                                          1,920          1,931
Citigroup, Inc.
 6.100%, 01/15/05                                          2,020          2,024
 6.200%, 05/16/05                                            125            127
 6.250%, 01/15/05                                            667            668
 6.625%, 06/15/05                                            106            108
 7.625%, 05/01/05                                             30             30
 7.750%, 02/15/05                                            100            101
 7.750%, 03/01/05                                             68             69
JPMorgan Chase & Co.
 7.125%, 03/01/05                                            997          1,005
General Electric Capital Corp.
 7.250%, 02/01/05                                            172            173
 7.500%, 05/15/05                                          2,000          2,036
 8.850%, 04/01/05                                             74             75
Goldman Sachs Group, Inc.
 7.500%, 01/28/05                                            433            434
Household Finance Corp.
 7.125%, 09/01/05                                            100            103
 8.000%, 05/09/05                                            420            428
 8.250%, 02/15/05                                            239            241
Lehman Brothers Holdings, Inc.
 11.625%, 05/15/05                                           300            309
Pacific Bell Corp.
 6.250%, 03/01/05                                          1,733          1,745
Santander Financial Issuances
 6.800%, 07/15/05                                            190            194
 7.875%, 04/15/05                                            500            509
Wells Fargo Financial, Inc.
 7.500%, 04/15/05                                          2,000          2,027
                                                                   ------------
                                                                         15,738
                                                                   ------------
INSURANCE -- 2.1%
Allstate Corp.
 7.875%, 05/01/05                                          1,659          1,688
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONTINUED)
THE MONEY MARKET FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OIL & GAS -- 0.1%
Vastar Resources
 8.750%, 02/01/05                                   $        100   $        101
                                                                   ------------
PHARMACEUTICALS -- 0.1%
Abbott Laboratories
 6.800%, 05/15/05                                            104            106
                                                                   ------------
RESTAURANTS -- 0.7%
McDonald's Corp.
 4.150%, 02/15/05                                            550            551
                                                                   ------------
RETAIL -- 1.7%
Target Corp.
 7.500%, 02/15/05                                          1,378          1,387
                                                                   ------------
TELECOMMUNICATIONS -- 4.1%
Verizon Communications, Inc.
 6.125%, 07/15/05                                            200            203
 6.400%, 02/15/05                                            357            359
Verizon Wireless Capital LLC
 2.415%, 05/23/05                                            750            750
Vodafone Group Plc
 7.625%, 02/15/05                                          1,993          2,007
                                                                   ------------
                                                                          3,319
                                                                   ------------
TOTAL CORPORATE BONDS
 (COST $30,912)                                                          30,912
                                                                   ------------
--------------------------------------------------------------------------------
MEDIUM TERM NOTES -- 15.4%
--------------------------------------------------------------------------------
BANKING -- 2.6%
Bank of America Corp.
 4.320%, 02/22/05                                          2,000          2,007
U.S. Bancorp
 4.750%, 06/30/05                                            100            101
                                                                   ------------
                                                                          2,108
                                                                   ------------
FINANCE -- 8.8%
American Express Credit Corp.
 4.250%, 02/07/05                                            225            225
Caterpillar Financial Services Corp.
 2.400%, 01/31/05                                          1,775          1,775
 4.250%, 02/15/05                                             50             50
 4.750%, 04/15/05                                             30             30
Citigroup, Inc.
 7.120%, 02/14/05                                            100            101
 8.180%, 02/15/05                                             27             27
 9.000%, 02/15/05                                             10             10
Goldman Sachs Group, Inc.
 2.731%, 02/25/05                                            600            600
Household Finance Corp.
 5.150%, 08/15/05                                            100            101
International Lease Finance Corp.
 4.750%, 01/18/05                                            275            275
 5.540%, 03/21/05                                            700            705
Lehman Brothers Holdings, Inc.
 7.750%, 01/15/05                                            600            601
Merrill Lynch & Co.
 4.540%, 03/08/05                                          2,650          2,662
                                                                   ------------
                                                                          7,162
                                                                   ------------

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.9%
Merck & Co., Inc.
 4.125%, 01/18/05                                   $      1,580   $      1,583
                                                                   ------------
REAL ESTATE -- 1.8%
Security Capital Group, Inc.
 7.800%, 01/19/05                                          1,500          1,504
                                                                   ------------
TELECOMMUNICATIONS -- 0.3%
AT&T Capital Corp.
 7.650%, 03/14/05                                            107            108
SBC Communications, Inc.
 7.500%, 04/26/05                                            100            102
                                                                   ------------
                                                                            210
                                                                   ------------
TOTAL MEDIUM TERM NOTES
 (COST $12,567)                                                          12,567
                                                                   ------------
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 2.4%
--------------------------------------------------------------------------------
Federal National Mortgage Association Discount Note
 2.120%, 01/18/05
 (COST $1,998)                                             2,000          1,998
                                                                   ------------
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES*** -- 16.7%
--------------------------------------------------------------------------------
BANKING -- 0.1%
Wachovia Corp.
 2.840%, 03/31/05                                            100            100
                                                                   ------------
HEALTHCARE -- 2.1%
Barton Healthcare, LLC
 2.450%, 01/05/05                                            255            255
Fairview Hospital & Healthcare Services
 2.400%, 01/07/05 *                                          400            400
St. Francis Healthcare Foundation
 2.900%, 01/07/05 *                                        1,085          1,085
                                                                   ------------
                                                                          1,740
                                                                   ------------
MUNICIPAL BONDS -- 12.1%
Berks County, PA, Industrial Development Authority
 2.530%, 01/07/05 *                                          455            455
Bloomfield, NM
 2.450%, 01/07/05 *                                          600            600
Columbia County, GA Development Authority
 2.370%, 01/07/05 *                                        1,000          1,000
Espanola, NM
 2.450%, 01/07/05 *                                          600            600
Harris County, TX, Sports Authority Special Revenue
 2.540%, 01/07/05 *                                        2,200          2,200
Illinois Development Finance Authority
 2.450%, 01/07/05 *                                          600            600
Montgomery County, PA Industrial Development
 Authority 2.530%, 01/07/05 *                                745            745
New York, NY - Subseries-A-9
 2.470%, 01/05/05 *                                        2,000          2,000
Philadelphia Authority-For Industrial Development-
 Marketplace 2.510%, 01/07/05 *                            1,060          1,060
Silver City, NM
 2.450%, 01/07/05 *                                          600            600
                                                                   ------------
                                                                          9,860
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONCLUDED)
THE MONEY MARKET FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PARKING FACILITIES -- 2.4%
Liliha Parking LP
 2.900%, 01/05/05                                   $      1,960   $      1,960
                                                                   ------------
TOTAL VARIABLE RATE DEMAND NOTES
 (COST $13,660)                                                          13,660
                                                                   ------------

                                                       NUMBER
                                                     OF SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.4%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds-Tempfund                                        3,047,452          3,047
Evergreen Prime Cash Management
 Money Market Fund                                     3,000,510          3,001
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $6,048)                                                            6,048
                                                                   ------------
TOTAL INVESTMENTS -- 102.1%
 (COST $83,497) (a)                                                      83,497
LIABILITIES IN EXCESS
 OF OTHER ASSETS --- (2.1)%                                              (1,754)
                                                                   ------------
NET ASSETS APPLICABLE TO 81,743,947
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $     81,743
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $       1.00
                                                                   ============

----------
(a)   Cost for Federal income tax purposes.
*     The security is a taxable municipal issue enhanced by a bank letter of credit.
**    Effective Yield
*** The rate shown is the rate as of December 31, 2004, and the maturity is the next interest readjustment date.

     MATURITY             MARKET         % OF
     SCHEDULE           VALUE (000)     PORTFOLIO    (CUMULATIVE)
------------------------------------------------------------------
------------------------------------------------------------------
   1 -  7 days         $     26,310           31.5%          31.5%
   8 - 14 days                3,026            3.6%          35.1%
  15 - 30 days               17,076           20.5%          55.6%
  31 - 60 days               18,131           21.7%          77.3%
  61 - 90 days                3,725            4.5%          81.8%
 91 - 120 days                2,970            3.6%          85.4%
121 - 150 days                8,309            9.9%          95.3%
 over 150 days                3,950            4.7%         100.0%
--------------------------------------------------
                       $     83,497          100.0%
                                             ======

Average Weighted Maturity -- 44.15 days

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE QUALITY BOND FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- 10.9%
--------------------------------------------------------------------------------
AUTOMOBILES & RELATED -- 1.8%
Ford Motor Co.
 7.450%, 07/16/31                                   $      1,000   $      1,006
General Motors Acceptance Corp.
 8.000%, 11/01/31                                          2,000          2,056
                                                                   ------------
                                                                          3,062
                                                                   ------------
CABLE OPERATORS -- 0.8%
Tele-Communications, Inc.
 9.875%, 06/15/22                                          1,000          1,420
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 0.6%
Electronic Data Systems Corp.
 7.450%, 10/15/29                                          1,000          1,080
                                                                   ------------
CONSUMER PRODUCTS -- 0.7%
Cendant Corp.
 7.125%, 03/15/15                                          1,000          1,142
                                                                   ------------
DIVERSIFIED OPERATIONS -- 0.5%
Bombadier, Inc. 144A @
 6.750%, 05/01/12                                          1,000            918
                                                                   ------------
FINANCE -- 0.7%
CIT Group, Inc.
 7.750%, 04/02/12                                          1,000          1,184
                                                                   ------------
OIL & GAS -- 1.8%
Noble Energy, Inc.
 5.250%, 04/15/14                                          2,000          2,022
Tennessee Gas Pipeline Co.
 8.375%, 06/15/32                                          1,000          1,127
                                                                   ------------
                                                                          3,149
                                                                   ------------
PAPER & RELATED PRODUCTS -- 0.6%
Abitibi-Consolidated, Inc.
 8.850%, 08/01/30                                          1,000          1,005
                                                                   ------------
PHOTOGRAPHY EQUIPMENT & SUPPLIES -- 1.2%
Eastman Kodak Co.
 6.375%, 06/15/06                                          1,000          1,039
 7.250%, 11/15/13                                          1,000          1,077
                                                                   ------------
                                                                          2,116
                                                                   ------------
TELECOMMUNICATIONS -- 2.2%
AT&T Corp.
 8.750%, 11/15/31                                          2,000          2,387
Sprint Capital Corp.
 8.750%, 03/15/32                                          1,000          1,332
                                                                   ------------
                                                                          3,719
                                                                   ------------
TOTAL CORPORATE BONDS
 (COST $16,744)                                                          18,795
                                                                   ------------
--------------------------------------------------------------------------------
MEDIUM TERM NOTES -- 0.6%
--------------------------------------------------------------------------------
FINANCE -- 0.6%
Citigroup, Inc.
 7.750%, 02/15/05                                          1,000          1,006

TOTAL MEDIUM TERM NOTES
 (COST $1,000)                                                            1,006
                                                                   ------------

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 11.2%
--------------------------------------------------------------------------------
U.S. TREASURY INFLATION INDEXED NOTES -- 5.2%
 3.375%, 01/15/07                                   $      7,000   $      8,931
                                                                   ------------
U.S. TREASURY BONDS -- 5.6%
 5.375%, 02/15/31                                          9,000          9,732
                                                                   ------------
U.S. TREASURY NOTES -- 0.4%
 5.750%, 11/15/05                                            725            744
                                                                   ------------

TOTAL U.S. TREASURY OBLIGATIONS
 (COST $19,028)                                                          19,407
                                                                   ------------
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 67.6%
--------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK DISCOUNT NOTE -- 22.6%
 1.000%, 01/03/05                                         39,000         38,998
                                                                   ------------
FEDERAL HOME LOAN BANK -- 6.3%
 2.450%, 03/23/07                                         11,000         10,799
                                                                   ------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 0.0%
 5.500%**, 08/15/21++                                        964             66
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 38.3%
 2.625%, 10/01/07                                         10,000          9,790
 3.500%, 04/01/34                                          5,643          5,565
 5.000%, 01/15/35 TBA                                     11,500         11,407
 5.500%**, 05/25/19++                                      6,793            411
 5.500%, 01/15/35 TBA                                     17,500         17,762
 6.000%, 03/01/33                                          4,898          5,071
 6.500%, 01/01/28                                            191            201
 6.500%, 04/01/28                                            142            149
 6.500%, 01/01/29                                            167            175
 6.500%, 01/01/29                                            143            150
 6.500%, 01/01/29                                            215            226
 6.500%, 08/01/29                                             35             37
 6.500%, 02/01/31                                            164            172
 6.500%, 05/01/31                                            181            190
 6.500%, 06/01/31                                             30             32
 6.500%, 08/01/31                                             19             20
 6.500%, 09/01/31                                             81             85
 6.500%, 11/01/31                                            291            306
 6.500%, 11/01/31                                            190            199
 6.500%, 02/01/32                                            147            155
 6.500%, 04/01/32                                            102            107
 6.500%, 04/01/32                                            123            130
 6.500%, 04/01/32                                            193            203
 6.500%, 06/01/32                                            185            194
 6.500%, 08/01/32                                            158            166
 6.500%, 08/01/32                                            126            132
 6.500%, 08/01/32                                            194            204
 6.500%, 11/01/32                                             70             74
 6.500%, 01/01/33                                            490            515
 6.500%, 02/01/33                                            517            543
 6.500%, 06/01/33                                          1,617          1,697
 7.000%, 07/01/28                                            401            425
 7.000%, 05/01/29                                            291            309
 7.000%, 03/01/30                                            364            386
 7.000%, 02/01/31                                            316            335
 7.000%, 07/01/31                                            264            280
 7.000%, 08/01/31                                            292            309
 7.000%, 08/01/31                                            314            332
 7.000%, 09/01/31                                            286            303
 7.000%, 02/01/32                                            242            256

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONCLUDED)
THE QUALITY BOND FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION -- (CONTINUED)
 7.000%, 05/01/32                                   $        341   $        362
 7.000%, 05/01/32                                            406            430
 7.000%, 05/01/32                                            163            172
 7.000%, 12/01/32                                          5,929          6,283
                                                                   ------------
                                                                         66,250
                                                                   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.4%
 9.000%, 10/15/30                                            173            191
 9.000%, 10/15/30                                             68             75
 9.000%, 10/15/30                                            197            218
 9.000%, 11/15/30                                            129            142
 9.000%, 11/15/30                                             85             94
 9.000%, 11/15/30                                             20             22
                                                                   ------------
                                                                            742
                                                                   ------------
TOTAL AGENCY OBLIGATIONS
 (COST $116,953)                                                        116,855
                                                                   ------------
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 18.0%
--------------------------------------------------------------------------------
Bank Of America Commercial Mortgage, Inc.
 7.109%, 11/15/31                                          3,889          4,147
                                                                   ------------
Conseco Finance Securitizations Corp.
 5.790%, 05/01/33                                          4,000          4,072
 7.470%, 02/01/32                                          2,343          2,404
 7.620%, 05/01/31                                          1,669          1,708
 7.730%, 04/01/32                                            813            804
                                                                   ------------
                                                                          8,988
                                                                   ------------
GE Capital Commercial Mortgage Corp.
 6.079%, 05/15/33                                          3,049          3,221
                                                                   ------------
Green Tree Financial Corp.
 5.760%, 11/01/18                                            337            340
 6.080%, 12/01/30                                            410            419
 7.330%, 04/01/31                                          3,006          3,108
                                                                   ------------
                                                                          3,867
                                                                   ------------
LB-UBS Commercial Mortgage Trust
 5.401%, 03/15/26                                          2,716          2,779
 6.058%, 06/15/20                                          3,429          3,620
                                                                   ------------
                                                                          6,399
                                                                   ------------
Morgan Stanley Capital I, Inc. 144A @
 6.950%, 12/10/07                                            798            814
                                                                   ------------
PNC Mortgage Acceptance Corp.
 5.910%, 03/12/34                                          2,733          2,873
 7.520%, 07/15/08                                            688            733
                                                                   ------------
                                                                          3,606
                                                                   ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (COST $31,371)                                                          31,042
                                                                   ------------
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 1.7%
--------------------------------------------------------------------------------
Illinois Power Special Purpose Trust
 5.380%, 06/25/07                                            813            820
Railcar Leasing L.L.C
 7.125%, 01/15/13                                          2,000          2,206
                                                                   ------------
TOTAL ASSET BACKED SECURITIES
 (COST $2,807)                                                            3,026
                                                                   ------------

                                                        NUMBER
                                                      OF SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.0%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempFund                                      5,152,037          5,152

                                                        NUMBER         VALUE
                                                      OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Evergreen Prime Cash Management
 Money Market Fund                                     5,159,487   $      5,160
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $10,312)                                                          10,312
                                                                   ------------
TOTAL INVESTMENTS --- 116.0%
 (COST $198,214) (a)                                                    200,443
LIABILITIES IN EXCESS
 OF OTHER ASSETS --- (16.0)%                                            (27,709)
                                                                   ------------
NET ASSETS APPLICABLE TO 16,393,979
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $    172,734
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $      10.54
                                                                   ============

----------
++    IO - Interest Only Security
**    Effective Yield
@ Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors." Unless otherwise indicated, security is considered liquid.
TBA - Securities issued on a when-issued (TBA) basis. The total cost of TBA securities at December 31, 2004 is $29,171,719.

(a) At December 31, 2004, the cost for Federal income tax purposes was $198,213,812. Net unrealized appreciation was $2,228,844. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,234,881 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,006,037.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE HIGH YIELD BOND FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- 91.9%
--------------------------------------------------------------------------------
ADVERTISING -- 1.2%
Advanstar Communications, Inc.
 10.750%, 08/15/10                                  $        100   $        113
 12.000%, 02/15/11                                           100            108
Advanstar, Inc.
 14.471%, 10/15/11                                           150            127
R.H. Donnelley Finance Corp.
 8.875%, 12/15/10                                             25             28
 10.875%, 12/15/12                                           475            564
WDAC Subsidiary Corp. 144A @
 8.375%, 12/01/14                                             75             74
                                                                   ------------
                                                                          1,014
                                                                   ------------
AEROSPACE & DEFENSE -- 2.1%
BE Aerospace, Inc.
 8.000%, 03/01/08                                             75             75
 8.500%, 10/01/10                                             75             82
 8.875%, 05/01/11                                            300            314
GenCorp, Inc.
 9.500%, 08/15/13                                            650            725
Sequa Corp.
 9.000%, 08/01/09                                             50             56
TD Funding Corp.
 8.375%, 07/15/11                                            150            161
Vought Aircraft Industries, Inc. 144A @
 8.000%, 07/15/11                                            375            365
                                                                   ------------
                                                                          1,778
                                                                   ------------
AGRICULTURAL PRODUCTS -- 0.1%
IMC Global, Inc.
 10.875%, 06/01/08                                            25             30
 10.875%, 08/01/13                                            50             63
 11.250%, 06/01/11                                            25             29
                                                                   ------------
                                                                            122
                                                                   ------------
AUTOMOBILES & RELATED -- 3.1%
Advanced Accessory Holdings Corp.
 15.078%, 12/15/11**^                                        125             51
Advanced Accessory Systems
 10.750%, 06/15/11                                            75             71
Asbury Automotive Group, Inc.
 8.000%, 03/15/14                                            125            124
 9.000%, 06/15/12                                             25             26
Autocam Corp.
 10.875%, 06/15/14                                           225            223
Cooper Standard Automotive Corp.
 8.375%, 12/15/14                                            175            175
Dura Operating Corp.
 9.000%, 05/01/09                                             75             74
Eagle-Picher Industries, Inc.
 9.750%, 09/01/13                                            200            200
HLI Operating Co., Inc.
 10.500%, 06/15/10                                            25             27
Navistar International Corp.
 7.500%, 06/15/11                                            175            188
Rexnord Corp.
 10.125%, 12/15/12                                           375            424
Tenneco Automotive, Inc. 144A @
 8.625%, 11/15/14                                            325            338
TRW Automotive Holdings Corp.
 9.375%, 02/15/13                                            357            414
 11.000%, 02/15/13                                           187            225

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AUTOMOBILES & RELATED -- (CONTINUED)
Visteon Corp.
 7.000%, 03/10/14                                   $        100   $         95
                                                                   ------------
                                                                          2,655
                                                                   ------------
BROADCAST/MEDIA -- 3.0%
Coleman Cable, Inc.
 9.875%, 10/01/12                                             50             53
Echostar DBS Corp. 144A @
 6.625%, 10/01/14^                                           375            380
Fisher Communications, Inc.
 8.625%, 09/15/14                                             75             81
Gray Television, Inc.
 9.250%, 12/15/11                                            150            168
Lighthouse International Co. SA
 8.000%, 04/30/14                                            350            485
Paxson Communications Corp.
 10.750%, 07/15/08                                            25             26
Quebecor Media, Inc.
 11.125%, 07/15/11                                           575            657
Sinclair Broadcast Group
 8.000%, 03/15/12                                            250            266
Videotron Ltee 144A @
 6.875%, 01/15/14                                            200            207
XM Satellite Radio Holdings, Inc.
 12.000%, 06/15/10                                           196            231
                                                                   ------------
                                                                          2,554
                                                                   ------------
BUILDING & BUILDING SUPPLIES -- 1.7%
ACIH, Inc. 144A @
 11.500%, 12/15/12**                                         250            181
Associated Materials, Inc.
 9.675%, 03/01/14**                                          275            198
 9.750%, 04/15/12                                            400            447
Building Materials Corp. of America 144A @
 7.750%, 08/01/14                                            175            177
Norcraft Cos. LP
 9.000%, 11/01/11                                            250            270
U.S. Concrete, Inc.
 8.375%, 04/01/14                                            150            162
                                                                   ------------
                                                                          1,435
                                                                   ------------
BUILDING & REAL ESTATE -- 1.4%
Brand Services, Inc.
 12.000%, 10/15/12                                           225            252
Geo Group The, Inc.
 8.250%, 07/15/13                                             50             53
LNR Property Corp.
 7.625%, 07/15/13                                             25             28
LNR Property Corp. 144A @
 7.250%, 10/15/13                                            250            282
Mobile Mini, Inc.
 9.500%, 07/01/13                                            125            146
WCI Communities, Inc.
 7.875%, 10/01/13                                            150            158
 9.125%, 05/01/12                                            100            111
 10.625%, 02/15/11                                           100            111
William Lyon Homes, Inc.
 7.500%, 02/15/14                                             25             24
                                                                   ------------
                                                                          1,165
                                                                   ------------
BUILDING PRODUCTS & SUPPLIES -- 0.2%
Texas Industries, Inc.
 10.250%, 06/15/11                                           175            205
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CABLE OPERATORS -- 2.2%
Cablevision Systems Corp. 144A @
 8.000%, 04/15/12                                   $        200   $        213
CCO Holdings LLC/CCO Holdings Capital Corp.
 6.615%, 12/15/10                                            125            125
Charter Communications Holdings LLC 144A @
 8.750%, 11/15/13                                            275            284
Charter Communications Operating LLC 144A @
 8.000%, 04/30/12                                            225            234
CSC Holdings, Inc.
 7.625%, 04/01/11                                            375            404
CSC Holdings, Inc. 144A @
 6.750%, 04/15/12                                            450            463
Mediacom Broadband LLC
 11.000%, 07/15/13                                           150            161
                                                                   ------------
                                                                          1,884
                                                                   ------------
CHEMICALS -- 4.0%
Arco Chemical Co.
 9.800%, 02/01/20                                             75             85
 10.250%, 11/01/10                                            75             86
Borden U.S. Finance Corp./Nova Scotia Finance ULC
 9.000%, 07/15/14                                            175            194
Compass Minerals International, Inc.
 10.895%, 06/01/13**^                                        525            425
Crompton Corp. 144A @
 9.875%, 08/01/12                                             50             57
Huntsman Co. LLC
 11.625%, 10/15/10                                           250            296
Huntsman International LLC
 9.875%, 03/01/09                                            225            247
Koppers, Inc.
 9.875%, 10/15/13                                            375            427
Lyondell Chemical Co.
 9.500%, 12/15/08                                            125            136
MacDermid, Inc.
 9.125%, 07/15/11                                            100            111
Omnova Solutions, Inc.
 11.250%, 06/01/10                                           175            197
Phosphate Resource Partners LP
 7.000%, 02/15/08                                            100            104
Resolution Performance Products LLC
 9.500%, 04/15/10                                            200            217
Rhodia SA
 10.250%, 06/01/10                                           350            394
Rhodia SA 144A @
 7.625%, 06/01/10                                             25             25
Rockwood Specialties, Inc.
 10.625%, 05/15/11                                           275            316
United Agri Products 144A @
 8.250%, 12/15/11                                            123            132
                                                                   ------------
                                                                          3,449
                                                                   ------------
COMPUTER - INTERNET SERVICES & SOFTWARE -- 0.0%
Globix Corp.
 11.000%, 05/01/08^                                           29             26
                                                                   ------------
COMPUTER - NETWORK PRODUCTS & SERVICES -- 0.4%
UGS Corp. 144A @
 10.000%, 06/01/12                                           275            313
                                                                   ------------

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMPUTER SERVICES & SOFTWARE -- 0.4%
Haights Cross Operating Co.
 11.750%, 08/15/11                                  $         25   $         28
 11.750%, 08/15/11                                            25             28
IPC Acquisition Corp.
 11.500%, 12/15/09                                           275            301
                                                                   ------------
                                                                            357
                                                                   ------------
CONSUMER PRODUCTS -- 1.1%
Equinox Holdings Ltd. 144A @
 9.000%, 12/15/09                                            100            106
FTD, Inc.
 7.750%, 02/15/14                                            100            103
Jostens Holdings Corp.
 9.634%, 12/01/13**                                          525            373
Jostens IH Corp.
 7.625%, 10/01/12                                            250            260
Rayovac Corp.
 8.500%, 10/01/13                                            100            111
                                                                   ------------
CONTAINERS -- 4.7%                                                          953
                                                                   ------------
AEP Industries, Inc.
 9.875%, 11/15/07                                            125            127
Bway Corp.
 10.000%, 10/15/10                                           200            208
Constar International, Inc.
 11.000%, 12/01/12                                           125            130
Crown Holdings, Inc.
 9.500%, 03/01/11                                            300            342
Crown Holdings, Inc.
 10.875%, 03/01/13                                           400            473
Graham Packaging Company, Inc.
 8.500%, 10/15/12                                            125            131
 9.875%, 10/15/14                                            300            320
Graphic Packaging International Corp.
 8.500%, 08/15/11                                            150            164
 9.500%, 08/15/13                                            125            142
Greif Brothers Corp. 144A @
 8.875%, 08/01/12                                            100            111
Jefferson Smurfit Corp. 144A @
 7.500%, 06/01/13                                             25             27
Owens-Brockway Glass Container, Inc.
 7.750%, 05/15/11                                            100            108
 8.250%, 05/15/13                                            125            138
 8.750%, 11/15/12                                            150            169
 8.875%, 02/15/09                                            325            353
Owens-Illinois, Inc.
 7.350%, 05/15/08                                             75             79
Plastipak Holdings, Inc.
 10.750%, 09/01/11                                           375            422
Pliant Corp.
 11.125%, 06/15/09**                                         100             92
Solo Cup Co.
 8.500%, 02/15/14                                            175            182
Stone Container Corp.
 9.750%, 02/01/11                                            100            110
Tekni-Plex, Inc. 144A @
 8.750%, 11/15/13                                            175            174
                                                                   ------------
                                                                          4,002
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 0.2%
Chattem, Inc.
 7.000%, 03/01/14                                   $        150   $        155
                                                                   ------------
DISTRIBUTION SERVICES -- 0.4%
ADESA Corp.
 7.625%, 06/15/12                                            100            106
Aviall, Inc.
 7.625%, 07/01/11                                            200            213
                                                                   ------------
                                                                            319
                                                                   ------------
DIVERSIFIED OPERATIONS -- 0.2%
Fisher Scientific International, Inc.
 8.125%, 05/01/12                                            152            169
                                                                   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 2.8%
AMI Semiconductor, Inc.
 10.750%, 02/01/13                                            81             95
Amkor Technologies, Inc. 144A
 9.250%, 02/15/08                                            175            179
Fairchild Semiconductor International, Inc.
 10.500%, 02/01/09                                           200            211
Freescale Semiconductor, Inc.
 6.875%, 07/15/11                                            175            188
 7.125%, 07/15/14                                            225            244
ON Semiconductor Corp.
 13.667%, 08/04/11**^                                        125            186
Sanmina-SCI Corp.
 10.375%, 01/15/10                                           225            258
Solectron Corp.
 9.625%, 02/15/09                                            225            247
Stats Chippac, Inc. 144A @
 6.750%, 11/15/11                                            100             99
Stratus Technologies, Inc.
 10.375%, 12/01/08                                           300            271
Superior Essex, Inc.
 9.000%, 04/15/12                                            225            232
Telex Communications, Inc.
 11.500%, 10/15/08                                           200            218
                                                                   ------------
                                                                          2,428
                                                                   ------------

ENERGY RESOURCES & SERVICES -- 7.6%
AES Corp.
 7.750%, 03/01/14                                             75             81
 8.875%, 02/15/11                                            450            514
 9.375%, 09/15/10                                            300            349
AES Corp. 144A @
 9.000%, 05/15/15                                            375            429
Allegheny Energy Supply Co. LLC 144A @
 8.250%, 04/15/12                                             25             28
Allegheny Energy Supply Co.
 7.800%, 03/15/11                                             50             55
Alpha Natural Resources LLC 144A @
 10.000%, 06/01/12                                           200            228
Chesapeake Energy Corp.
 6.375%, 06/15/15                                            175            180
 7.000%, 08/15/14                                            125            133
 9.000%, 08/15/12                                            150            171
CMS Energy Corp.
 8.500%, 04/15/11                                             50             57
 9.875%, 10/15/07                                            350            391

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ENERGY RESOURCES & SERVICES -- (CONTINUED)
Compagine Genera De Geophysique SA (CGG)
 10.625%, 11/15/07                                           200            211
Hilcorp Energy Co. 144A @
 10.500%, 09/01/10^                                          275            311
Inergy LP/Inergy Finance Corp.
 6.875%, 12/15/14                                            200            201
Invensys Plc 144A @
 9.875%, 03/15/11                                            175            188
Luscar Coal Ltd.
 9.750%, 10/15/11                                            150            170
Midwest Generation LLC
 8.750%, 05/01/34                                            275            312
NRG Energy, Inc. 144A @
 8.000%, 12/15/13                                            325            354
Orion Power Holdings, Inc.
 12.000%, 05/01/10                                           300            381
Petroleum Geo-Services ASA
 10.000%, 11/05/10                                           250            285
PSE&G Energy Holdings LLC
 8.500%, 06/15/11                                            100            114
Sierra Pacific Resources
 8.625%, 03/15/14                                            400            452
Synagro Technologies, Inc.
 9.500%, 04/01/09                                            350            382
Texas Genco LLC/Texas Genco Financing Corp. 144A @
 6.875%, 12/15/14                                            325            336
TNP Enterprises, Inc.
 10.250%, 04/01/10                                           175            187
                                                                   ------------
                                                                          6,500
                                                                   ------------
ENTERTAINMENT & LEISURE -- 2.3%
AMC Entertainment, Inc.
 5.662%, 08/15/14**                                          100             67
 8.625%, 08/15/12                                             75             83
AMF Bowling Worldwide, Inc.
 10.000%, 03/01/10                                           200            213
Boyd Gaming Corp. 144A @
 6.750%, 04/15/14                                            200            209
Cinemark, Inc.
 9.000%, 02/01/13                                             25             29
 9.299%, 03/15/14**                                          300            226
Herbst Gaming, Inc. 144A @
 7.000%, 11/15/14                                            100            101
K2, Inc. 144A @
 7.375%, 07/01/14                                            200            219
LCE Acquisition Corp. 144A @
 9.000%, 08/01/14                                            200            217
Scientific Games Corp.
 6.250%, 12/15/12                                             50             51
Six Flags, Inc.
 8.875%, 02/01/10                                            125            127
Six Flags, Inc.
 9.750%, 04/15/13                                            100            102
Town Sports International, Inc.
 9.625%, 04/15/11                                             75             79
Warner Music Group 144A @
 7.375%, 04/15/14                                            275            282
                                                                   ------------
                                                                          2,005
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCE -- 2.8%
Alamosa Delaware, Inc.
 11.000%, 07/31/10                                  $        252   $        297
Alamosa Delaware, Inc. 144A @
 8.500%, 01/31/12                                            100            109
BCP Caylux Holdings Luxembourg SCA 144A @
 9.625%, 06/15/14                                            400            451
Couche-Tard U.S./Finance
 7.500%, 12/15/13                                             25             27
FBOP Capital Trust II 144A @
 10.000%, 01/15/09^                                          150            168
General Motors Acceptance Corp.
 6.750%, 12/01/14                                            425            426
Global Cash Access LLC
 8.750%, 03/15/12                                            275            296
New ASAT Finance Ltd. 144A @
 9.250%, 02/01/11                                            100             91
Refco Finance Holdings LLC 144A @
 9.000%, 08/01/12                                            200            219
Stone Container Finance
 7.375%, 07/15/14                                            275            293
                                                                   ------------
                                                                          2,377
                                                                   ------------
FOOD & BEVERAGES -- 1.7%
Agrilink Foods, Inc.
 11.875%, 11/01/08^                                           69             72
B&G Foods, Inc.
 8.000%, 10/01/11                                            275            293
Dole Foods Co.
 8.625%, 05/01/09                                             75             82
 8.875%, 03/15/11                                            175            190
Le-Natures, Inc.
 10.000%, 06/15/13                                           275            304
Pierre Foods, Inc. 144A @
 9.875%, 07/15/12                                            100            103
Pinnacle Foods Holding Corp. 144A @
 8.250%, 12/01/13                                            125            119
 8.250%, 12/01/13                                            100             95
Wornick Co.
 10.875%, 07/15/11                                           200            217
                                                                   ------------
                                                                          1,475
                                                                   ------------
FOREST PRODUCTS -- 0.2%
Western Forest Products, Inc.
 15.000%, 07/28/09^                                          175            197
                                                                   ------------
HEALTHCARE -- 1.9%
Concentra Operating Corp. 144A @
 9.125%, 06/01/12                                            175            198
Concentra Operating Corp.
 9.500%, 08/15/10                                            100            113
Fresenius Medical Care Capital Trust II
 7.875%, 02/01/08                                             25             27
Genesis HealthCare Corp. 144A @
 8.000%, 10/15/13                                            225            244
HCA-The Healthcare Corp.
 6.375%, 01/15/15                                            150            151
Inverness Medical Innovations, Inc. 144A @
 8.750%, 02/15/12                                             50             52
Omnicare, Inc.
 8.125%, 03/15/11                                            125            134

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HEALTHCARE -- (CONTINUED)
Tenet Healthcare Corp.
 6.500%, 06/01/12                                   $        100   $         92
 7.375%, 02/01/13                                             75             73
Tenet Healthcare Corp. 144A @
 9.875%, 07/01/14                                             50             54
Triad Hospitals, Inc.
 7.000%, 11/15/13                                            250            256
Vanguard Health Holding Co. I LLC
 11.250%, 10/01/15**                                          75             49
Vanguard Health Holding Co. II LLC
 9.000%, 10/01/14                                            150            161
                                                                   ------------
                                                                          1,604
                                                                   ------------

HOME FURNISHINGS - HOUSEWARES -- 0.8%
Norcraft Holdings/Capital
 8.791%, 09/01/12**                                          125             94
Sealy Mattress Co.
 8.250%, 06/15/14                                            175            185
Simmons Bedding Co.
 7.875%, 01/15/14                                            100            103
 10.000%, 12/15/14                                           150             92
WII Components, Inc. 144A @
 10.000%, 02/15/12                                           225            225
                                                                   ------------
                                                                            699
                                                                   ------------
HOTELS & GAMING -- 3.2%
American Casino & Entertainment Properties LLC 144A @
 7.850%, 02/01/12                                            150            159
Ameristar Casinos, Inc.
 10.750%, 02/15/09                                           225            251
Argosy Gaming Co.
 7.000%, 01/15/14                                            100            111
 9.000%, 09/01/11                                             25             28
Isle of Capri Casinos, Inc.
 7.000%, 03/01/14                                            150            153
MGM Mirage
 6.750%, 09/01/12                                            400            421
Premier Entertainment Biloxi LLC
 10.750%, 02/01/12                                            75             82
Resort International Hotel & Casino Inc.
 11.500%, 03/15/09                                            25             29
Station Casinos, Inc.
 6.000%, 04/01/12                                            150            153
 6.500%, 02/01/14                                             25             26
 6.875%, 03/01/16                                            100            104
Turning Stone Casino Resort Enterprise 144A @
 9.125%, 12/15/10                                            100            108
Venetian Casino Resort LLC
 11.000%, 06/15/10                                           650            742
Wynn Las Vegas LLC/Corp 144A @
 6.625%, 12/01/14                                            400            396
                                                                   ------------
                                                                          2,763
                                                                   ------------
HOTELS & RESORTS -- 1.1%
John Q. Hammons Hotels, Inc.
 8.875%, 05/15/12                                            350            396
La Quinta Properties, Inc. 144A @
 7.000%, 08/15/12                                             75             79
La Quinta Properties, Inc.
 8.875%, 03/15/11                                            400            446
                                                                   ------------
                                                                            921
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 0.2%
Corus Group Plc
 7.500%, 10/01/11                                   $         75   $        115
MarkWest Energy, Inc. 144A @
 6.875%, 11/01/14                                             50             51
                                                                   ------------
                                                                            166
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 1.4%
Case New Holland, Inc. 144A @
 9.250%, 08/01/11                                            225            250
Dresser-Rand Group, Inc. 144A @
 7.375%, 11/01/14                                             75             77
JLG Industries, Inc.
 8.375%, 06/15/12                                            275            294
Joy Global, Inc.
 8.750%, 03/15/12                                            200            224
National Waterworks, Inc.
 10.500%, 12/01/12                                           350            394
                                                                   ------------
                                                                          1,239
                                                                   ------------
MANUFACTURING -- 1.7%
Aearo Corp. 144A @
 8.250%, 04/15/12                                            200            206
Ames True Temper, Inc.
 10.000%, 07/15/12                                           150            154
Foundation PA Coal Co. 144A @
 7.250%, 08/01/14                                            175            186
General Cable Corp.
 9.500%, 11/15/10                                            100            113
J.B. Poindexter & Co., Inc. 144A @
 8.750%, 03/15/14                                            150            159
KI Holdings, Inc. 144A @
 9.875%, 11/15/14**                                          175            112
Maax Corp. 144A @
 9.750%, 06/15/12                                            200            212
Manitowoc Co. The, Inc.
 7.125%, 11/01/13                                             75             81
Reddy Ice Holdings, Inc. 144A @
 10.500%, 11/01/12**^                                        100             69
Valmont Industries, Inc.
 6.875%, 05/01/14                                            150            156
                                                                   ------------
                                                                          1,448
                                                                   ------------
MEDICAL INSTRUMENTS & DEVICES -- 0.2%
Medquest, Inc.
 11.875%, 08/15/12                                            75             88
MQ Associates, Inc.
 12.250%, 08/15/12**                                         150            113
                                                                   ------------
                                                                            201
                                                                   ------------
MEDICAL SERVICES & EQUIPMENT -- 1.3%
Ameripath, Inc.
 10.500%, 04/01/13                                           225            239
Community Health Systems, Inc.
 6.500%, 12/15/12                                            100            101
Insight Health Services Corp.
 9.875%, 11/01/11                                            100            101
Quintiles Transnational Corp.
 10.000%, 10/01/13                                           175            196
U.S. Oncology, Inc. 144A @
 9.000%, 08/15/12                                            125            140
 10.750%, 08/15/14                                            75             87

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MEDICAL SERVICES & EQUIPMENT -- (CONTINUED)
Vicar Operating, Inc.
 9.875%, 12/01/09                                   $        275   $        301
                                                                   ------------
                                                                          1,165
                                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.1%
Amerisourcebergen Corp.
 8.125%, 09/01/08                                            225            250
Biovail Corp.
 7.875%, 04/01/10                                            175            181
CDRV Investors, Inc. 144A @
 9.749%, 01/01/15**                                          300            186
VWR International, Inc. 144A @
 6.875%, 04/15/12                                             50             52
 8.000%, 04/15/14                                            250            267
                                                                   ------------
                                                                            936
                                                                   ------------
METAL COMPONENTS & PRODUCTS -- 2.4%
Algoma Steel, Inc.
 11.000%, 12/31/09                                           150            167
Allegheny Technologies, Inc.
 8.375%, 12/15/11                                            175            194
Century Aluminum Co.
 7.500%, 08/15/14                                            125            133
Gerdau AmeriSteel Corp.
 6.500%, 04/30/07^                                            75             64
 10.375%, 07/15/11                                           275            322
Earle M. Jorgensen Co.
 9.750%, 06/01/12                                            550            619
Trimas Corp.
 9.875%, 06/15/12                                            275            292
United States Steel Corp.
 9.750%, 05/15/10                                            210            239
                                                                   ------------
                                                                          2,030
                                                                   ------------
METALS & MINING -- 0.6%
Arch Western Finance LLC
 6.750%, 07/01/13                                             75             77
Euramax International Plc
 8.500%, 08/15/11                                            150            160
IPSCO, Inc.
 8.750%, 06/01/13                                             50             57
Ispat Inland ULC
 9.750%, 04/01/14                                             97            120
Neenah Corp. 144A @
 11.000%, 09/30/10^                                          125            138
                                                                   ------------
                                                                            552
                                                                   ------------
OIL & GAS -- 4.6%
AmeriGas Partners LP / Eagle Finance Corp.
 8.875%, 05/20/11                                            375            409
AmeriGas Partners LP
 10.000%, 04/15/06^                                          250            269
ANR Pipeline Co.
 8.875%, 03/15/10                                             50             56
Compton Petroleum Corp. 144A @
 9.900%, 05/15/09                                             25             28
Denbury Resources, Inc.
 7.500%, 04/01/13                                            200            216
Dynegy Roseton/Danskammer LLC 144A @
 7.270%, 11/08/10                                            175            177

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OIL & GAS -- (CONTINUED)
Encore Acquisition Co.
 8.375%, 06/15/12                                   $        100   $        111
Ferrellgas Partners LP
 8.750%, 06/15/12                                            350            381
Forest Oil Corp.
 8.000%, 12/15/11                                            100            114
Hanover Compressor Co.
 8.029%, 03/31/07**                                           25             22
 9.000%, 06/01/14                                             75             83
Hanover Equipment Trust
 8.750%, 09/01/11                                             75             81
Hornbeck Offshore Services 144A @
 6.125%, 12/01/14                                             50             50
Magnum Hunter Resources, Inc.
 9.600%, 03/15/12                                             32             36
Pride International, Inc.
 7.375%, 07/15/14                                            150            164
Range Resources Corp.
 7.375%, 07/15/13                                             25             27
Southern Natural Gas Co.
 8.875%, 03/15/10                                            150            168
Stone Energy Corp.
 6.750%, 12/15/14                                             50             50
 8.250%, 12/15/11                                            100            108
Swift Energy Co.
 7.625%, 07/15/11                                            100            108
Universal Compression, Inc.
 7.250%, 05/15/10                                            200            214
Williams Cos., Inc.
 7.500%, 01/15/31                                            150            155
 7.625%, 07/15/19                                             50             55
 7.750%, 06/15/31                                            100            105
 8.125%, 03/15/12                                            600            693
 8.750%, 03/15/32                                            100            115
                                                                   ------------
                                                                          3,995
                                                                   ------------
PAPER & RELATED PRODUCTS -- 2.9%
Boise Cascade LLC 144A @
 7.125%, 10/15/14                                            275            291
Georgia-Pacific Corp.
 8.875%, 02/01/10                                             75             87
 9.375%, 02/01/13                                            750            874
Longview Fibre Co.
 10.000%, 01/15/09                                           450            492
MDP Acquisitions Plc 144A @
 15.500%, 10/01/13^                                          190            222
MDP Acquisitions Plc
 9.625%, 10/01/12                                            450            502
                                                                   ------------
                                                                          2,468
                                                                   ------------
PHARMACEUTICALS -- 0.9%
Elan Finance Plc 144A @
 7.750%, 11/15/11                                            150            160
Jean Coutu Group, Inc. 144A @
 7.625%, 08/01/12                                            150            159
 8.500%, 08/01/14                                            425            436
                                                                   ------------
                                                                            755
                                                                   ------------

PRINTING & PUBLISHING -- 4.4%
Affinity Group, Inc.
 9.000%, 02/15/12                                            125            135

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PRINTING & PUBLISHING -- (CONTINUED)
American Achievement Corp.
 8.250%, 04/01/12                                   $        275   $        285
American Media Operation, Inc.
 8.875%, 01/15/11                                             50             53
 10.250%, 05/01/09                                           175            184
Canwest Media, Inc.
 10.625%, 05/15/11                                           275            309
CBD Media, Inc.
 8.625%, 06/01/11                                             50             53
Dex Media East LLC
 9.875%, 11/15/09                                            100            114
 12.125%, 11/15/12                                           292            356
Dex Media, Inc.
 8.000%, 11/15/13                                            225            243
Dex Media Finance/West
 8.500%, 08/15/10                                             25             28
Dex Media West LLC
 9.875%, 08/15/13                                            342            394
Houghton Mifflin Co.
 9.875%, 02/01/13                                            275            301
 12.387%, 10/15/13**                                         125             92
Liberty Group Publishing, Inc.
 9.375%, 02/01/08                                             75             76
 11.625%, 02/01/09                                           325            329
Nebraska Book Co., Inc.
 8.625%, 03/15/12                                            200            205
PRIMEDIA, Inc.
 8.875%, 05/15/11                                            150            159
PRIMEDIA, Inc. 144A @
 8.000%, 05/15/13                                             25             26
Vertis, Inc.
 9.750%, 04/01/09                                            200            217
 10.875%, 06/15/09                                            75             81
 13.500%, 12/07/09^                                          125            132
                                                                   ------------
                                                                          3,772
                                                                   ------------
REAL ESTATE -- 0.2%
Saul Centers, Inc.
 7.500%, 03/01/14                                            150            155
                                                                   ------------
RECREATIONAL -- 0.1%
Riddell Bell Holdings, Inc.
 8.375%, 10/01/12                                             50             52
Town Sports International, Inc. 144A @
 11.000%, 02/01/14**^                                         50             29
                                                                   ------------
                                                                             81
                                                                   ------------
RESTAURANTS -- 0.8%
El Pollo Loco Inc. 144A @
 9.250%, 12/15/09                                             50             53
EPL Intermediate, Inc.
 10.849%, 03/15/10**                                         200            131
Landry's Restaurants, Inc.
 7.500%, 12/15/14                                            150            149
O'Charley's, Inc.
 9.000%, 11/01/13                                            200            214
Perkins Family Restaurants L.P.
 10.125%, 12/15/07                                           100            102
                                                                   ------------
                                                                            649
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RETAIL -- 0.5%
Dollar Financial Group, Inc. 144A @
 9.750%, 11/15/11                                   $        175   $        190
The Pantry, Inc.
 7.750%, 02/15/14                                            200
                                                                            213
                                                                   ------------
                                                                            403
                                                                   ------------
SERVICES - COMMERCIAL -- 1.8%
Brand Intermediate Holdings, Inc. 144A @^
 13.000%, 10/15/13                                           160            170

Brickman Group Ltd.
 11.750%, 12/15/09                                           150            176
Coinmatch Corp.
 9.000%, 02/01/10                                            126            132
Interface, Inc.
 10.375%, 02/01/10                                           350            403
Interface, Inc.
 9.500%, 02/01/14                                             25             27
Mail-Well, Inc.
 9.625%, 03/15/12                                            175            192
Shaw Group, Inc.
 10.750%, 03/15/10                                           150            165
Williams Scotsman, Inc.
 9.875%, 06/01/07                                             50             50
 10.000%, 08/15/08                                           100            111
Worldspan LP
 9.625%, 06/15/11                                            150            149
                                                                   ------------
                                                                          1,575
                                                                   ------------
SPECIAL PURPOSE ENTITY -- 2.0%
Canwest Media Inc. 144A @
 8.000%, 09/15/12                                            437            469
AAC Group Holding Corp 144A @
 10.250%, 10/01/12**                                         100             67
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp. 144A @
 9.612%, 10/01/14**                                          175            120
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp.
 10.058%, 10/01/14**                                          25             17
MagnaChip Semiconductor SA/MagnaChip Semiconductor
 Finance Co.  6.875%, 12/15/11                                75             77
 8.000%, 12/15/14                                             75             78
RMCC Acquisition Co. 144A @
 9.500%, 11/01/12                                            175            175
Universal City Florida Holding Co.
 11.750%, 04/01/10                                           475            561
Universal City Florida Holding Co. 144A @
 7.200%, 05/01/10                                             50             52
 8.375%, 05/01/10                                             75             78
                                                                   ------------
                                                                          1,694
                                                                   ------------

TELECOMMUNICATIONS -- 9.9%
American Tower Corp.
 7.125%, 10/15/12                                             50             51
AT&T Corp.
 8.050%, 11/15/11                                            325            374
 9.750%, 11/15/31                                            100            119
Call-Net Enterprises, Inc.
 10.625%, 12/31/08                                           300            300
Centennial Communications Corp.
 8.125%, 02/01/14                                            100            103
 10.125%, 06/15/13                                           100            112
Crown Castle International Corp.
 10.750%, 08/01/11                                           100            109

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- (CONTINUED)
Eircom Funding
 8.250%, 08/15/13                                   $        250   $        276
FairPoint Communications, Inc.
 11.875%, 03/01/10                                            25             29
 12.500%, 05/01/10                                           100            108
Horizon PCS, Inc. 144A @
 11.375%, 07/15/12                                           125            140
Inmarsat Finance Plc
 7.625%, 06/30/12                                            100            104
Inmarsat Finance Plc 144A @
 10.375%, 11/15/12**                                         100             72
Insight Midwest LP/Insight Capital, Inc.
 9.750%, 10/01/09                                             75             79
 9.750%, 10/01/09                                             50             52
 10.500%, 11/01/10                                            75             82
IPCS Escrow Co. 144A @
 11.500%, 05/01/12                                           125            142
Lucent Technologies, Inc.
 5.500%, 11/15/08                                            125            128
 6.450%, 03/15/29                                             50             45
MCI, Inc.
 6.688%, 05/01/09                                            351            363
 7.735%, 05/01/14                                            400            430
Nextel Communications, Inc.
 6.875%, 10/31/13                                            725            787
 7.375%, 08/01/15                                            575            633
Nextel Partners, Inc.
 8.125%, 07/01/11                                            200            222
Nortel Networks Ltd.
 6.125%, 02/15/06                                            175            178
Orbital Imaging Corp.
 13.625%, 06/30/08^                                           24             26
Panamsat Corp. 144A @
 9.000%, 08/15/14                                            250            279
Primus Telecommunications Group, Inc.
 8.000%, 01/15/14                                            225            198
Qwest Communications International, Inc. 144A @
 5.790%, 02/15/09                                            300            304
Qwest Services Corp. 144A @
 13.500%, 12/15/10                                           550            661
Rogers Cable, Inc. 144A @
 6.750%, 03/15/15                                             75             77
Rogers Wireless Communications, Inc.
 9.625%, 05/01/11                                            250            293
Rogers Wireless Communications, Inc. 144A @
 7.500%, 03/15/15                                            100            106
 8.000%, 12/15/12                                            300            317
Rural Cellular Corp.
 8.250%, 03/15/12                                             50             53
Time Warner Telecom LLC
 9.750%, 07/15/08                                            275            278
Syniverse Technologies, Inc.
 12.750%, 02/01/09                                           225            257
Ubiquitel Operating Co. 144A @
 9.875%, 03/01/11                                            150            168
US Unwired, Inc.
 10.000%, 06/15/12                                           150            169

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- (CONTINUED)
Western Wireless Corp.
 9.250%, 07/15/13                                   $        325   $        353
                                                                   ------------
                                                                          8,577
                                                                   ------------
TEXTILES & APPAREL -- 0.7%
Dyersburg Corp.
 9.750%, 09/01/07#^                                          450              -
Invista 144A @
 9.250%, 05/01/12                                            350            390
Tandus Group
 9.750%, 02/15/10                                            225            242
                                                                   ------------
                                                                            632
                                                                   ------------
TRANSPORTATION  & RELATED SERVICES -- 1.8%
CHC Helicopter Corp.
 7.375%, 05/01/14                                            125            132
Laidlaw International, Inc.
 10.750%, 06/15/11                                           425            496
Northwest Airlines, Inc.
 9.875%, 03/15/07                                            150            135
Petroleum Helicopters, Inc.
 9.375%, 05/01/09                                            200            219
TravelCenters of America, Inc.
 12.750%, 05/01/09                                           500            566
                                                                   ------------
                                                                          1,548
                                                                   ------------
WASTE MANAGEMENT -- 1.6%
Allied Waste North America, Inc.
 7.875%, 04/15/13                                            350            359
 8.875%, 04/01/08                                            175            187
 9.250%, 09/01/12                                             75             81
Casella Waste Systems, Inc.
 9.750%, 02/01/13                                            400            442
IESI Corp.
 10.250%, 06/15/12                                           200            234
IMCO Recycling Escrow, Inc. 144A @
 9.000%, 11/15/14                                            100            104
                                                                   ------------
                                                                          1,407
                                                                   ------------
TOTAL CORPORATE BONDS
(COST $74,695)                                                           78,972
                                                                   ------------

                                                        NUMBER
                                                      OF SHARES
--------------------------------------------------------------------------------
COMMON STOCKS -- 3.7%
--------------------------------------------------------------------------------
AGRICULTURAL PRODUCTS -- 0.2%
UAP Holding Corp.*                                        10,575   $        183
                                                                   ------------
AUTOMOBILES & RELATED -- 0.1%
TRW Automotive Holdings Corp.*                             2,475             51
                                                                   ------------
BROADCAST/MEDIA -- 0.0%
Granite Broadcasting Corp.*^                              13,000              6
                                                                   ------------
CHEMICALS -- 0.2%
Compass Minerals International, Inc.^                      8,500            206
                                                                   ------------
COMPUTER - INTERNET SERVICES & SOFTWARE -- 0.0%
Globix Corp.*^                                             4,587             17
                                                                   ------------
DIVERSIFIED OPERATIONS -- 0.3%
Tyco International Ltd.                                    6,800            243
                                                                   ------------

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 0.1%
AMIS Holdings, Inc.*                                $      5,700   $         94
                                                                   ------------
ENERGY RESOURCES & SERVICES -- 1.0%
Duke Energy Corp.                                          6,800            172
FirstEnergy Corp.                                          3,425            135
NiSource, Inc.                                             7,900            180
NRG Energy, Inc.*                                          4,550            164
Teco Energy, Inc.                                         15,700            241
                                                                   ------------
                                                                            892
                                                                   ------------
FOOD & BEVERAGES -- 0.2%
Interstate Bakeries Corp.*^                               28,000            179
                                                                   ------------
HOTELS & GAMING -- 0.0%
Las Vegas Sands Corp.*                                       600             29
                                                                   ------------
METALS & MINING -- 0.1%
International Steel Group, Inc.*                           1,575             64
                                                                   ------------
OIL & GAS -- 0.2%
Williams Cos., Inc.                                        8,000            130
                                                                   ------------
PHARMACEUTICALS -- 0.2%
Elan Corp. Plc ADR                                         4,925            134
                                                                   ------------
RETAIL -- 0.0%
Pathmark Stores, Inc. 144A* @^                             1,532              9
                                                                   ------------
TELECOMMUNICATIONS -- 1.1%
Nextel Communications, Inc.*                               7,150            215
Orbital Imaging Corp.*^                                    2,665             49
Rogers Wireless Communications, Inc.                       8,425            220
Sprint Corp.                                               8,550            212
Telus Corp.                                                8,675            251
                                                                   ------------
                                                                            947
                                                                   ------------
TOTAL COMMON STOCKS
(COST $3,080)                                                             3,184
                                                                   ------------
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.5%
--------------------------------------------------------------------------------
BROADCAST/MEDIA -- 0.0%
Granite Broadcasting Corp. 12.750%^                            1              0
Paxson Communications Corp. 144 A13.250% @                    13              2
                                                                    -----------
                                                                              2
                                                                    -----------
ENERGY RESOURCES & SERVICES -- 0.3%
NRG Energy, Inc. 4.000%                                      200            220
                                                                    -----------
PRINTING & PUBLISHING -- 0.0%
PRIMEDIA, Inc. 8.625%^                                       550             50
                                                                    -----------
TELECOMMUNICATIONS -- 0.0%
Dobson Communications Corp. 12.250%                            1              0
Pegasus Satellite Comm., Inc. 12.750% 144A @^                296              3
                                                                    -----------
                                                                              3
                                                                    -----------
TEXTILES & APPAREL -- 0.2%
Anvil Holdings, Inc. 144A 13.000% @^                      13,020            130
                                                                    -----------
TOTAL PREFERRED STOCKS
(COST $729)                                                                 405
                                                                    -----------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONCLUDED)
THE HIGH YIELD BOND FUND

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
ASAT Finance 144A* @^                                        100   $          0
Barneys New York, Inc. 144A* @^                              100              6
Cybernet Internet Services 144A* @^                          150              0
Horizon PCS, Inc.*                                           350              0
IPCS, Inc.*^                                                 300              0
KMC Telecom Holdings, Inc. 144A* @^                          200              0
MDP Acquisitions Plc*^                                       100              3
Mikohn Gaming Corp. 144A* @^                                 300              1
Pathmark Stores, Inc. 144A* @^                             2,350              0
SW Acquistion LP 144A* @^                                    200              6
TravelCenters of America, Inc.*^                           1,800              9
TravelCenters of America, Inc.*^                             500              3
Ubiquitel, Inc. 144A* @^                                     900              0
                                                                   ------------
TOTAL WARRANTS
 (COST $157)                                                                 28
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.6%
--------------------------------------------------------------------------------
T. Rowe Price Reserve Investment Fund
(COST $2,250)                                          2,249,991          2,250
                                                                   ------------
TOTAL INVESTMENTS -- 98.7%
 (COST $80,911) (A)                                                      84,839

OTHER ASSETS IN EXCESS
 OF LIABILITES -- 1.3%                                                    1,118
                                                                   ------------
NET ASSETS APPLICABLE TO 10,860,547
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $     85,957
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $       7.91
                                                                   ============

----------
*     Non-Income Producing Security
**    Effective Yield
@ Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors." Unless otherwise indicated, security is considered liquid.
#     Security in Default
^ Illiquid Security. The total market value of illiquid securities at December 31, 2004 is $3,611,352.

(a) At December 31, 2004, the cost for Federal income tax purposes was $80,947,816. Net unrealized appreciation was $3,891,736. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,381,373 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,489,637.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE GROWTH STOCK FUND

                                                       NUMBER         VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.5%
--------------------------------------------------------------------------------
AUTOMOBILES & RELATED -- 0.5%
Harley-Davidson, Inc.                                      8,400   $        510
                                                                   ------------
BANKING -- 2.6%
Anglo Irish Bank Corp.                                    15,800            384
Mellon Financial Corp.                                    20,400            635
Northern Trust Corp.                                      12,000            583
U.S. Bancorp                                              28,100            880
                                                                   ------------
                                                                          2,482
                                                                   ------------
BROADCAST/MEDIA -- 5.4%
British Sky Broadcasting Plc                              28,100            303
Clear Channel Communications, Inc.                        14,000            469
Comcast Corp.*                                            22,300            732
News Corp.                                                58,200          1,086
Scripps (E.W.) Co.                                        11,300            546
Time Warner, Inc.*                                        42,200            820
Univision Communications, Inc.*                           13,400            392
Viacom, Inc.                                              21,200            771
                                                                   ------------
                                                                          5,119
                                                                   ------------
CABLE OPERATORS -- 2.5%
Echostar Communications Corp.                             23,000            765
Liberty Media Corp. Class A*                             147,400          1,618
                                                                   ------------
                                                                          2,383
                                                                   ------------
COMPUTER - INTERNET - COMMUNICATIONS -- 0.6%
Juniper Networks, Inc.*                                   20,200            549
                                                                   ------------
COMPUTER - INTERNET SERVICES & SOFTWARE -- 2.3%
eBay, Inc.*                                                5,400            628
Google, Inc.*                                              1,600            309
IAC/InterActiveCorp*                                      21,600            597
Yahoo!, Inc.*                                             17,900            674
                                                                   ------------
                                                                          2,208
                                                                   ------------
COMPUTER - NETWORK PRODUCTS & SERVICES -- 2.2%
Cisco Systems, Inc.*                                      41,100            793
International Game Technology, Inc.                       38,700          1,331
                                                                   ------------
                                                                          2,124
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 8.1%
Adobe Systems, Inc.                                        9,800            615
Affiliated Computer Services, Inc.*                       19,700          1,186
First Data Corp.                                          12,900            549
Intuit, Inc.*                                             12,100            533
Mercury Interactive Corp.*                                 9,600            437
Microsoft Corp.                                          115,800          3,093
Oracle Corp.*                                             40,300            553
Red Hat, Inc.*                                            24,600            328
SAP AG ADR                                                 9,100            402
                                                                   ------------
                                                                          7,696
                                                                   ------------
COMPUTERS & OFFICE EQUIPMENT -- 1.8%
Dell, Inc.*                                               41,300          1,740
                                                                   ------------
CONSUMER PRODUCTS -- 1.7%
Altria Group, Inc.                                         7,700            470
Cendant Corp.                                             49,700          1,162
                                                                   ------------
                                                                          1,632
                                                                   ------------
DIVERSIFIED OPERATIONS -- 4.4%
General Electric Co.                                      67,500          2,464
Tyco International Ltd.                                   46,900          1,676
                                                                   ------------
                                                                          4,140
                                                                   ------------

                                                       NUMBER         VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EDUCATION -- 0.7%
Apollo Group, Inc.*                                 $      8,300   $        670
                                                                   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 4.3%
Analog Devices, Inc.                                      19,900            735
ASML Holding N.V.*                                        18,600            299
Intel Corp.                                               48,700          1,139
Maxim Integrated Products, Inc.                           10,900            462
Samsung Electronics Co.                                    1,300            566
Texas Instruments, Inc.                                   14,300            352
Xilinx, Inc.                                              19,500            578
                                                                   ------------
                                                                          4,131
                                                                   ------------
ENTERTAINMENT & LEISURE -- 1.1%
Carnival Corp.                                            17,800          1,026
                                                                   ------------
FINANCE -- 13.5%
American Express Co.                                      23,100          1,302
Ameritrade Holding Corp.*                                 44,400            631
Charles Schwab Corp.                                      44,000            526
Citigroup, Inc.                                           72,100          3,474
Credit Suisse Group*                                      16,600            698
Federal National Mortgage Association                      4,400            313
Freddie Mac                                                2,400            177
Goldman Sachs Group, Inc.                                  5,700            593
Merrill Lynch & Co., Inc.                                 17,600          1,052
SLM Corp.                                                 20,600          1,100
State Street Corp.                                        36,600          1,798
UBS AG                                                    14,600          1,224
                                                                   ------------
                                                                         12,888
                                                                   ------------
FOOD & BEVERAGES -- 2.1%
Coca-Cola Co.                                             14,600            608
Compass Group Plc                                        100,900            477
PepsiCo, Inc.                                              5,800            303
Sysco Corp.                                               16,600            634
                                                                   ------------
                                                                          2,022
                                                                   ------------
HEALTHCARE -- 2.6%
UnitedHealth Group, Inc.                                  28,200          2,482
                                                                   ------------
HOTELS & GAMING -- 0.3%
MGM Mirage*                                                3,200            233
                                                                   ------------
INSURANCE -- 6.1%
ACE Ltd.                                                  10,800            462
American International Group, Inc.                        34,000          2,233
Hartford Financial Services Group, Inc.                   14,900          1,033
Marsh & McLennan Cos., Inc.                               12,600            415
WellPoint, Inc.*                                          14,200          1,633
                                                                   ------------
                                                                          5,776
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 2.3%
Danaher Corp.                                             26,800          1,539
Deere & Co.                                                8,900            662
                                                                   ------------
                                                                          2,201
                                                                   ------------
MEDICAL SERVICES & EQUIPMENT -- 3.7%
Amgen, Inc.*                                              19,500          1,251
Biomet, Inc.                                               8,200            356
Boston Scientific Corp.*                                  12,500            444
Cardinal Health, Inc.                                      4,200            244
Medtronic, Inc.                                           17,600            874

PENN SERIES FUNDS, INC
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONCLUDED)
THE GROWTH STOCK FUND

                                                       NUMBER         VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MEDICAL SERVICES & EQUIPMENT -- (CONTINUED)
Stryker Corp.                                              6,800   $        328
                                                                   ------------
                                                                          3,497
                                                                   ------------
METAL COMPONENTS & PRODUCTS -- 0.3%
Nucor Corp.                                                6,200            325
                                                                   ------------
METALS & MINING -- 1.7%
BHP Billiton Ltd.                                         23,500            283
Broken Hill Proprietry Ltd. ADR                           23,600            567
Rio Tinto Plc                                             24,900            733
                                                                   ------------
                                                                          1,583
                                                                   ------------
OIL & GAS -- 4.1%
Baker Hughes, Inc.                                        25,300          1,079
ChevronTexaco Corp.                                       16,600            872
Exxon Mobil Corp.                                         19,000            974
Schlumberger Ltd.                                         14,000            937
                                                                   ------------
                                                                          3,862
                                                                   ------------
PHARMACEUTICALS -- 5.3%
Biogen Idec, Inc.*                                         5,500            366
Elan Corp. Plc ADR*                                       13,100            357
Forest Laboratories, Inc.*                                 7,800            350
Genentech, Inc.*                                           4,500            245
Gilead Sciences, Inc.*                                    19,200            672
Johnson & Johnson                                         14,700            932
Pfizer, Inc.                                              37,500          1,008
Teva Pharmaceutical Industries Ltd. ADR                   13,400            400
Wyeth                                                     16,900            720
                                                                   ------------
                                                                          5,050
                                                                   ------------
RESTAURANTS -- 0.3%
Starbucks Corp.*                                           5,000            312
                                                                   ------------
RETAIL -- 9.1%
Best Buy Co., Inc.                                        18,100          1,076
Family Dollar Stores, Inc.                                13,200            412
Home Depot, Inc.                                          25,100          1,073
Inditex S.A                                               13,400            395
Kingfisher Plc                                            65,100            387
Kohl's Corp.*                                             13,300            654
Target Corp.                                              29,500          1,532
Walgreen Co.                                              20,100            771
Wal-Mart de Mexico SA de CV ADR                            7,800            268
Wal-Mart de Mexico SA de CV                               48,700            167
Wal-Mart Stores, Inc.                                     37,000          1,954
                                                                   ------------
                                                                          8,689
                                                                   ------------
SERVICES - COMMERCIAL -- 2.1%
Accenture Ltd.*                                           44,300          1,196
Fiserv, Inc.*                                             20,000            804
                                                                   ------------
                                                                          2,000
                                                                   ------------
TELECOMMUNICATIONS -- 4.4%
America Movil SA de CV ADR                                 6,100            319
Corning, Inc.*                                            69,100            813
Crown Castle International Corp.*                         24,600            409
Nextel Communications, Inc.*                              21,900            657
Qualcomm, Inc.                                             8,600            365
Sprint Corp.                                              15,700            390
Telus Corp.                                                6,200            179
Telus Corp.                                                6,800            206
Vodafone Group Plc ADR                                    32,100            879
                                                                   ------------
                                                                          4,217
                                                                   ------------

                                                       NUMBER         VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TEXTILES & APPAREL -- 0.4%
Hermes International*                               $      1,995   $        398
                                                                   ------------
TRANSPORTATION  & RELATED SERVICES -- 1.0%
United Parcel Service, Inc.                               11,700          1,000
                                                                   ------------
TOTAL COMMON STOCKS
(COST $83,071)                                                           92,945
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.8%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempCash                                        306,859            307
BlackRock Provident Institutional
 Funds - TempFund                                        306,859            307
T.Rowe Price Reserve Investment Fund                   2,006,901          2,007
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $2,621)                                                             2,621
                                                                   ------------
TOTAL INVESTMENTS --- 100.3%
 (COST $85,692) (A)                                                      95,566

LIABILITIES IN EXCESS
 OF OTHER ASSETS --- (0.3)%                                                (324)
                                                                   ------------
NET ASSETS APPLICABLE TO 7,757,447
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $     95,242
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $      12.28
                                                                   ============

----------
*Non-Income Producing Security
ADR - American Depository Receipt

(a) At December 31, 2004, the cost for Federal income tax purposes was $85,983,640. Net unrealized appreciation was $9,582,661. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $10,671,256 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,088,595.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
COMMON STOCKS                                       % OF MARKET       VALUE
COUNTRY DIVERSIFICATION                                 VALUE         (000'S)
--------------------------------------------------------------------------------
United States                                               93.2%  $     89,047
Switzerland                                                  2.0%         1,922
United Kingdom                                               2.0%         1,900
Korea                                                        0.6%           566
France                                                       0.4%           398
Spain                                                        0.4%           395
Ireland                                                      0.4%           384
Netherlands                                                  0.3%           299
Australia                                                    0.3%           283
Canada                                                       0.2%           205
Mexico                                                       0.2%           167
--------------------------------------------------------------------------------
                                                           100.0%  $     95,566

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE LARGE CAP VALUE FUND

                                                        NUMBER        VALUE
                                                      OF SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.3%
--------------------------------------------------------------------------------
AGRICULTURAL PRODUCTS -- 1.8%
Archer-Daniels Midland Co.                                31,200   $        696
Monsanto Co.                                              27,300          1,517
Potash Corp. of Saskatchewan, Inc.                        20,700          1,719
                                                                   ------------
                                                                          3,932
                                                                   ------------
BANKING -- 6.7%
Bank of America Corp.                                     51,040          2,398
Bank of New York Co., Inc.                                98,680          3,298
Marshall & Ilsley Corp.                                   18,900            835
Mellon Financial Corp.                                   104,500          3,251
U.S. Bancorp                                              36,100          1,131
Wachovia Corp.                                            37,600          1,978
Wells Fargo & Co.                                         35,880          2,230
                                                                   ------------
                                                                         15,121
                                                                   ------------
BROADCAST/MEDIA -- 3.7%
Clear Channel Communications, Inc.                        69,100          2,314
Comcast Corp.*                                           122,000          4,006
Viacom, Inc.                                              52,500          1,911
                                                                   ------------
                                                                          8,231
                                                                   ------------
CHEMICALS -- 3.5%
Dow Chemical Co.                                           8,000            396
Du Pont (E.I.) De Nemours and Co.                         96,200          4,718
Praxair, Inc.                                             62,600          2,764
                                                                   ------------
                                                                          7,878
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 3.6%
EMC Corp.*                                               299,400          4,452
Microsoft Corp.                                          114,000          3,045
VERITAS Software Corp.*                                   22,900            654
                                                                   ------------
                                                                          8,151
                                                                   ------------
COMPUTERS & OFFICE EQUIPMENT -- 2.8%
Apple Computer, Inc.*                                     38,600          2,486
Xerox Corp.*                                             223,100          3,795
                                                                   ------------
                                                                          6,281
                                                                   ------------
CONSUMER PRODUCTS -- 2.3%
Clorox Co.                                                24,500          1,444
Newell Rubbermaid, Inc.                                   57,700          1,396
NIKE, Inc.                                                26,335          2,388
                                                                    ------------
                                                                          5,228
                                                                   ------------
COSMETICS & TOILETRIES -- 1.8%
Gillette Co.                                              38,900          1,742
Kimberly-Clark Corp.                                      34,600          2,277
                                                                   ------------
                                                                          4,019
                                                                   ------------
DIVERSIFIED OPERATIONS -- 7.2%
Eaton Corp.                                               45,600          3,300
General Electric Co.                                     156,200          5,701
Honeywell International, Inc.                             41,050          1,454
Illinois Tool Works, Inc.                                 19,900          1,844
Tyco International Ltd.                                  108,410          3,875
                                                                   ------------
                                                                         16,174
                                                                   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 1.8%
Advanced Micro Devices, Inc.*                             28,500            628
Novellus Systems, Inc.*                                    1,200             33
Solectron Corp.*                                         391,700          2,088
Teradyne, Inc.*                                           21,600            369
Texas Instruments, Inc.                                   34,800            857
                                                                   ------------
                                                                          3,975
                                                                   ------------
ENERGY RESOURCES & SERVICES -- 1.5%
Emerson Electric Co.                                      26,600          1,865
Progress Energy, Inc.                                     33,100          1,497
                                                                   ------------
                                                                          3,362
                                                                   ------------

                                                        NUMBER        VALUE
                                                      OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE -- 2.1%
Walt Disney Co. The                                 $    169,530   $      4,713
                                                                   ------------
FINANCE -- 7.4%
Citigroup, Inc.                                           86,300          4,158
Goldman Sachs Group, Inc.                                 19,300          2,008
JPMorgan Chase & Co.                                     152,500          5,949
MBNA Corp.                                                39,300          1,108
Merrill Lynch & Co., Inc.                                 55,300          3,305
                                                                   ------------
                                                                         16,528
                                                                   ------------
FOOD & BEVERAGES -- 5.3%
Diageo Plc ADR                                            10,100            585
Heinz (H.J.) Co.                                          38,050          1,484
Kellogg Co.                                               40,400          1,804
Kraft Foods, Inc.                                        126,300          4,497
PepsiCo, Inc.                                             68,400          3,570
                                                                   ------------
                                                                         11,940
                                                                   ------------
INSTRUMENTS - CONTROLS -- 1.1%
Parker Hannifin Corp.                                     32,800          2,484
                                                                   ------------
INSURANCE -- 2.7%
American International Group, Inc.                        48,210          3,166
CIGNA Corp.                                               26,500          2,162
Hartford Financial Services Group, Inc.                    9,700            672
                                                                   ------------
                                                                          6,000
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 3.9%
Caterpillar, Inc.                                         21,600          2,106
Deere & Co.                                               89,500          6,659
                                                                   ------------
                                                                          8,765
                                                                   ------------
MEDICAL SERVICES & EQUIPMENT -- 2.7%
Baxter International, Inc.                                89,300          3,084
Cardinal Health, Inc.                                     46,000          2,675
Guidant Corp.                                              5,600            404
                                                                   ------------
                                                                          6,163
                                                                   ------------
METAL COMPONENTS & PRODUCTS -- 1.3%
Alcoa, Inc.                                               92,100          2,894
                                                                   ------------
METALS & MINING -- 1.2%
Newmont Mining Corp.                                      61,700          2,740
                                                                   ------------
OIL & GAS -- 8.7%
Baker Hughes, Inc.                                        67,400          2,876
Exxon Mobil Corp.                                        250,700         12,851
GlobalSantaFe Corp.                                       21,850            723
Schlumberger Ltd.                                         44,500          2,979
                                                                   ------------
                                                                         19,429
                                                                   ------------
PAPER & RELATED PRODUCTS -- 2.4%
International Paper Co.                                  126,300          5,305
                                                                   ------------
PHARMACEUTICALS -- 8.0%
Bristol-Myers Squibb Co.                                  42,200          1,081
GlaxoSmithKline Plc ADR                                   11,600            550
MedImmune, Inc.*                                          32,000            868
Merck & Co., Inc.                                         67,900          2,182
Novartis AG ADR                                           69,100          3,492
Pfizer, Inc.                                              93,560          2,516
Schering-Plough Corp.                                    150,200          3,136
Wyeth                                                     97,700          4,161
                                                                   ------------
                                                                         17,986
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONCLUDED)
THE LARGE CAP VALUE FUND

                                                        NUMBER        VALUE
                                                      OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PRINTING & PUBLISHING -- 1.0%
Tribune Co.                                               54,500   $      2,297
                                                                   ------------
RETAIL -- 3.7%
CVS Corp.                                                 34,000          1,532
Federated Department Stores, Inc.                          3,200            185
Gap, Inc.                                                101,130          2,136
Kroger Co.*                                              120,200          2,108
Target Corp.                                              28,600          1,485
Wal-Mart Stores, Inc.                                     16,600            877
                                                                   ------------
                                                                          8,323
                                                                   ------------
TELECOMMUNICATIONS -- 5.5%
Corning, Inc.*                                            46,800            551
Motorola, Inc.                                           253,700          4,364
SBC Communications, Inc.                                  96,820          2,495
Sprint Corp.                                              25,900            644
Verizon Communications, Inc.                             107,940          4,372
                                                                   ------------
                                                                         12,426
                                                                   ------------
TRANSPORTATION  & RELATED SERVICES -- 3.6%
Canadian National Railway Co.                             34,000          2,083
CSX Corp.                                                 28,700          1,150
Union Pacific Corp.                                       37,100          2,495
United Parcel Service, Inc.                               27,100          2,316
                                                                   ------------
                                                                          8,044
                                                                   ------------
WASTE MANAGEMENT -- 1.0%
Waste Management, Inc.                                    73,200          2,191
                                                                   ------------
TOTAL COMMON STOCKS
(COST $193,017)                                                         220,580
                                                                   ------------

                                                        NUMBER        VALUE
                                                      OF SHARES        (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.0%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds- TempCash                                       3,360,705   $      3,361
BlackRock Provident Institutional
 Funds - TempFund                                      3,360,700          3,360
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $6,721)                                                             6,721
                                                                   ------------
TOTAL INVESTMENTS --- 101.3%
  (COST $199,738) (a)                                                   227,301

LIABILITIES IN EXCESS OF
  OTHER ASSETS --- (1.3)%                                                (2,820)
                                                                   ------------
NET ASSETS APPLICABLE TO 12,165,933
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                 $    224,481
                                                                   ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                       $      18.45
                                                                   ============

----------
* Non-Income Producing Security
  ADR - American Depository Receipt

(a) At December 31, 2004, the cost for Federal income tax purposes was $201,201,077. Net unrealized appreciation was $26,100,121. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $28,403,345 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,303,224.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE FLEXIBLY MANAGED FUND

                                                       NUMBER         VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 75.6%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 1.3%
Lockheed Martin Corp.                                    217,000   $     12,054
                                                                   ------------
AGRICULTURAL PRODUCTS -- 2.0%
Agrium, Inc.                                              76,700          1,293
Potash Corp. of Saskatchewan, Inc.                       206,000         17,110
                                                                   ------------
                                                                         18,403
                                                                   ------------
BANKING -- 0.4%
Royal Bank of Scotland Group Plc                         115,000          3,868
                                                                   ------------
BROADCAST/MEDIA -- 2.5%
Comcast Corp.*                                           155,513          5,176
Meredith Corp.                                           157,000          8,509
Time Warner, Inc.*                                       509,000          9,895
                                                                   ------------
                                                                         23,580
                                                                   ------------
CHEMICALS -- 3.2%
Dow Chemical Co.                                          85,000          4,209
Du Pont (E.I.) De Nemours and Co.                        207,000         10,153
Great Lakes Chemical Corp.                               213,000          6,068
Octel Corp.                                              453,000          9,427
                                                                   ------------
                                                                         29,857
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 2.2%
Microsoft Corp.                                          751,000         20,059
                                                                   ------------
COMPUTERS & OFFICE EQUIPMENT -- 0.7%
Hewlett-Packard Co.                                      291,000          6,102
                                                                   ------------
CONSUMER PRODUCTS -- 4.8%
Altria Group, Inc.                                       252,000         15,397
Fortune Brands, Inc.                                     102,000          7,872
Hasbro, Inc.                                             152,000          2,946
Loews Corp.- Carolina Group                              188,000          5,443
Newell Rubbermaid, Inc.                                  525,000         12,700
                                                                   ------------
                                                                         44,358
                                                                   ------------
DIVERSIFIED OPERATIONS -- 1.9%
Honeywell International, Inc.                            179,000          6,338
Tyco International Ltd.                                  308,500         11,026
                                                                   ------------
                                                                         17,364
                                                                   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 2.0%
Intel Corp.                                              193,000          4,514
KLA-Tencor Corp.*                                        100,000          4,658
Texas Instruments, Inc.                                  385,000          9,479
                                                                   ------------
                                                                         18,651
                                                                   ------------
ENERGY RESOURCES & SERVICES -- 6.0%
Duke Energy Corp.                                        567,000         14,362
FirstEnergy Corp.                                        284,065         11,223
NiSource, Inc.                                           306,000          6,971
Pinnacle West Capital Corp.                               85,000          3,775
PPL Corp.                                                 86,269          4,596
TXU Corp.                                                173,000         11,169
Unisource Energy Corp.                                   138,700          3,344
                                                                   ------------
                                                                         55,440
                                                                   ------------
ENTERTAINMENT & LEISURE -- 0.5%
Walt Disney Co. The                                      161,000          4,476
                                                                   ------------
FINANCE -- 3.1%
Charles Schwab Corp.                                   1,058,000         12,654
Lehman Brothers Holdings, Inc.                            84,000          7,348
Prudential Financial, Inc.                               158,000          8,684
                                                                   ------------
                                                                         28,686
                                                                   ------------

                                                        NUMBER        VALUE
                                                      OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FOOD & BEVERAGES -- 1.7%
General Mills, Inc.                                      321,000   $     15,957
                                                                   ------------
HOTELS & RESORTS -- 0.4%
Marriott International, Inc.                              64,000          4,031
                                                                   ------------
INSURANCE -- 8.3%
Assurant, Inc.                                           215,000          6,568
Genworth Financial, Inc.                                 337,000          9,099
Hartford Financial Services Group, Inc.                   51,400          3,563
Loews Corp.                                              133,000          9,350
Marsh & McLennan Cos., Inc.                              555,000         18,260
SAFECO Corp.                                             209,000         10,918
St. Paul Cos., Inc.                                      142,000          5,264
UnumProvident Corp.                                      187,600          3,366
White Mountains Insurance Group Ltd.                      16,000         10,336
                                                                   ------------
                                                                         76,724
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 1.0%
Deere & Co.                                              130,000          9,672
                                                                   ------------
MEDICAL SERVICES & EQUIPMENT -- 1.9%
Baxter International, Inc.                               216,000          7,461
Cardinal Health, Inc.                                    182,000         10,583
                                                                   ------------
                                                                         18,044
                                                                   ------------
METAL COMPONENTS & PRODUCTS -- 2.7%
Alcoa, Inc.                                               97,000          3,048
Nucor Corp.                                              283,000         14,812
Phelps Dodge Corp.                                        69,000          6,825
                                                                   ------------
                                                                         24,685
                                                                   ------------
METALS & MINING -- 3.4%
Newmont Mining Corp.                                     482,200         21,415
Teck Cominco Ltd.                                        328,184         10,111
                                                                   ------------
                                                                         31,526
                                                                   ------------
OIL & GAS -- 6.5%
Amerada Hess Corp.                                       197,000         16,229
Baker Hughes, Inc.                                       224,000          9,558
ChevronTexaco Corp.                                      100,880          5,297
Devon Energy Corp.                                       101,990          3,969
El Paso Corp.                                             43,300            450
Imperial Oil Ltd.                                        106,000          6,296
Murphy Oil Corp.                                         127,000         10,217
Royal Dutch Petroleum Co. ADR                            153,000          8,779
                                                                   ------------
                                                                         60,795
                                                                   ------------
PAPER & RELATED PRODUCTS -- 1.7%
Bowater, Inc.                                            125,000          5,496
Longview Fibre Co.                                        84,000          1,524
Potlatch Corp.                                           177,000          8,953
                                                                   ------------
                                                                         15,973
                                                                   ------------
PHARMACEUTICALS -- 5.2%
AmerisourceBergen Corp.                                  174,310         10,229
Bristol-Myers Squibb Co.                                 259,000          6,636
Merck & Co., Inc.                                        369,000         11,860
Schering-Plough Corp.                                    340,000          7,099
Wyeth                                                    295,000         12,564
                                                                   ------------
                                                                         48,388
                                                                   ------------
PRINTING & PUBLISHING -- 1.9%
Donnelley (R.R.) & Sons Co.                               46,000          1,623
New York Times Co.                                       104,000          4,243
Washington Post Co., Class B                              11,600         11,403
                                                                   ------------
                                                                         17,269
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONTINUED)
THE FLEXIBLY MANAGED FUND

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RETAIL -- 2.0%
CVS Corp.                                                209,000   $      9,420
Home Depot, Inc.                                         207,000          8,847
Petrie Stores Corp.                                    1,380,000            607
                                                                   ------------
                                                                         18,874
                                                                   ------------
SERVICES - COMMERCIAL -- 0.9%
ServiceMaster Co.                                        629,100          8,675
                                                                   ------------
TELECOMMUNICATIONS -- 3.7%
Qwest Communications International, Inc.*              2,173,100          9,649
Sprint Corp.                                             396,000          9,841
Telus Corp.                                               19,900            575
Telus Corp.                                               75,000          2,267
Verizon Communications, Inc.                             304,000         12,315
                                                                   ------------
                                                                         34,647
                                                                   ------------
TRANSPORTATION  & RELATED SERVICES -- 3.0%
Burlington Northern Santa Fe Corp.                       176,000          8,327
CSX Corp.                                                177,000          7,094
Ryder Systems, Inc.                                      269,000         12,850
                                                                   ------------
                                                                         28,271
                                                                   ------------
WASTE MANAGEMENT -- 0.7%
Waste Management, Inc.                                   209,000          6,257
                                                                   ------------
TOTAL COMMON STOCKS
 (COST $482,634)                                                        702,686
                                                                   ------------

                                                         PAR
                                                        (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- 12.9%
--------------------------------------------------------------------------------
BROADCAST/MEDIA -- 0.9%
Liberty Media Corp.
 3.250%, 03/15/31                                   $      5,900          5,789
XM Satellite Radio Holdings, Inc.
 12.000%, 06/15/10                                           777            918
 12.166%**, 12/31/09                                       1,415          1,443
                                                                   ------------
                                                                          8,150
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 0.4%
Red Hat, Inc.
 0.500%, 01/15/24                                          4,405          4,042
                                                                   ------------
DIVERSIFIED OPERATIONS -- 0.6%
Tyco International Ltd. 144A @
 2.750%, 01/15/18                                          2,350          3,725
 3.125%, 01/15/23                                          1,175          1,974
                                                                   ------------
                                                                          5,699
                                                                   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 0.1%
Oak Industries, Inc.
 4.875%, 03/01/08                                          1,000          1,035
                                                                   ------------
FINANCE -- 0.4%
CapitalSource, Inc. 144A @
 3.500%, 07/15/34                                          3,250          3,404
                                                                   ------------
FOOD & BEVERAGES -- 0.4%
General Mills, Inc. 144A @
 0.000%, 10/28/22                                          5,800          4,111
                                                                   ------------

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HOTELS & RESORTS -- 0.5%
Host Marriott Corp.
 3.250%, 03/15/24                                   $      4,100   $      4,715
                                                                   ------------
INSURANCE -- 2.2%
Loews Corp.
 3.125%, 09/15/07                                         11,900         11,692
Radian Group, Inc.
 2.250%, 01/01/22                                          1,700          1,725
Scottish Re Group, Ltd.
 4.500%, 12/01/22                                            349            450
Selective Insurance Group
 1.616%, 09/24/32                                          3,600          2,201
USF&G Corp.
 0.000%, 03/03/09                                          4,784          3,953
                                                                   ------------
                                                                         20,021
                                                                   ------------
PAPER & RELATED PRODUCTS -- 0.4%
International Paper Co.
 0.000%, 06/20/21                                          7,150          3,950
                                                                   ------------
PHARMACEUTICALS -- 3.1%
Human Genome Sciences, Inc.
 2.250%, 10/15/11                                          3,685          3,874
King Pharmaceuticals, Inc.
 2.750%, 11/15/21                                          3,900          3,768
Roche Holdings, Inc. 144A @
 0.000%, 07/25/21                                         32,550         20,972
                                                                   ------------
                                                                         28,614
                                                                   ------------
RETAIL -- 0.4%
Gap, Inc. 144A @
 5.750%, 03/15/09                                          1,875          2,487
Lowe's Cos., Inc. 144A @
 0.000%, 02/16/21                                          1,300          1,236
                                                                   ------------
                                                                          3,723
                                                                   ------------
TELECOMMUNICATIONS -- 2.8%
Corning, Inc.
 0.000%, 11/08/15                                         12,150          9,598
Crown Castle International Corp.
 4.000%, 07/15/10                                          3,000          5,306
Lucent Technologies, Inc.
 8.000%, 08/01/31                                         10,200         11,348
                                                                   ------------
                                                                         26,252
                                                                   ------------
TRANSPORTATION  & RELATED SERVICES -- 0.7%
Delta Air Lines, Inc.
 2.875%, 02/18/24                                          8,210          5,614
 8.000%, 06/03/23                                          1,100            725
                                                                   ------------
                                                                          6,339
                                                                   ------------
TOTAL CORPORATE BONDS
(COST $109,315)                                                         120,055
                                                                   ------------

                                                        NUMBER
                                                      OF SHARES
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 7.5%
--------------------------------------------------------------------------------
AUTOMOBILES & RELATED -- 0.8%
Ford Motor Co. Capital Trust II 6.500%                   150,000   $      7,918
                                                                   ------------
CHEMICALS -- 0.9%
Hercules Trust II 6.500%                                  10,300          8,806
                                                                   ------------

PENN SERIES FUNDS, INC
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONCLUDED)
THE FLEXIBLY MANAGED FUND

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 1.1%
Newell Financial Trust I 5.250%                          217,300   $     10,186
                                                                   ------------
CONTAINERS -- 0.6%
Owens-Illinois, Inc. 4.750%                              133,100          5,391
                                                                   ------------
ENERGY RESOURCES & SERVICES -- 0.3%
Entergy Gulf States, Inc. 7.000%                           4,565            237
NRG Energy, Inc. 4.000%                                    2,200          2,423
Southern California Edison Co. 6.050%                      2,600            259
                                                                   ------------
                                                                          2,919
                                                                   ------------
INSURANCE -- 2.1%
Genworth Financial, Inc. 6.000%                          156,000          5,056
Scottish Re Group, Ltd. 5.875%                           135,000          4,170
Travelers Property Casualty Corp. 4.500%                 242,000          5,573
XL Capital Ltd. 6.500%                                   179,000          4,556
                                                                   ------------
                                                                         19,355
                                                                   ------------
MEDICAL SERVICES & EQUIPMENT -- 0.1%
Baxter International, Inc. 7.000%                         16,000            903
                                                                   ------------
OIL & GAS -- 1.1%
Amerada Hess Corp. 7.000%                                 65,000          4,807
El Paso Energy Capital Trust, Inc. 4.750%                 21,200            778
Pacific Gas & Electric Co. 6.300%                          7,125            180
Unocal Capital Trust 6.250%                               83,000          4,267
                                                                   ------------
                                                                         10,032
                                                                   ------------
PHARMACEUTICALS -- 0.5%
Schering-Plough Corp. 6.000%                              79,000          4,432
                                                                   ------------
TOTAL PREFERRED STOCKS
(COST $60,289)                                                           69,942
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.6%
--------------------------------------------------------------------------------
T. Rowe Price Reserve Investment Fund
(COST $42,608)                                        42,607,703         42,608
                                                                   ------------
TOTAL INVESTMENTS --- 100.6%
 (COST $694,846) (A)                                                    935,291

LIABILITIES IN EXCESS
 OF OTHER ASSETS --- (0.6)%                                              (5,811)
                                                                   ------------
NET ASSETS APPLICABLE TO 35,799,601
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $    929,480
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $      25.96
                                                                   ============

----------
*     Non-Income Producing Security
**    Effective Yield
@ Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors." Unless otherwise indicated, security is considered liquid.
ADR - American Depository Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(a) At December 31, 2004, the cost for Federal income tax purposes was $696,163,318. Net unrealized appreciation was $239,127,725. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $256,424,259 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $17,296,534.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE INTERNATIONAL EQUITY FUND

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 100.3%
--------------------------------------------------------------------------------
AUSTRALIA -- 15.1%
Insurance Australia Group Ltd.*                          643,890   $      3,246
Macquarie Airports*                                    1,225,400          3,016
Macquarie Bank Ltd.*                                     146,100          5,325
Tabcorp Holdings Ltd.*                                   187,765          2,545
Wes Farmers Ltd.*                                        108,000          3,369
Westfield Group*                                         328,400          4,230
Woolworths Ltd.*                                         273,229          3,215
                                                                   ------------
                                                                         24,946
                                                                   ------------
BELGIUM -- 1.6%
Colruyt NV                                                16,225          2,638
                                                                   ------------
BRAZIL -- 3.4%
Banco Itau Holding Financeira S.A.*                       19,617          2,947
Souza Cruz S.A                                           199,600          2,677
                                                                   ------------
                                                                          5,624
                                                                   ------------
FRANCE -- 3.0%
BNP Paribas S.A.*                                         35,600          2,579
M6 Metropole Television*                                  86,800          2,466
                                                                   ------------
                                                                          5,045
                                                                   ------------
GERMANY -- 3.2%
Puma AG                                                    9,650          2,653
Rhoen-Klinikum AG                                         44,181          2,707
                                                                   ------------
                                                                          5,360
                                                                   ------------
HONG KONG -- 1.3%
Esprit Holdings Ltd.                                     353,500          2,138
                                                                   ------------
INDIA -- 3.8%
HDFC Bank Ltd. ADR                                        74,800          3,393
ITC Ltd. GDR                                              96,500          2,898
                                                                   ------------
                                                                          6,291
                                                                   ------------
IRELAND -- 5.1%
Anglo Irish Bank Corp.                                   171,810          4,164
Anglo Irish Bank Corp.                                   176,849          4,303
                                                                   ------------
                                                                          8,467
                                                                   ------------
JAPAN -- 7.0%
Daito Trust Construction Co. Ltd.                         51,800          2,462
Kao Corp.                                                 80,000          2,045
Millea Holdings, Inc.                                        230          3,412
Toyota Motor Corp.                                        88,700          3,610
                                                                   ------------
                                                                         11,529
                                                                   ------------
KOREA -- 6.3%
Korea Tobacco & Genseng Corp.*                            67,200          2,009
Lotte Chilsung Beverage Co. Ltd.*                          2,930          2,717
Lotte Confectionery Co. Ltd.*                              2,320          1,777
Pacific Corp.*                                            15,290          3,833
                                                                   ------------
                                                                         10,336
                                                                   ------------
SINGAPORE -- 1.1%
Singapore Airport Terminal Services Ltd.               1,502,500          1,850
                                                                   ------------
SOUTH AFRICA -- 2.1%
Remgro Ltd.                                              209,200          3,504
                                                                   ------------
SPAIN -- 9.7%
Banco Popular*                                            55,950          3,688
Enagas                                                   439,200          7,283
Red Electrica de Espana                                  229,000          5,136
                                                                   ------------
                                                                         16,107
                                                                   ------------

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SWITZERLAND -- 6.0%
Kuehne & Nagel International AG                           12,900   $      2,779
Lindt & Spruengli AG                                       1,723          2,452
Nestle AG*                                                17,535          4,588
                                                                   ------------
                                                                          9,819
                                                                   ------------
UNITED KINGDOM -- 31.6%
Barratt Developments Plc*                                321,600          3,671
British American Tobacco Plc                             306,870          5,288
Bunzl Plc                                                198,678          1,657
Cadbury Schweppes Plc*                                   310,233          2,889
Diageo Plc*                                              321,103          4,580
Imperial Tobacco Group Plc                               130,211          3,567
Johnston Press Plc                                       423,263          4,404
Kensington Group Plc                                     292,500          2,691
Northern Rock Plc                                        362,212          5,435
Reckitt Benckiser Plc*                                    86,290          2,607
Royal Bank of Scotland Group Plc*                        123,763          4,163
Signet Group Plc                                       1,376,320          2,907
Tesco*                                                 1,368,263          8,452
                                                                   ------------
                                                                         52,311
                                                                   ------------
TOTAL COMMON STOCK
(COST $111,679)                                                         165,965
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.3%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - Temp Cash                                     1,089,350          1,090
BlackRock Provident Institutional
 Funds - Temp Fund                                     1,089,349          1,089
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $2,179)                                                             2,179
                                                                   ------------
TOTAL INVESTMENTS --- 101.6%
(COST $113,858) (A)                                                     168,144

OTHER ASSETS IN EXCESS
 OF LIABILITES --- (1.6)%                                                (2,635)
                                                                   ------------
NET ASSETS APPLICABLE TO 9,204,294
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $    165,509
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $      17.98
                                                                   ============

----------
*     Non-Income Producing Security
ADR - American Depository Receipt
GDR - Global Depository Receipt

(a) At December 31, 2004, the cost for Federal income tax purposes was $114,603,829. Net unrealized appreciation was $53,540,257. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $53,540,257 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $0.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONCLUDED)
THE INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
COMMON STOCKS                                       % OF MARKET       VALUE
INDUSTRY DIVERSIFICATION                               VALUE          (000'S)
--------------------------------------------------------------------------------
Automobiles & Related                                        2.2%  $      3,610
Banking                                                     21.7%        35,998
Broadcast/Media                                              1.5%         2,466
Building & Real Estate                                       6.2%        10,362
Consumer Products                                           14.4%        23,838
Cosmetics & Toiletries                                       3.5%         5,878
Diversified Operations                                       4.1%         6,873
Energy Resources & Services                                  7.5%        12,419
Finance                                                      1.6%         2,691
Food & Beverages                                            11.5%        19,003
Healthcare                                                   1.6%         2,707
Hotels & Gaming                                              1.5%         2,545
Insurance                                                    4.0%         6,657
Printing & Publishing                                        2.7%         4,404
Retail                                                      10.4%        17,211
Services-Commercial                                          3.9%         6,524
Transportation & Related Services                            1.7%         2,779
                                                    ---------------------------
                                                           100.0%  $    165,965
                                                    ===========================

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE SMALL CAP VALUE FUND

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 85.1%
--------------------------------------------------------------------------------
ADVERTISING -- 0.5%
Advo, Inc.+                                               24,277   $        865
                                                                   ------------
AEROSPACE & DEFENSE -- 1.6%
Ducommun, Inc. *                                          30,524            636
EDO Corp.                                                 25,081            796
MTC Technologies, Inc.*                                   38,510          1,293
                                                                   ------------
                                                                          2,725
                                                                   ------------
AGRICULTURAL PRODUCTS -- 0.9%
Agrium, Inc.                                              90,533          1,525
                                                                   ------------
AUTOMOBILES & RELATED -- 3.9%
American Axle & Manufacturing Holdings, Inc.              35,091          1,076
ArvinMeritor, Inc.                                        32,385            724
LoJack Corp.*                                             30,734            373
Monaco Coach Corp.                                        18,359            378
Tenneco Automotive, Inc.*                                 55,196            951
Wabash National Corp.*                                   108,469          2,921
                                                                   ------------
                                                                          6,423
                                                                   ------------
BANKING -- 10.9%
Alabama National BanCorporation                           19,019          1,227
Alliance Bankshares Corp.*                                14,400            224
Bancorp, Inc.*                                            44,469            712
Berkshire Hills Bancorp, Inc.                             14,956            556
Brookline Bancorp, Inc.+                                  52,549            857
Cardinal Financial Corp.*                                 35,185            392
Citizens Banking Corp.                                    50,472          1,734
Fidelity Bankshares, Inc.                                 27,817          1,189
First Community Bancorp                                   23,084            986
First Oak Brook Bancshares, Inc.                          10,749            348
IBERIABANK Corp.                                          17,255          1,145
IndyMac Bancorp, Inc.                                     35,150          1,211
Interchange Financial Services Corp.                       5,388            140
Irwin Financial Corp                                      26,264            746
Main Street Banks, Inc.                                   25,642            896
Millenium Bankshares Corp.*                               36,199            326
NetBank, Inc.                                             62,875            654
PFF Bancorp, Inc.                                         47,289          2,191
Placer Sierra Bancshares                                  21,424            609
Prosperity Bancshares, Inc.                               12,100            353
Southcoast Financial Corp.*                                  883             23
Sterling Bancorp                                          14,551            411
Sun Bancorp, Inc.*                                         6,621            165
Texas United Bancshares, Inc.                             14,322            283
United Community Banks, Inc.                              23,430            631
West Coast Bancorp                                         3,229             82
                                                                   ------------
                                                                         18,091
                                                                   ------------
BROADCAST/MEDIA -- 0.4%
Regent Communications, Inc.*                             109,597            581
                                                                   ------------
BUILDING & REAL ESTATE -- 1.5%
Beazer Homes USA, Inc.+                                    7,636          1,116
Standard Pacific Corp.                                    15,134            971
WCI Communities, Inc.*                                    12,201            359
                                                                   ------------
                                                                          2,446
                                                                   ------------
BUILDING PRODUCTS & SUPPLIES -- 2.5%
ELKCorp                                                   20,033            685
Hughes Supply, Inc.                                       38,641          1,250
Lennox International, Inc.                                31,539            642

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BUILDING PRODUCTS & SUPPLIES -- (CONTINUED)
Texas Industries, Inc.                                     8,757   $        546
Universal Forest Products, Inc.                           22,851            992
                                                                   ------------
                                                                          4,115
                                                                   ------------

CHEMICALS -- 2.9%
Albemarle Corp.                                           34,211          1,324
Minerals Technologies, Inc.                               19,277          1,286
Penford Corp.                                             14,530            229
Sensient Technologies Corp.+                              80,411          1,929
                                                                   ------------
                                                                          4,768
                                                                   ------------
COMPUTER - INTERNET SERVICES & SOFTWARE -- 1.9%
Autobytel, Inc.*                                         137,703            832
Citadel Security Software, Inc.*+                        100,375            261
Lionbridge Technologies, Inc.*                           257,288          1,729
Ultimate Software Group The, Inc.*                        24,685            313
                                                                   ------------
                                                                          3,135
                                                                   ------------
COMPUTER - NETWORK PRODUCTS & SERVICES -- 1.0%
Insight Enterprises, Inc.*                                46,861            962
OpNET Technologies, Inc.*                                 75,090            632
                                                                   ------------
                                                                          1,594
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 1.9%
Hutchinson Technology, Inc.*                              24,289            840
MTS Systems Corp.                                          1,932             65
Take-Two Interactive Software, Inc.*+                     37,562          1,307
Viisage Technology, Inc.*                                102,133            920
                                                                   ------------
                                                                          3,132
                                                                   ------------
CONSUMER PRODUCTS -- 1.8%
Fossil, Inc.*                                             25,949            665
Helen of Troy Ltd.*                                       31,012          1,042
JAKKS Pacific, Inc.*                                      33,932            750
Jarden Corp.*+                                             8,279            360
RC2 Corp.*                                                 5,861            191
                                                                   ------------
                                                                          3,008
                                                                   ------------
COSMETICS & TOILETRIES -- 0.9%
Elizabeth Arden, Inc.*                                    62,893          1,493
                                                                   ------------
DISTRIBUTION SERVICES -- 0.1%
NuCo2, Inc.*                                              11,110            247
                                                                   ------------
DIVERSIFIED OPERATIONS -- 1.7%
Actuant Corp.*                                            29,910          1,560
Harsco Corp.                                               7,493            418
Lydall, Inc.*                                             72,179            856
                                                                   ------------
                                                                          2,834
                                                                   ------------
EDUCATION -- 0.5%
ITT Educational Services, Inc.*                           18,220            866
                                                                   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 1.7%
EFJ, Inc.*                                                40,439            390
Franklin Electric Co., Inc.                               16,906            714
Methode Electronics, Inc.                                 24,039            309
Power Integrations, Inc.*                                  2,465             49
Tessera Technologies, Inc.*                               36,727          1,367
                                                                   ------------
                                                                          2,829
                                                                   ------------
ENERGY RESOURCES & SERVICES -- 4.5%
Atmos Energy Corp.                                        24,405            667
Avista Corp.                                              17,995            318
Baldor Electric Co.                                       12,458            343
Central Vermont Public Service Corp.                       6,900            160

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONTINUED)
THE SMALL CAP VALUE FUND

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ENERGY RESOURCES & SERVICES -- (CONTINUED)
El Paso Electric Co.*                                     86,475   $      1,638
Graftech International Ltd.*                             160,111          1,515
MGE Energy, Inc.                                           2,983            107
PNM Resources, Inc.                                       45,202          1,143
South Jersey Industries, Inc.                              8,985            472
Southern Union Co.*                                       22,568            541
Westar Energy, Inc.                                       24,164            553
                                                                   ------------
                                                                          7,457
                                                                   ------------
ENTERTAINMENT & LEISURE -- 0.5%
Atari, Inc.*                                              12,677             37
K2, Inc.*                                                 55,019            874
                                                                   ------------
                                                                            911
                                                                   ------------
ENVIRONMENTAL INSTRUMENTS -- 0.2%
TRC Cos., Inc.*                                           15,685            267
                                                                   ------------
FINANCE -- 6.0%
Accredited Home Lenders Holding Co.*                      59,718          2,967
Affiliated Managers Group, Inc.*+                         18,208          1,233
Apollo Investment Corp.*                                  42,838            647
BankUnited Financial Corp.*                               43,892          1,402
Financial Federal Corp.                                   33,828          1,326
First Niagara Financial Group, Inc.+                     100,038          1,396
Knight Trading Group, Inc.*                               87,728            961
                                                                   ------------
                                                                          9,932
                                                                   ------------
FOOD & BEVERAGES -- 0.7%
American Italian Pasta Co.+                               22,068            513
Hain Celestial Group, Inc.*                               28,294            585
                                                                   ------------
                                                                          1,098
                                                                   ------------
HEALTHCARE -- 1.2%
Omega Healthcare Investors, Inc.                          14,002            165
PAREXEL International Corp.*                              18,256            371
Psychiatric Solutions, Inc.*                               8,423            308
Symbion, Inc.*                                            14,723            325
United Surgical Partners International, Inc.*             18,040            752
                                                                   ------------
                                                                          1,921
                                                                   ------------
HOME FURNISHINGS - HOUSEWARES -- 0.5%
Oneida Ltd.*+                                             66,583            204
Select Comfort Corp.*                                     31,489            565
                                                                   ------------
                                                                            769
                                                                   ------------
HOTELS & GAMING -- 0.8%
Argosy Gaming Co.*                                        27,798          1,298
                                                                   ------------
HUMAN RESOURCES -- 0.4%
Medical Staffing Network Holdings, Inc.*                  76,453            626
                                                                   ------------
INDUSTRIAL -- 0.3%
Infrasource Services, Inc.*                               32,436            422
                                                                   ------------
INSURANCE -- 3.9%
Donegal Group, Inc.                                       12,834            294
Hub International Ltd.                                    19,188            353
Navigators Group The, Inc.*                               16,288            490
NYMAGIC, Inc.                                             13,023            329
ProAssurance Corp.*                                       27,957          1,093
ProCentury Corp.                                          53,094            658
PXRE Group Ltd.                                           32,245            813
RLI Corp.                                                 28,643          1,191
StanCorp Financial Group, Inc.                            14,955          1,234
                                                                   ------------
                                                                          6,455
                                                                   ------------

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MACHINERY & HEAVY EQUIPMENT -- 1.5%
Applied Industrial Technologies, Inc.                      9,489   $        260
Maverick Tube Corp.*                                      34,692          1,051
Terex Corp.*+                                             24,050          1,146
                                                                   ------------
                                                                          2,457
                                                                   ------------
MANUFACTURING -- 0.3%
Hydril Co.*                                                9,003            410
Lindsay Manufacturing Co.                                  5,893            153
                                                                   ------------
                                                                            563
                                                                   ------------
MEDICAL INSTRUMENTS & DEVICES -- 0.6%
Abaxis, Inc.*                                             28,305            410
Conceptus, Inc.*                                          79,193            643
                                                                   ------------
                                                                          1,053
                                                                   ------------
MEDICAL SERVICES & EQUIPMENT -- 0.9%
NDC Health Corp.                                          47,026            874
Radiologix, Inc.*                                        149,922            660
                                                                   ------------
                                                                          1,534
                                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.4%
PSS World Medical, Inc.*                                  56,533            708
                                                                   ------------
METAL COMPONENTS & PRODUCTS -- 2.7%
Commercial Metals Co.                                     47,129          2,383
Mueller Industries, Inc.                                  45,607          1,469
Oregon Steel Mills, Inc.*                                 30,582            621
                                                                   ------------
                                                                          4,473
                                                                   ------------
METALS & MINING -- 0.2%
Schnitzer Steel Industries, Inc.                           7,472            254
                                                                   ------------
OIL & GAS -- 7.0%
AGL Resources, Inc.                                       34,684          1,153
Energen Corp.                                              9,967            588
Frontier Oil Corp                                         45,719          1,219
Northwest Natural Gas Co.                                 36,017          1,215
Parallel Petroleum Corp.*                                 28,430            154
Patina Oil & Gas Corp.+                                   20,224            758
Petroleum Development Corp.*                               7,007            270
Piedmont Natural Gas, Inc.+                               14,452            336
Range Resources Corp.                                    155,841          3,188
WGL Holdings, Inc.                                        19,943            615
W-H Energy Services, Inc.*                                 7,853            176
Whiting Petroleum Corp.*                                  48,568          1,469
Willbros Group*                                           19,356            446
                                                                   ------------
                                                                         11,587
                                                                   ------------
PAPER & RELATED PRODUCTS -- 1.8%
Caraustar Industries, Inc.*                              169,471          2,851
Wausau-Mosinee Paper Corp.                                10,892            195
                                                                   ------------
                                                                          3,046
                                                                   ------------
PHARMACEUTICALS -- 1.5%
Cell Therapeutics, Inc.*+                                 77,961            635
Nabi Biopharmaceuticals*                                  13,084            192
Renovis, Inc.*                                            25,391            365
Thermogenesis Corp.*                                     106,574            676
United Therapeutics Corp.*                                14,960            675
                                                                   ------------
                                                                          2,543
                                                                   ------------
PRINTING & PUBLISHING -- 0.4%
Journal Register Co.*                                     33,323            644
                                                                   ------------
RESTAURANTS -- 0.9%
Buca, Inc.*                                               83,056            578
California Pizza Kitchen, Inc.*                           25,260            581

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONTINUED)
THE SMALL CAP VALUE FUND

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RESTAURANTS -- (CONTINUED)
Total Entertainment Restaurant Corp.*                     24,895   $        297
                                                                   ------------
                                                                          1,456
                                                                   ------------
RETAIL -- 4.1%
Aaron Rents, Inc.                                         71,802          1,795
Brookstone, Inc.*                                         58,718          1,148
Charlotte Russe Holdings, Inc.*                           29,571            299
Gymboree Corp.*                                          114,150          1,463
School Specialty, Inc.*                                   13,806            532
Sharper Image Corp.*                                      18,876            356
TOO, Inc.*                                                13,205            323
Zale Corp.*                                               26,832            801
                                                                   ------------
                                                                          6,717
                                                                   ------------
SERVICES - COMMERCIAL -- 0.6%
LECG Corp.*                                               17,780            332
PRG-Schultz International, Inc.*                         132,694            667
                                                                   ------------
                                                                            999
                                                                   ------------
TELECOMMUNICATIONS -- 2.6%
Cincinnati Bell, Inc.*                                   127,863            531
Ditech Communications Corp.*                              92,379          1,381
Iowa Telecommunications Services, Inc.                    17,629            380
West Corp.*                                               63,659          2,108
                                                                   ------------
                                                                          4,400
                                                                   ------------
TEXTILES & APPAREL -- 1.1%
Kellwood Co.                                              28,445            981
K-Swiss, Inc.                                             22,046            642
Oshkosh B'Gosh, Inc.                                       9,543            204
                                                                   ------------
                                                                          1,827
                                                                   ------------
TRANSPORTATION  & RELATED SERVICES -- 2.5%
AirTran Holdings, Inc.*+                                  75,002            802
Forward Air Corp.*                                         1,746             78
Frontier Airlines, Inc.*                                   7,072             81
Heartland Express, Inc.                                   31,056            698
OMI Corp.                                                 90,133          1,519
SCS Transportation, Inc.*                                 46,921          1,096
                                                                   ------------
                                                                          4,274
                                                                   ------------
WASTE MANAGEMENT -- 0.3%
Waste Connections, Inc.*                                  15,884            544
                                                                   ------------
WHOLESALE DISTRIBUTOR -- 0.1%
Scansource, Inc.*                                          1,784            111
                                                                   ------------
TOTAL COMMON STOCKS
(COST $120,812)                                                         141,023
                                                                   ------------
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 10.1%
--------------------------------------------------------------------------------
APARTMENTS -- 1.6%
Gables Residential Trust                                  11,217            402
Post Properties, Inc.                                     12,301            429
Summit Properties, Inc.                                   54,605          1,778
                                                                   ------------
                                                                          2,609
                                                                   ------------
AUTOMOBILES & RELATED -- 0.7%
Capital Automotive Trust                                  35,587          1,264
                                                                   ------------
DIVERSIFIED -- 1.7%
Correctional Properties Trust                             36,736          1,061
Entertainment Properties Trust                            18,700            833
Lexington Corporate Properties Trust                      43,517            983
                                                                   ------------
                                                                          2,877
                                                                   ------------

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCE -- 1.3%
MFA Mortgage Investments, Inc.                            87,087   $        768
RAIT Investment Trust                                     50,091          1,401
                                                                   ------------
                                                                          2,169
                                                                   ------------
HOTELS & RESORTS -- 0.5%
Lasalle Hotel Properties                                  25,662            817
                                                                   ------------
LOCAL RETAIL -- 0.3%
Acadia Realty Trust                                       30,922            504
                                                                   ------------
OFFICE EQUIPMENT & SERVICES -- 0.1%
Corporate Office Properties                                5,676            167
                                                                   ------------
OFFICE PROPERTY -- 2.5%
AmeriVest Properties, Inc.                                23,422            150
BioMed Realty Trust, Inc.                                 25,143            558
Brandywine Realty Trust                                   16,509            485
Parkway Properties, Inc.                                  28,864          1,465
Prentiss Properties Trust                                 32,080          1,225
Spirit Finance Corp.*+                                    16,645            211
                                                                   ------------
                                                                          4,094
                                                                   ------------
REGIONAL MALLS -- 1.0%
Agree Realty Corp.                                        17,677            560
Commercial Net Lease Realty                               51,382          1,059
                                                                   ------------
                                                                          1,619
                                                                   ------------
RESIDENTIAL CONSTRUCTION -- 0.2%
Affordable Residential Communities                        23,007            330
                                                                   ------------
STORAGE -- 0.2%
U-Store-It Trust                                          18,755            325
                                                                   ------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(COST $14,646)                                                           16,775
                                                                   ------------

                                                         PAR
                                                        (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- 0.2%
--------------------------------------------------------------------------------
METAL COMPONENTS & PRODUCTS -- 0.2%
Mueller Industries, Inc.
  6.000%, 11/01/14
 (COST $242)                                        $        242            237
                                                                   ------------

                                                     NUMBER OF
                                                      SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.8%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempCash                                      4,829,338          4,829
RBB Sansom Street Fund Money Market
 Portfolio                                             4,829,338          4,829
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $9,658)                                                            9,658
                                                                   ------------
TOTAL INVESTMENTS -- 101.2%
 (COST $145,358) (a)                                                    167,693

                                                         PAR
                                                        (000)
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 9.3%
--------------------------------------------------------------------------------
Bank of America TD
 1.500%, 01/03/05                                   $         40             40

PENN SERIES FUNDS, INC
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONCLUDED)
THE SMALL CAP VALUE FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CIBC Yankee CD
 1.720%, 05/25/05                                   $        863   $        863
Foreningssparbanken AB FRN
 2.362%, 01/18/05                                            201            201
Institutional Money Market Trust
 2.216%, 01/03/05                                         14,379         14,379
TOTAL SECURITIES LENDING COLLATERAL
 (COST $15,483)                                                          15,483
                                                                   ------------
LIABILITIES IN EXCESS
  OF OTHER ASSETS -- (10.5)%                                            (17,462)
                                                                   ------------
NET ASSETS APPLICABLE TO 9,777,854
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $    165,714
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $      16.95
                                                                   ============

----------
* Non-Income Producing Security
+ Security position is either entirely or partially on loan at December 31, 2004.
AB FRN - Asset Backed Floating Rate Note
CD - Certificate of Deposit
TD - Time Deposit

(a) At December 31, 2004, the cost for Federal income tax purposes was $145,488,817. Net unrealized appreciation was $22,204,369. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $24,339,858 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,135,489.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE SMALL CAP GROWTH FUND

                                                      NUMBER OF       VALUE
                                                       SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 100.1%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 2.5%
ARGON ST, Inc.*                                           40,000   $      1,418
United Industrial Corp.                                   36,000          1,395
                                                                   ------------
                                                                          2,813
                                                                   ------------
AGRICULTURAL PRODUCTS -- 1.8%
The Andersons, Inc.                                       37,400            954
Terra Industries Inc.*+                                  120,000          1,065
                                                                   ------------
                                                                          2,019
                                                                   ------------
AUTOMOBILES & RELATED -- 1.3%
A.S.V., Inc.*                                             30,000          1,437
                                                                   ------------
BANKING -- 2.4%
NARA Bancorp, Inc.                                        39,500            840
PrivateBancorp, Inc.                                      30,000            967
Silicon Valley Bancshares*                                21,350            957
                                                                   ------------
                                                                          2,764
                                                                   ------------
BROADCAST/MEDIA -- 1.1%
Central European Media Enterprises Ltd.*                  33,000          1,286
                                                                   ------------
BUILDING PRODUCTS & SUPPLIES -- 2.7%
Building Materials Holding Corp.                          30,500          1,168
USG Corp.*+                                               46,000          1,852
                                                                   ------------
                                                                          3,020
                                                                   ------------
COMPUTER - INTERNET - COMMUNICATIONS -- 1.0%
J2 Global Communications, Inc.*                           34,000          1,173
                                                                   ------------
COMPUTER - INTERNET SERVICES & SOFTWARE -- 4.6%
CNET Networks, Inc.*+                                    130,100          1,461
eResearch Technology, Inc.*                              100,000          1,585
Ixia*                                                     47,825            804
Jupitermedia Corp.*                                       59,100          1,405
                                                                   ------------
                                                                          5,255
                                                                   ------------
COMPUTER - NETWORK PRODUCTS & SERVICES -- 7.9%
Altiris, Inc.*                                            64,050          2,269
InfoSpace, Inc.*+                                         46,900          2,230
S1 Corp.*                                                110,000            997
SafeNet, Inc.*                                            35,000          1,286
Stratasys, Inc.                                           39,000          1,309
Synaptics, Inc.*                                          30,000            917
                                                                   ------------
                                                                          9,008
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 5.7%
Merge Technologies, Inc.*                                 97,700          2,174
MicroStrategy, Inc.*                                      37,200          2,241
Open Solutions, Inc.*                                     20,000            519
Platinum Software Corp.*                                  80,000          1,127
Tyler Corp.*                                              55,200            461
                                                                   ------------
                                                                          6,522
                                                                   ------------
COSMETICS & TOILETRIES -- 1.4%
Chattem, Inc.*                                            49,000          1,622
                                                                   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 7.3%
ADE Corp.*                                                32,400            607
AMX Corp.*                                                40,000            659
Bel Fuse, Inc.                                            34,300          1,159
Daktronics, Inc.*                                         25,000            622
NVE Corp.*+                                               11,700            326
Tessera Technologies, Inc.*                               62,700          2,333
Virage Logic Corp.*                                       80,000          1,486
Volterra Semiconductor Corp.*+                            50,000          1,108
                                                                   ------------
                                                                          8,300
                                                                   ------------

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCE -- 4.6%
Accredited Home Lenders Holding Co.*                      24,650   $      1,225
Boston Private Financial Holdings, Inc.                   60,600          1,707
Factset Research Systems, Inc.                            18,600          1,087
Portfolio Recovery Associates, Inc.*                      30,000          1,237
                                                                   ------------
                                                                          5,256
                                                                   ------------

FOOD & BEVERAGES -- 0.5%
Peet's Coffee & Tea, Inc.*                                22,450            594
                                                                   ------------
HEALTHCARE -- 5.1%
Amedisys, Inc.*                                           30,000            972
American Healthways, Inc.*                                37,550          1,241
Matria Healthcare, Inc.*                                  32,600          1,274
Psychiatric Solutions, Inc.*                              40,000          1,462
Sunrise Senior Living, Inc.*                              17,000            788
                                                                   ------------
                                                                          5,737
                                                                   ------------
HOME FURNISHINGS - HOUSEWARES -- 0.5%
American Woodmark Corp.                                   12,900            563
                                                                   ------------
HUMAN RESOURCES -- 1.4%
Hiedrick & Struggles International, Inc.*                 29,200          1,001
Resources Connection, Inc.*+                              10,900            592
                                                                   ------------
                                                                          1,593
                                                                   ------------
INSTRUMENTS - CONTROLS -- 1.1%
Color Kinetics Inc.*                                      70,000          1,231
                                                                   ------------
INSURANCE -- 1.5%
ProAssurance Corp.*                                       11,650            456
Safety Insurance Group, Inc.                              40,400          1,258
                                                                   ------------
                                                                          1,714
                                                                   ------------
MACHINERY & Heavy Equipment -- 3.0%
Applied Industrial Technologies, Inc.                     87,150          2,388
Maverick Tube Corp.*                                      32,150            974
                                                                   ------------
                                                                          3,362
                                                                   ------------
MANUFACTURING -- 3.0%
Brush Engineered Materials, Inc.*                         25,000            463
Carpenter Technology Corp.                                30,000          1,754
DHB Industries, Inc.*+                                    60,000          1,142
                                                                   ------------
                                                                          3,359
                                                                   ------------
MEDICAL SERVICES & Equipment -- 7.9%
American Medical Systems Holdings, Inc.*                  33,000          1,380
Centene Corp.*                                            42,700          1,211
Intuitive Surgical, Inc.*                                 72,700          2,909
IRIS International Inc.*                                 130,000          1,257
Option Care, Inc.                                         69,000          1,186
Serologicals Corp.*                                       44,800            991
                                                                   ------------
                                                                          8,934
                                                                   ------------
MEDICAL SUPPLIES & Equipment -- 3.0%
Cantel Medical Corp.*                                     60,000          2,245
Palomar Medical Technologies, Inc.*                       44,800          1,168
                                                                   ------------
                                                                          3,413
                                                                   ------------
OIL & Gas -- 2.8%
Cal Dive International, Inc.*                             25,500          1,039
Remington Oil & Gas Corp.*                                40,600          1,106
RPC, Inc.                                                 42,400          1,065
                                                                   ------------
                                                                          3,210
                                                                   ------------
PERSONAL SERVICES -- 1.5%
Bright Horizons Family Solutions, Inc.*                   25,700          1,664
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONCLUDED)
THE SMALL CAP GROWTH FUND

                                                      NUMBER OF       VALUE
                                                       SHARES         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 2.8%
First Horizon Pharmaceutical Corp.*                        9,100   $        208
Rigel Pharmaceuticals, Inc.*                              44,550          1,088
United Therapeutics Corp.*                                41,100          1,856
                                                                   ------------
                                                                          3,152
                                                                   ------------
RESTAURANTS -- 0.5%
P.F. Chang's China Bistro, Inc.*+                          9,700            547
                                                                   ------------
RETAIL -- 6.9%
Aaron Rents, Inc.+                                        27,300            682
Bebe Stores, Inc.                                         62,888          1,697
Deckers Outdoor Corp.*                                    33,500          1,574
First Cash Financial Services, Inc.*                      44,650          1,193
Rofin-Sinar Technologies, Inc.*                           30,000          1,273
Stein Mart, Inc.*                                         28,300            483
TBC Corp.*                                                32,000            890
                                                                   ------------
                                                                          7,792
                                                                   ------------
SERVICES - COMMERCIAL -- 2.3%
Navigant Consulting, Inc.*                                59,450          1,581
SFBC International, Inc.*                                 28,000          1,106
                                                                   ------------
                                                                          2,687
                                                                   ------------
TELECOMMUNICATIONS -- 2.3%
AirGate PCS, Inc.*                                        41,700          1,485
Comtech Telecommunications Corp.*                         30,000          1,128
                                                                   ------------
                                                                          2,613
                                                                   ------------
TEXTILES & APPAREL -- 1.7%
Ceradyne, Inc.*                                           35,000          2,002
                                                                   ------------
TRANSPORTATION  & RELATED SERVICES -- 6.7%
Arkansas Best Corp.                                       40,000          1,795
Forward Air Corp.*                                        24,900          1,113
Greenbrier Cos., Inc.                                     60,700          2,055
Hub Group, Inc.*                                          30,000          1,567
Old Dominion Freight Line, Inc.*                          30,000          1,044
                                                                   ------------
                                                                          7,574
                                                                   ------------
WHOLESALE DISTRIBUTOR -- 1.3%
Navarre Corp.                                             85,000          1,496
                                                                   ------------
TOTAL COMMON STOCKS
 (COST $86,498)                                                         113,712
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.9%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempCash                                      1,634,537          1,635
BlackRock Provident Institutional
 Funds - TempFund                                      1,634,534          1,634
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $3,269)                                                            3,269
                                                                   ------------
TOTAL INVESTMENTS -- 103.0%
 (COST $89,767) (a)                                                     116,981

                                                        PAR           VALUE
                                                       (000)          (000)
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 9.2%
--------------------------------------------------------------------------------
Bank of America TD
 1.500%, 01/03/05                                             18   $         18
CS First Boston CD
 2.360%, 01/24/05                                            554            554

                                                        PAR           VALUE
                                                       (000)          (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional Money Market Trust
 2.216%, 01/03/05                                          9,928   $      9,928

TOTAL SECURITIES LENDING COLLATERAL
 (COST $10,500)                                                          10,500
                                                                   ------------
OTHER ASSETS IN EXCESS
 OF LIABILITES -- (12.2)%                                               (13,902)
                                                                   ------------
NET ASSETS APPLICABLE TO 5,932,717
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $    113,579
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $      19.14
                                                                   ============

----------
* Non-Income Producing Security
+ Security position is either entirely or partially on loan at December 31, 2004.
CD - Certificate of Deposit
TD - Time Deposit

(a) At December 31, 2004, the cost for Federal income tax purposes was $89,928,896. Net unrealized appreciation was $27,052,413. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $27,956,712 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $904,299.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE LIMITED MATURITY BOND FUND

                                                        PAR           VALUE
                                                       (000)          (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 36.3%
--------------------------------------------------------------------------------
U.S. TREASURY INFLATION INDEXED NOTES -- 8.3%
 3.375%, 01/15/07                                   $      3,000   $      3,828
                                                                   ------------
U.S. TREASURY NOTES -- 28.0%
 2.625%, 05/15/08                                          5,000          4,888
 3.000%, 02/15/08                                          4,000          3,967
 4.625%, 05/15/06                                          3,000          3,069
 11.750%, 02/15/10                                         1,000          1,011
                                                                   ------------
                                                                         12,935
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
 (COST $16,708)                                                          16,763
                                                                   ------------
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 31.4%
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 21.2%
 2.625%, 10/01/07                                          1,000            979
 3.500%, 04/01/34                                          1,881          1,855
 4.431%, 12/01/33                                          4,728          4,780
 5.000%**, 01/25/12++                                      3,057            141
 7.000%, 12/01/32                                          1,902          2,015
                                                                   ------------
                                                                          9,770
                                                                   ------------
FEDERAL HOME LOAN BANK DISCOUNT NOTE -- 9.3%
 1.000%, 01/03/05                                          4,300          4,300
                                                                   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.9%
 6.500%, 01/15/32                                             83             87
 6.500%, 05/15/32                                            251            265
 6.500%, 09/15/32                                             61             64
                                                                   ------------
                                                                            416
                                                                   ------------
TOTAL AGENCY OBLIGATIONS
 (COST $14,490)                                                          14,486
                                                                   ------------
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 25.5%
--------------------------------------------------------------------------------
Asset Securitization Corp.
 7.400%, 10/13/26                                            911            971
                                                                   ------------
Bear Stearns Commercial Mortgage Securities
 6.080%, 02/15/35                                          1,615          1,693
                                                                   ------------
Conseco Finance Securitizations Corp.
 5.790%, 04/01/24                                          1,000          1,018
                                                                   ------------
GE Capital Commercial Mortgage Corp.
 5.033%, 12/10/35                                            149            152
 6.079%, 05/15/33                                            762            805
                                                                   ------------
                                                                            957
                                                                   ------------
Green Tree Financial Corp.
 6.500%, 02/01/31                                          1,120          1,173
 7.250%, 09/15/26                                            632            662
 7.330%, 03/01/30                                            752            777
 7.650%, 04/15/19                                            606            638
                                                                   ------------
                                                                          3,250
                                                                   ------------
LB-UBS Commercial Mortgage Trust
 5.401%, 03/15/26                                            942            964
 6.058%, 06/15/20                                            857            905
                                                                   ------------
                                                                          1,869
                                                                   ------------
Morgan Stanley Capital I, Inc.
 5.020%, 10/15/35                                          1,303          1,326
                                                                   ------------
PNC Mortrgage Acceptance Corp.
 5.910%, 03/12/34                                            683            718
                                                                   ------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (COST $11,769)                                                          11,802
                                                                   ------------

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.0%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempFund                                      1,355,081   $      1,355
Evergreen Prime Cash Management
 Money Market Fund                                     1,424,420          1,425
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $2,780)                                                            2,780
                                                                   ------------
TOTAL INVESTMENTS -- 99.2%
 (COST $45,747)                                                          45,831

OTHER ASSETS IN EXCESS
 OF LIABILITES -- 0.8%                                                      388
                                                                   ------------
NET ASSETS APPLICABLE TO 4,421,288
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $     46,219
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $      10.45
                                                                   ============

----------
++ IO - Interest Only Security
** Effective Yield

(a) At December 31, 2004, the cost for Federal income tax purposes was $45,746,981. Net unrealized appreciation was $83,866. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $646,937 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $563,071.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS  -- DECEMBER 31, 2004
THE INDEX 500 FUND

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.3%
--------------------------------------------------------------------------------
ADVERTISING -- 0.2%
Interpublic Group of Cos., Inc.*                           9,431   $        127
Monster Worldwide, Inc.*                                   2,655             89
Omnicom Group, Inc.                                        4,155            350
                                                                   ------------
                                                                            566
                                                                   ------------
AEROSPACE & DEFENSE -- 1.6%
Boeing Co.                                                18,725            969
General Dynamics Corp.                                     4,467            467
Lockheed Martin Corp.                                      9,872            548
Northrop Grumman Corp.                                     8,212            446
Raytheon Co.                                              10,082            391
Rockwell Collins, Inc.                                     3,937            155
United Technologies Corp.                                 11,397          1,178
                                                                   ------------
                                                                          4,154
                                                                   ------------
AGRICULTURAL PRODUCTS -- 0.3%
Archer-Daniels Midland Co.                                14,597            326
Monsanto Co.                                               5,896            328
                                                                   ------------
                                                                            654
                                                                   ------------
AUTOMOBILES & RELATED -- 1.0%
AutoNation, Inc.*                                          5,900            113
B.F. Goodrich Co.                                          2,652             87
Cooper Tire & Rubber Co.                                   1,669             36
Dana Corp.                                                 3,340             58
Delphi Automotive Systems Corp.                           12,516            113
Ford Motor Co.                                            40,806            597
General Motors Corp.                                      12,597            505
Genuine Parts Co.                                          3,894            172
Goodyear Tire & Rubber Co.                                 3,911             57
Harley-Davidson, Inc.                                      6,552            398
Navistar International Corp.*                              1,557             68
PACCAR, Inc.                                               3,874            312
Visteon Corp.                                              2,889             28
                                                                   ------------
                                                                          2,544
                                                                   ------------
BANKING -- 6.4%
AmSouth Bancorp                                            7,919            205
Bank of America Corp.                                     90,085          4,233
Bank of New York Co., Inc.                                17,327            579
BB&T Corp.                                                12,319            518
Comerica, Inc.                                             3,803            232
Compass Bancshares, Inc.                                   2,735            133
Fifth Third Bancorp                                       12,518            592
First Horizon National Corp.                               2,746            118
Golden West Financial Corp.                                6,829            419
Huntington Bancshares, Inc.                                5,154            128
KeyCorp                                                    9,068            307
M&T Bank Corp.                                             2,590            279
Marshall & Ilsley Corp.                                    4,983            220
Mellon Financial Corp.                                     9,446            294
National City Corp.                                       15,111            567
North Fork Bancorp, Inc.                                  10,496            303
Northern Trust Corp.                                       4,889            238
PNC Financial Services Group                               6,303            362
Regions Financial Corp.                                   10,366            369
Sovereign Bancorp, Inc.                                    7,698            174
SunTrust Banks, Inc.                                       8,269            611
U.S. Bancorp                                              41,643          1,304
Wachovia Corp.                                            35,765          1,881
Wells Fargo & Co.                                         37,733          2,345
Zions Bancorp                                              1,999            136
                                                                   ------------
                                                                         16,547
                                                                   ------------

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BROADCAST/MEDIA -- 3.0%
Clear Channel Communications, Inc.                        12,791            428
Comcast Corp.*                                            49,510          1,648
Gannett Co., Inc.                                          5,692            465
McGraw-Hill Cos., Inc.                                     4,235            388
Meredith Corp.                                             1,115             60
News Corp.                                                58,270          1,087
Time Warner, Inc.*                                       102,155          1,986
Univision Communications, Inc.*                            7,208            211
Viacom, Inc.                                              38,027          1,384
                                                                   ------------
                                                                          7,657
                                                                   ------------
BUILDING & REAL ESTATE -- 0.1%
KB Home                                                    1,033            108
Pulte Corp.                                                2,844            181
                                                                   ------------
                                                                            289
                                                                   ------------
BUILDING PRODUCTS & SUPPLIES -- 0.3%
American Standard Cos., Inc.*                              4,784            198
Centex Corp.                                               2,772            165
Masco Corp.                                                9,991            365
Vulcan Materials Co.                                       2,283            125
                                                                   ------------
                                                                            853
                                                                   ------------
CHEMICALS -- 1.5%
Air Products & Chemicals, Inc.                             5,069            294
Ashland Oil, Inc.                                          1,585             93
Dow Chemical Co.                                          21,030          1,041
Du Pont (E.I.) De Nemours and Co.                         22,151          1,087
Eastman Chemical Co.                                       1,738            100
Ecolab, Inc.                                               5,747            202
Englehard Corp.                                            2,727             84
Great Lakes Chemical Corp.                                 1,138             32
Hercules, Inc.*                                            2,497             37
PPG Industries, Inc.                                       3,833            261
Praxair, Inc.                                              7,242            320
Rohn & Haas Co.                                            5,014            222
Sigma-Aldrich Corp.                                        1,539             93
                                                                   ------------
                                                                          3,866
                                                                   ------------
COMPUTER - INTERNET SERVICES & SOFTWARE -- 1.3%
eBay, Inc.*                                               14,784          1,719
Symantec Corp.*                                           14,144            365
Yahoo!, Inc.*                                             30,662          1,155
                                                                   ------------
                                                                          3,239
                                                                   ------------
COMPUTER - NETWORK PRODUCTS & SERVICES -- 1.5%
Cisco Systems, Inc.*                                     146,858          2,834
International Game Technology, Inc.                        7,686            264
Network Appliance, Inc.*                                   8,001            266
Sun Microsystems, Inc.*                                   75,006            404
Symbol Technologies, Inc.                                  5,367             93
                                                                   ------------
                                                                          3,861
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 5.5%
Adobe Systems, Inc.                                        5,322            334
Affiliated Computer Services, Inc.*                        2,866            173
Autodesk, Inc.                                             5,118            194
Automatic Data Processing, Inc.                           12,992            576
BMC Software, Inc.*                                        4,950             92
Citrix Systems, Inc.*                                      3,777             93
Computer Associates International, Inc.                   13,061            406
Computer Sciences Corp.*                                   4,221            238
Compuware Corp.*                                           8,634             56
Electronic Arts, Inc.*                                     6,809            420
Electronic Data Systems Corp.                             11,460            265

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS  -- DECEMBER 31, 2004 (CONTINUED)
THE INDEX 500 FUND

                                                       NUMBER         VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMPUTER SERVICES & SOFTWARE -- (CONTINUED)
EMC Corp.*                                                53,444   $        795
First Data Corp.                                          18,507            787
Intuit, Inc.*                                              4,180            184
Lexmark International, Inc.*                               2,879            245
Mercury Interactive Corp.*                                 1,882             86
Microsoft Corp.                                          242,468          6,476
NCR Corp.*                                                 2,078            144
Novell, Inc.*                                              8,383             57
Oracle Corp.*                                            114,379          1,569
Parametric Technology Corp.*                               6,002             35
PeopleSoft, Inc.*                                          8,380            222
Siebel Systems, Inc.*                                     11,333            119
SunGard Data Systems, Inc.*                                6,442            183
Unisys Corp.*                                              7,492             76
VERITAS Software Corp.*                                    9,414            269
                                                                   ------------
                                                                         14,094
                                                                   ------------
COMPUTERS & OFFICE EQUIPMENT -- 3.3%
Apple Computer, Inc.*                                      8,967            577
Dell, Inc.*                                               55,407          2,335
Gateway, Inc.*                                             8,335             50
Hewlett-Packard Co.                                       67,352          1,412
International Business Machines Corp.                     37,127          3,660
Pitney Bowes, Inc.                                         5,143            238
Xerox Corp.*                                              21,267            362
                                                                   ------------
                                                                          8,634
                                                                   ------------
CONSUMER PRODUCTS -- 2.2%
Altria Group, Inc.                                        45,778          2,797
Brunswick Corp.                                            2,145            106
Cendant Corp.                                             23,481            549
Clorox Co.                                                 3,389            200
Fortune Brands, Inc.                                       3,215            248
Hasbro, Inc.                                               3,947             76
Mattel, Inc.                                               9,254            180
Maytag Corp.                                               1,766             37
Newell Rubbermaid, Inc.                                    6,128            148
NIKE, Inc.                                                 5,854            531
Pall Corp.                                                 2,765             80
Reebok International Ltd.                                  1,296             57
Reynolds American, Inc.                                    3,290            259
UST, Inc.                                                  3,685            177
V.F. Corp.                                                 2,477            137
Whirlpool Corp.                                            1,481            103
                                                                   ------------
                                                                          5,685
                                                                   ------------
CONTAINERS -- 0.1%
Ball Corp.                                                 2,511            110
Bemis Co., Inc.                                            2,385             69
Pactiv Corp.*                                              3,310             84
Sealed Air Corp.*                                          1,863             99
                                                                   ------------
                                                                            362
                                                                   ------------
COSMETICS & TOILETRIES -- 2.3%
Alberto Culver Co.                                         2,029             99
Avon Products, Inc.                                       10,548            408
Colgate-Palmolive Co.                                     11,826            605
Gillette Co.                                              22,142            992
Kimberly-Clark Corp.                                      10,877            716
Procter & Gamble Co.                                      56,575          3,116
                                                                   ------------
                                                                          5,936
                                                                   ------------

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 5.5%
3M Co.                                                    17,363   $      1,425
Eaton Corp.                                                3,387            245
Fisher Scientific International, Inc.*                     2,615            163
Fluor Corp.                                                1,868            102
General Electric Co.                                     235,789          8,606
Honeywell International, Inc.                             19,184            679
Illinois Tool Works, Inc.                                  6,594            611
International Flavors & Fragrances, Inc.                   2,101             90
ITT Industries, Inc.                                       2,058            174
Leggett & Platt, Inc.                                      4,257            121
Textron, Inc.                                              3,067            226
Tyco International Ltd.                                   44,864          1,603
                                                                   ------------
                                                                         14,045
                                                                   ------------
EDUCATION -- 0.1%
Apollo Group, Inc.*                                        4,131            333
                                                                   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 3.3%
Advanced Micro Devices, Inc.*                              8,606            190
Agilent Technologies, Inc.*                               10,830            261
Altera Corp.*                                              8,303            172
Analog Devices, Inc.                                       8,382            309
Applied Materials, Inc.*                                  37,875            648
Applied Micro Circuits Corp.*                              6,872             29
Broadcom Corp.*                                            7,339            237
Freescale Semiconductor, Inc.*                             8,694            160
Intel Corp.                                              141,021          3,298
Jabil Circuit, Inc.*                                       4,494            115
KLA-Tencor Corp.*                                          4,359            203
Linear Technology Corp.                                    6,847            265
LSI Logic Corp.*                                           8,585             47
Maxim Integrated Products, Inc.                            7,253            307
Micron Technology, Inc.*                                  13,658            169
Molex, Inc.                                                4,202            126
National Semiconductor Corp.                               7,987            143
Novellus Systems, Inc.*                                    3,117             87
NVIDIA Corp.*                                              3,707             87
PMC-Sierra, Inc.*                                          3,974             45
QLogic Corp.*                                              2,063             76
Sanmina-SCI Corp.*                                        11,623             98
Solectron Corp.*                                          21,653            115
Tektronix, Inc.                                            2,007             61
Teradyne, Inc.*                                            4,330             74
Texas Instruments, Inc.                                   38,537            949
Xilinx, Inc.                                               7,768            230
                                                                   ------------
                                                                          8,501
                                                                   ------------
ENERGY RESOURCES & SERVICES -- 3.1%
AES Corp.*                                                14,470            198
Allegheny Energy, Inc.                                     3,061             60
Ameren Corp.                                               4,344            218
American Electric Power Co., Inc.                          8,825            303
American Power Conversion Corp.*                           4,265             91
Calpine Corp.*                                            11,916             47
Centerpoint Energy, Inc.                                   6,865             78
Cinergy Corp.                                              4,042            168
CMS Energy Corp.*                                          4,342             45
Consolidated Edison, Inc.                                  5,397            236
Constellation Energy Group, Inc.                           3,922            171

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS  -- DECEMBER 31, 2004 (CONTINUED)
THE INDEX 500 FUND

                                                       NUMBER         VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ENERGY RESOURCES & SERVICES -- (CONTINUED)
Cooper Industries Ltd.                                     2,046   $        139
Dominion Resources, Inc.                                   7,392            501
DTE Energy Co.                                             3,879            167
Duke Energy Corp.                                         21,336            540
Edison International*                                      7,266            233
Emerson Electric Co.                                       9,361            656
Entergy Corp.                                              4,985            337
Exelon Corp.                                              14,776            651
FirstEnergy Corp.                                          7,356            291
FPL Group, Inc.                                            4,139            309
KeySpan Corp.                                              3,581            141
NiSource, Inc.                                             6,030            137
PG&E Corp.*                                                8,990            299
Pinnacle West Capital Corp.                                2,042             91
Power-One, Inc.*                                           1,872             17
PPL Corp.                                                  4,216            225
Progress Energy, Inc.                                      5,509            249
Public Service Enterprise Group, Inc.                      5,301            274
Southern Co.                                              16,497            553
Teco Energy, Inc.                                          4,453             68
TXU Corp.                                                  5,357            346
Xcel Energy, Inc.                                          8,928            162
                                                                   ------------
                                                                          8,001
                                                                   ------------
ENTERTAINMENT & LEISURE -- 0.9%
Carnival Corp.                                            14,123            814
Harrah's Entertainment, Inc.                               2,499            167
Walt Disney Co. The                                       45,571          1,267
                                                                   ------------
                                                                          2,248
                                                                   ------------
FIBER OPTICS -- 0.0%
JDS Uniphase Corp.*                                       32,205            102
                                                                   ------------
FINANCE -- 9.4%
Ambac Financial Group, Inc.                                2,423            199
American Express Co.                                      27,994          1,578
Bear Stearns Cos., Inc.                                    2,302            236
Capital One Financial Corp.                                5,413            456
Charles Schwab Corp.                                      30,041            359
CIT Group, Inc.                                            4,687            215
Citigroup, Inc.                                          115,746          5,577
Countrywide Financial Corp.                               12,945            479
E*TRADE Financial Corp.*                                   8,294            124
Equifax, Inc.                                              3,012             85
Federal National Mortgage Association                     21,587          1,537
Federated Investors, Inc.                                  2,396             73
Franklin Resources, Inc.                                   5,561            387
Freddie Mac                                               15,378          1,133
Goldman Sachs Group, Inc.                                 10,798          1,123
H&R Block, Inc.                                            3,673            180
Janus Capital Group, Inc.                                  5,269             89
JPMorgan Chase & Co.                                      79,453          3,099
Lehman Brothers Holdings, Inc.                             6,008            526
MBIA, Inc.                                                 3,138            199
MBNA Corp.                                                28,495            803
Merrill Lynch & Co., Inc.                                 20,773          1,242
Moody's Corp.                                              3,298            286
Morgan Stanley                                            24,412          1,355
Paychex, Inc.                                              8,434            287
Providian Financial Corp.*                                 6,537            108

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCE -- (CONTINUED)
Prudential Financial, Inc.                                11,441   $        629
SLM Corp.                                                  9,586            512
State Street Corp.                                         7,436            365
Synovus Financial Corp.                                    6,906            197
T. Rowe Price Group, Inc.                                  2,858            178
Washington Mutual, Inc.                                   19,472            823
                                                                   ------------
                                                                         24,439
                                                                   ------------

FOOD & BEVERAGES -- 3.6%
Adolph Coors Co.                                             834             63
Anheuser-Busch Cos., Inc.                                 17,620            894
Brown-Forman Corp.*                                        2,716            132
Campbell Soup Co.                                          9,176            274
Coca-Cola Co.                                             53,960          2,246
Coca-Cola Enterprises, Inc.                               10,465            218
ConAgra Foods, Inc.                                       11,470            338
General Mills, Inc.                                        8,126            404
Heinz (H.J.) Co.                                           7,791            304
Hershey Foods Corp.                                        5,488            305
Kellogg Co.                                                9,209            411
McCormick & Co., Inc.                                      3,049            118
Pepsi Bottling Group, Inc.                                 5,577            151
PepsiCo, Inc.                                             37,568          1,961
Safeway, Inc.*                                             9,980            197
Sara Lee Corp.                                            17,503            423
Sysco Corp.                                               14,269            545
Wm. Wrigley Jr., Co.                                       5,005            346
                                                                   ------------
                                                                          9,330
                                                                   ------------
FOREST PRODUCTS -- 0.1%
Plum Creek Timber Co.                                      4,094            157
                                                                   ------------
HEALTHCARE -- 1.0%
HCA-The Healthcare Corp.                                   9,394            375
Humana, Inc.*                                              3,555            106
IMS Health, Inc.                                           5,173            120
Manor Care, Inc.                                           1,927             68
McKesson Corp.                                             6,555            206
Medco Health Solutions, Inc.*                              6,077            253
Tenet Healthcare Corp.*                                   10,408            114
UnitedHealth Group, Inc.                                  14,577          1,283
                                                                   ------------
                                                                          2,525
                                                                   ------------
HOTELS & RESORTS -- 0.3%
Hilton Hotels Corp.                                        8,609            196
Marriott International, Inc.                               4,987            314
Starwood Hotels & Resorts Worldwide, Inc.                  4,622            270
                                                                   ------------
                                                                            780
                                                                   ------------
HUMAN RESOURCES -- 0.0%
Robert Half International, Inc.                            3,866            114
                                                                   ------------
INSTRUMENTS - CONTROLS -- 0.3%
Johnson Controls, Inc.                                     4,245            269
Millipore Corp.*                                           1,109             55
Parker Hannifin Corp.                                      2,664            202
PerkinElmer, Inc.                                          2,856             64
Thermo Electron Corp.*                                     3,567            108
Waters Corp.*                                              2,695            126
                                                                   ------------
                                                                            824
                                                                   ------------
INSURANCE -- 4.5%
ACE Ltd.                                                   6,338            271

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS  -- DECEMBER 31, 2004 (CONTINUED)
THE INDEX 500 FUND

                                                       NUMBER         VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSURANCE -- (CONTINUED)
Aetna, Inc.                                                3,293   $        411
Aflac, Inc.                                               11,284            450
Allstate Corp.                                            15,304            792
American International Group, Inc.                        58,089          3,815
Aon Corp.                                                  7,057            168
Chubb Corp.                                                4,272            329
CIGNA Corp.                                                2,994            244
Cincinnati Financial Corp.                                 3,747            166
Hartford Financial Services Group, Inc.                    6,550            454
Jefferson-Pilot Corp.                                      3,044            158
Lincoln National Corp.                                     3,894            182
Loews Corp.                                                4,137            291
Marsh & McLennan Cos., Inc.                               11,752            387
MetLife, Inc.                                             16,600            672
MGIC Investment Corp.                                      2,158            149
Principal Financial Group, Inc.                            6,846            280
Progressive Corp.                                          4,465            379
SAFECO Corp.                                               2,828            148
St. Paul Cos., Inc.                                       14,930            553
Torchmark Corp.                                            2,411            138
UnumProvident Corp.                                        6,612            119
WellPoint, Inc.*                                           6,582            757
XL Capital Ltd.                                            3,092            240
                                                                   ------------
                                                                         11,553
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 1.0%
Black & Decker Corp.                                       1,800            159
Caterpillar, Inc.                                          7,610            742
Cummins, Inc.                                              1,015             85
Danaher Corp.                                              6,883            395
Deere & Co.                                                5,534            412
Dover Corp.                                                4,535            190
Ingersoll-Rand Co.                                         3,840            308
Rockwell Automation, Inc.                                  4,107            204
Snap-On, Inc.                                              1,283             44
Stanley Works                                              1,834             90
                                                                   ------------
                                                                          2,629
                                                                   ------------
MEDICAL SERVICES & EQUIPMENT -- 3.2%
Amgen, Inc.*                                              28,327          1,817
Bausch & Lomb, Inc.                                        1,192             77
Baxter International, Inc.                                13,748            475
Becton, Dickinson & Co.                                    5,648            321
Biomet, Inc.                                               5,645            245
Boston Scientific Corp.*                                  18,834            670
C.R. Bard, Inc.                                            2,334            149
Cardinal Health, Inc.                                      9,636            560
Chiron Corp.*                                              4,167            139
Genzyme Corp.*                                             5,528            321
Guidant Corp.                                              7,104            512
Health Management Associates, Inc.                         5,428            123
Laboratory Corp. of America Holdings*                      3,085            154
Medtronic, Inc.                                           26,958          1,339
Quest Diagnostics, Inc.                                    2,257            216
St. Jude Medical, Inc.*                                    7,974            334
Stryker Corp.                                              8,966            433
Zimmer Holdings, Inc.*                                     5,470            438
                                                                   ------------
                                                                          8,323
                                                                   ------------
METAL COMPONENTS & PRODUCTS -- 0.5%
Alcoa, Inc.                                               19,414            610

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
METAL COMPONENTS & PRODUCTS -- (CONTINUED)
Allegheny Technologies, Inc.                               2,129   $         46
Freeport-McMoRan Copper & Gold, Inc.                       3,981            152
Nucor Corp.                                                3,548            186
Phelps Dodge Corp.                                         2,129            211
United States Steel Corp.                                  2,535            130
                                                                   ------------
                                                                          1,335
                                                                   ------------
METALS & MINING -- 0.2%
Newmont Mining Corp.                                       9,900            440
                                                                   ------------
OFFICE SUPPLIES -- 0.1%
Avery Dennison Corp.                                       2,463            148
                                                                   ------------

OIL & GAS -- 7.1%
Amerada Hess Corp.                                         2,044            168
Anadarko Petroleum Corp.                                   5,516            357
Apache Corp.                                               7,281            368
Baker Hughes, Inc.                                         7,481            319
BJ Services Co.                                            3,602            168
Burlington Resources, Inc.                                 8,731            380
ChevronTexaco Corp.                                       47,251          2,481
ConocoPhillips                                            15,394          1,337
Devon Energy Corp.                                        10,839            422
Dynegy, Inc.*                                              8,475             39
El Paso Corp.                                             14,345            149
EOG Resources, Inc.                                        2,644            189
Exxon Mobil Corp.                                        143,882          7,375
Halliburton Co.                                            9,857            387
Kerr-McGee Corp.                                           3,383            196
Kinder Morgan, Inc.                                        2,762            202
Marathon Oil Corp.                                         7,729            291
Nabors Industries Ltd.*                                    3,334            171
NICOR, Inc.                                                  983             36
Noble Corp.*                                               3,019            150
Occidental Petroleum Corp.                                 8,803            514
Peoples Energy Corp.                                         839             37
Rowan Cos., Inc.*                                          2,391             62
Schlumberger Ltd.                                         13,130            879
Sempra Energy                                              5,205            191
Sunoco, Inc.                                               1,630            133
Transocean, Inc.*                                          7,171            304
Unocal Corp.                                               5,869            254
Valero Energy Corp.                                        5,723            260
Williams Cos., Inc.                                       12,410            202
XTO Energy, Inc.                                           5,806            205
                                                                   ------------
                                                                         18,226
                                                                   ------------
PAPER & RELATED PRODUCTS -- 0.5%
Georgia-Pacific Corp.                                      5,755            216
International Paper Co.                                   10,852            456
Louisiana-Pacific Corp.                                    2,454             66
MeadWestvaco Corp.                                         4,519            153
Temple-Inland, Inc.                                        1,248             85
Weyerhaeuser Co.                                           5,349            360
                                                                   ------------
                                                                          1,336
                                                                   ------------
PHARMACEUTICALS -- 7.4%
Abbott Laboratories                                       34,734          1,620
Allergan, Inc.                                             2,928            237
AmerisourceBergen Corp.                                    2,344            138
Applera Corp. - Applied Biosystems Group                   4,371             91

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS  -- DECEMBER 31, 2004 (CONTINUED)
THE INDEX 500 FUND

                                                       NUMBER         VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PHARMACEUTICALS -- (CONTINUED)
Biogen Idec, Inc.*                                         7,439   $        496
Bristol-Myers Squibb Co.                                  43,392          1,112
Caremark Rx, Inc.*                                        10,138            400
Express Scripts, Inc.*                                     1,694            129
Forest Laboratories, Inc.*                                 8,216            369
Gilead Sciences, Inc.*                                     9,655            338
Hospira, Inc.*                                             3,481            117
Johnson & Johnson                                         66,188          4,198
King Pharmaceuticals, Inc.*                                5,387             67
Eli Lilly & Co.                                           25,238          1,432
MedImmune, Inc.*                                           5,547            150
Merck & Co., Inc.                                         49,458          1,590
Mylan Laboratories, Inc.                                   6,001            106
Pfizer, Inc.                                             167,963          4,517
Schering-Plough Corp.                                     32,846            686
Watson Pharmaceuticals, Inc.*                              2,442             80
Wyeth                                                     29,756          1,267
                                                                   ------------
                                                                         19,140
                                                                   ------------
PHOTOGRAPHY EQUIPMENT & SUPPLIES -- 0.1%
Eastman Kodak Co.                                          6,393            206
                                                                   ------------
PRINTING & PUBLISHING -- 0.3%
Donnelley (R.R.) & Sons Co.                                4,897            173
Dow Jones & Co., Inc.                                      1,827             79
Knight-Ridder, Inc.                                        1,717            115
New York Times Co.                                         3,235            132
Tribune Co.                                                7,085            299
                                                                   ------------
                                                                            798
                                                                   ------------
RESTAURANTS -- 0.8%
Darden Restaurants, Inc.                                   3,506             97
McDonald's Corp.                                          28,039            899
Starbucks Corp.*                                           8,920            556
Wendy's International, Inc.                                2,542            100
Yum! Brands, Inc.                                          6,533            308
                                                                   ------------
                                                                          1,960
                                                                   ------------
RETAIL -- 6.4%
Albertson's, Inc.                                          8,208            196
AutoZone, Inc.*                                            1,779            162
Bed Bath & Beyond, Inc.                                    6,711            267
Best Buy Co., Inc.*                                        7,235            430
Big Lots, Inc.*                                            2,517             31
Circuit City Stores, Inc.                                  4,358             68
Coach, Inc.*                                               4,213            238
Costco Wholesale Corp.                                    10,461            506
CVS Corp.                                                  8,922            402
Dillard's, Inc.                                            1,831             49
Dollar General Corp.                                       7,307            152
Family Dollar Stores, Inc.                                 3,739            117
Federated Department Stores, Inc.                          3,773            218
Gap, Inc.                                                 19,553            413
Home Depot, Inc.                                          48,976          2,093
Jones Apparel Group, Inc.                                  2,725            100
Kohl's Corp.*                                              7,651            376
Kroger Co.*                                               16,484            289
Limited Brands                                             9,064            209
Liz Claiborne, Inc.                                        2,420            102
Lowe's Cos., Inc.                                         17,234            993
May Department Stores Co.                                  6,512            191

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RETAIL -- (CONTINUED)
Nordstrom, Inc.                                            3,124   $        146
Office Depot, Inc.*                                        6,967            121
OfficeMax, Inc.                                            2,084             65
Penney (J.C.) Co., Inc.                                    6,369            264
RadioShack Corp.                                           3,534            116
Sears, Roebuck & Co.                                       4,612            235
Sherwin-Williams Co.                                       3,152            141
Staples, Inc.                                             11,104            374
SUPERVALU, Inc.                                            2,994            103
Target Corp.                                              19,970          1,037
Tiffany & Co.                                              3,245            104
TJX Cos., Inc.                                            10,747            270
Toys "R" Us, Inc.*                                         4,796             98
Walgreen Co.                                              22,793            875
Wal-Mart Stores, Inc.                                     94,449          4,989
                                                                   ------------
                                                                         16,540
                                                                   ------------

SERVICES - COMMERCIAL -- 0.2%
Cintas Corp.                                               3,828            168
Convergys Corp.*                                           3,158             47
Fiserv, Inc.*                                              4,362            175
                                                                   ------------
                                                                            390
                                                                   ------------
TELECOMMUNICATIONS -- 4.7%
ADC Telecommunications, Inc.*                             18,040             48
Alltel Corp.                                               6,774            398
Andrew Corp.*                                              3,586             49
AT&T Corp.                                                17,750            338
Avaya, Inc.*                                              10,210            176
BellSouth Corp.                                           40,853          1,135
CenturyTel, Inc.                                           3,001            106
Ciena Corp.*                                              12,751             43
Citizens Communications Co.                                7,481            103
Comverse Technology, Inc.*                                 4,408            108
Corning, Inc.*                                            31,274            368
L-3 Communications Corp.                                   2,568            188
Lucent Technologies, Inc.*                                98,593            371
Motorola, Inc.                                            54,295            934
Nextel Communications, Inc.*                              24,784            744
Qualcomm, Inc.                                            36,556          1,550
Qwest Communications International, Inc.*                 40,500            180
SBC Communications, Inc.                                  73,943          1,906
Scientific-Atlanta, Inc.                                   3,419            113
Sprint Corp.                                              32,806            815
Tellabs, Inc.*                                            10,303             89
Verizon Communications, Inc.                              61,755          2,502
                                                                   ------------
                                                                         12,264
                                                                   ------------
TRANSPORTATION  & RELATED SERVICES -- 1.8%
Burlington Northern Santa Fe Corp.                         8,384            397
CSX Corp.                                                  4,791            192
Delta Air Lines, Inc.*                                     2,886             22
FedEx Corp.                                                6,703            660
Norfolk Southern Corp.                                     8,832            320
Ryder Systems, Inc.                                        1,433             68
Sabre Holdings Corp.                                       3,021             67
Southwest Airlines Co.                                    17,386            283
Union Pacific Corp.                                        5,789            389
United Parcel Service, Inc.                               24,996          2,136
                                                                   ------------
                                                                          4,534
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS  -- DECEMBER 31, 2004 (CONCLUDED)
THE INDEX 500 FUND

                                                       NUMBER         VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WASTE MANAGEMENT -- 0.2%
Allied Waste Industries, Inc.*                             7,097   $         66
Waste Management, Inc.                                    12,760            382
                                                                   ------------
                                                                            448
                                                                   ------------
WHOLESALE DISTRIBUTOR -- 0.1%
Grainger (W.W.), Inc.                                      2,009            134
                                                                   ------------
TOTAL COMMON STOCKS
 (COST $272,865)                                                        250,744
                                                                   ------------
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)-- 0.4%
--------------------------------------------------------------------------------
APARTMENTS -- 0.2%
Apartment Investment & Management Co.                      2,113             81
Archstone-Smith Trust                                      4,364            167
Equity Residential Properties Trust                        6,306            228
                                                                   ------------
                                                                            476
                                                                   ------------
INDUSTRIAL -- 0.0%
Prologis                                                   4,101            178
                                                                   ------------
OFFICE PROPERTY -- 0.1%
Equity Office Properties Trust                             8,993            262
                                                                   ------------
REGIONAL MALLS -- 0.1%
Simon Property Group, Inc.                                 4,932            319
                                                                   ------------
TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
 (COST $1,012)                                                            1,235
                                                                   ------------
--------------------------------------------------------------------------------
RIGHTS -- 0.0%
--------------------------------------------------------------------------------
Seagate Tax Refund Rights~
 (COST $0)                                                 4,100              0
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.4%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempCash
(COST $6,085)                                          6,085,164          6,085
                                                                   ------------

                                                        PAR
                                                       (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 0.3%
--------------------------------------------------------------------------------
U.S. TREASURY BILLS
  1.665%,  02/10/05 ^^                              $         35   $         35
  1.810%,  02/10/05 ^^                                       115            115
  1.990%,  04/07/05 ^^                                        85             85
  2.260%,  05/12/05 ^^                                       105            104
  2.260%,  05/12/05 ^^                                       320            317
TOTAL U.S. TREASURY OBLIGATIONS
 (COST $656)                                                                656
                                                                   ------------
TOTAL INVESTMENTS -- 100.4%
 (COST $280,618) (a)                                                    258,720
                                                                   ============
OTHER ASSETS IN EXCESS
  OF LIABILITES -- (0.4)%                                                (1,083)
                                                                   ------------

                                                                      VALUE
                                                                      (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 30,902,134
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $    257,637
                                                                   ------------
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                                8.34
                                                                   ============

----------
*Non-Income Producing Security
^^Market value held as collateral for the open futures contract.
~ Rights were valued in accordance with fair valuation procedures approved by the Board of Trustees and are considered to have no value.

(a) At December 31, 2004, the cost for Federal income tax purposes was $280,783,126. Net unrealized depreciation was $22,062,908. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $46,063,818 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $68,126,726.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE MID CAP GROWTH FUND

                                                       NUMBER         VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 101.0%
--------------------------------------------------------------------------------
ADVERTISING -- 1.5%
Monster Worldwide, Inc.*                                  31,410   $      1,057
                                                                   ------------
BANKING -- 3.1%
City National Corp.                                        5,700            403
Northern Trust Corp.+                                      8,810            428
Silicon Valley Bancshares*                                 8,540            383
Sovereign Bancorp, Inc.                                   19,610            442
UCBH Holdings, Inc.                                       11,360            521
                                                                   ------------
                                                                          2,177
                                                                   ------------
BROADCAST/MEDIA -- 2.0%
Avid Technology, Inc.                                     10,800            667
Harman International Industries, Inc.+                     3,660            465
Sirius Satellite Radio, Inc.*+                            40,580            310
                                                                   ------------
                                                                          1,442
                                                                   ------------
BUILDING PRODUCTS & SUPPLIES -- 0.7%
American Standard Cos., Inc.*                             11,860            490
                                                                   ------------
CHEMICALS -- 1.8%
Ashland Oil, Inc.                                          7,410            433
Eastman Chemical Co.+                                      5,900            341
Lyondell Chemical Co.+                                    17,180            497
                                                                   ------------
                                                                          1,271
                                                                   ------------
COMPUTER - INTERNET - COMMUNICATIONS -- 3.4%
Ariba, Inc.*                                              30,670            509
Juniper Networks, Inc.*+                                  56,680          1,541
Overstock.com, Inc.*+                                      5,530            382
                                                                   ------------
                                                                          2,432
                                                                   ------------
COMPUTER - INTERNET SERVICES & SOFTWARE -- 7.2%
Ask Jeeves, Inc.*+                                        19,990            535
CheckFree Corp.*+                                         19,840            756
CNET Networks, Inc.*+                                     51,210            575
Macromedia, Inc.*+                                        17,660            550
McAfee, Inc.*                                             25,460            737
TIBCO Software Inc.*                                      62,170            829
VeriSign, Inc.*                                           32,750          1,098
                                                                   ------------
                                                                          5,080
                                                                   ------------
COMPUTER - NETWORK PRODUCTS & SERVICES -- 2.4%
F5 Networks Inc.*                                         17,050            831
Polycom, Inc.*                                            37,550            876
                                                                   ------------
                                                                          1,707
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 3.2%
CDW Corp.                                                 10,370            688
Choicepoint, Inc.                                         10,950            504
Citrix Systems, Inc.*+                                    21,150            519
Cognizant Technology Solutions, Inc.*                     13,780            583
                                                                   ------------
                                                                          2,294
                                                                   ------------
COMPUTERS & OFFICE EQUIPMENT -- 1.7%
Apple Computer, Inc.*                                     18,700          1,204
                                                                   ------------
CONSUMER PRODUCTS -- 0.7%
Clorox Co.                                                 8,500            501
                                                                   ------------
DIVERSIFIED OPERATIONS -- 3.0%
Eaton Corp.                                                5,130            371
Fisher Scientific International, Inc.*+                   16,820          1,049
Pentair, Inc.                                             16,040            699
                                                                   ------------
                                                                          2,119
                                                                   ------------

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 7.9%
Advanced Micro Devices, Inc.*+                            34,170   $        752
Benchmark Electronics, Inc.                               11,900            406
KLA-Tencor Corp.*+                                        17,150            799
Lam Research Corp.*+                                      33,390            965
Marvell Technology Group Ltd.*+                           24,830            881
PMC-Sierra, Inc.*                                         86,070            968
Sanmina-SCI Corp.                                         94,740            802
                                                                   ------------
                                                                          5,573
                                                                   ------------
ENERGY RESOURCES & SERVICES -- 0.4%
Peabody Energy Corp.                                       3,570            289
                                                                   ------------
ENTERTAINMENT & LEISURE -- 1.3%
DreamWorks Animation SKG, Inc.*                           12,100            454
Scientific Games Corp.*                                   18,830            449
                                                                   ------------
                                                                            903
                                                                   ------------
FINANCE -- 6.3%
Affiliated Managers Group, Inc.*                           9,645            653
Ameritrade Holding Corp.*                                 28,130            400
Bear Stearns Cos., Inc.                                    3,150            322
Doral Financial Corp.                                      8,940            440
E*TRADE Financial Corp.*                                  58,890            880
Global Payments, Inc.                                      9,070            531
SEI Investments Co.                                        7,340            308
T. Rowe Price Group, Inc.                                 14,770            919
                                                                   ------------
                                                                          4,453
                                                                   ------------
FOOD & BEVERAGES -- 1.2%
Constellation Brands, Inc.*                                7,540            351
McCormick & Co., Inc.                                     12,810            494
                                                                   ------------
                                                                            845
                                                                   ------------
HEALTHCARE -- 3.2%
AMERIGROUP Corp.*                                          4,820            365
Cooper Compaines, Inc.+                                    7,580            535
Manor Care, Inc.                                          10,480            371
Medco Health Solutions, Inc.*                             10,070            419
PacifiCare Health Systems, Inc.*                          10,700            605
                                                                   ------------
                                                                          2,295
                                                                   ------------
HOTELS & GAMING -- 3.4%
MGM Mirage*                                                9,950            724
Station Casinos, Inc.+                                    12,110            662
WMS Industries, Inc.*                                     15,390            516
Wynn Resorts, Ltd.*+                                       7,920            530
                                                                   ------------
                                                                          2,432
                                                                   ------------
HOTELS & RESORTS -- 3.0%
Host Marriott Corp.+                                      24,540            425
Marriott International, Inc.+                             18,060          1,137
Starwood Hotels & Resorts Worldwide, Inc.+                 9,860            576
                                                                   ------------
                                                                          2,138
                                                                   ------------
HUMAN RESOURCES -- 1.1%
Robert Half International, Inc.                           24,910            733
                                                                   ------------
INSTRUMENTS - CONTROLS -- 0.9%
Waters Corp.*                                             13,560            634
                                                                   ------------
INSURANCE -- 1.5%
WellPoint, Inc.*                                           9,310          1,071
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONTINUED)
THE MID CAP GROWTH FUND

                                                       NUMBER         VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MACHINERY & HEAVY EQUIPMENT -- 1.2%
Rockwell Automation, Inc.                                 17,120   $        848
                                                                   ------------
MANUFACTURING -- 0.8%
Roper Industries, Inc.                                     9,570            582
                                                                   ------------
MEDICAL SERVICES & EQUIPMENT -- 7.0%
Bausch & Lomb, Inc.                                       11,830            763
Biomet, Inc.                                              16,000            694
C.R. Bard, Inc.                                           16,100          1,030
Dade Behring Holdings, Inc.*                               6,720            376
Genzyme Corp.*                                            14,190            824
Inamed Corp.*                                             12,450            787
Laboratory Corp. of America Holdings*                     10,350            516
                                                                   ------------
                                                                          4,990
                                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.4%
Patterson Dental Co.                                      12,280            533
Sepracor, Inc.*                                            7,280            432
                                                                   ------------
                                                                            965
                                                                   ------------
METAL COMPONENTS & PRODUCTS -- 1.1%
AK Steel Holding Corp.+                                   28,460            412
Allegheny Technologies, Inc.                              16,330            354
                                                                   ------------
                                                                            766
                                                                   ------------
OIL & GAS -- 4.3%
BJ Services Co.                                            7,060            328
Grant Prideco, Inc.*                                      15,900            319
Range Resources Corp.                                     23,410            479
Smith International, Inc.*+                                6,610            360
Transocean, Inc.                                          12,880            546
Ultra Petroleum Corp.*                                     6,830            329
XTO Energy, Inc.                                          18,585            657
                                                                   ------------
                                                                          3,018
                                                                   ------------
PHARMACEUTICALS -- 3.7%
Elan Corp. Plc ADR                                        12,620            344
Eyetech Pharmaceuticals, Inc.                              8,070            367
MedImmune, Inc.*                                          13,060            354
MGI Pharma, Inc.                                          19,700            552
Neurocrine Biosciences, Inc.*                             11,930            588
The Medicine Company.*                                    14,070            405
                                                                   ------------
                                                                          2,610
                                                                   ------------
PHOTOGRAPHY EQUIPMENT & SUPPLIES -- 0.8%
Cymer, Inc.*                                              19,930            589
                                                                   ------------
RESTAURANTS -- 2.1%
P.F. Chang's China Bistro, Inc.*                           7,930            447
Yum! Brands, Inc.                                         21,750          1,026
                                                                   ------------
                                                                          1,473
                                                                   ------------

RETAIL -- 8.1%
American Eagle Outfitters, Inc.+                           8,070            380
Bed Bath & Beyond, Inc.*                                  24,310            968
Chico's FAS, Inc.*+                                       17,910            815
Coach, Inc.*                                              24,760          1,396
Radioshack Corp.                                          16,280            535
Urban Outfitters, Inc.*                                   11,730            521
Whole Foods Market, Inc.+                                  3,850            367
Williams-Sonoma, Inc.*+                                   21,180            742
                                                                   ------------
                                                                          5,724
                                                                   ------------
SECURITY TECHNOLOGY -- 0.5%
Cogent Inc.*                                              11,100            366
                                                                   ------------

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SERVICES - COMMERCIAL -- 1.3%
Alliance Data Systems Corp.*+                             12,980   $        616
Fiserv, Inc.*                                              7,300            293
                                                                   ------------
                                                                            909
                                                                   ------------
TELECOMMUNICATIONS -- 4.7%
Alamosa Holdings, Inc.*                                   30,430            379
Amdocs Limited*                                           11,630            305
American Tower Corp.*+                                    20,790            383
Comverse Technology, Inc.*                                37,320            912
NII Holdings, Inc.+                                        9,970            473
Sonus Networks, Inc.*                                     64,710            371
Western Wireless Corp.+                                   17,720            519
                                                                   ------------
                                                                          3,342
                                                                   ------------
TRANSPORTATION  & RELATED SERVICES -- 3.1%
Expeditors International of Washington, Inc.               9,460            529
Southwest Airlines Co.                                    48,900            796
Teekay Shipping Corp.                                     10,920            460
Yellow Roadway Corporation*                                7,090            395
                                                                   ------------
                                                                          2,180
                                                                   ------------
TOTAL COMMON STOCKS
 (COST $57,951)                                                          71,502
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.6%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempCash
(COST $1,106)                                          1,105,598          1,106
                                                                   ------------
TOTAL INVESTMENTS -- 102.6%
 (COST $59,057) (a)                                                      72,608

                                                         PAR
                                                        (000)
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 25.0%
--------------------------------------------------------------------------------
Bank of America TD
 1.5000%, 01/03/05                                  $        624            624
Bear Stearns FRN
 2.280%, 01/03/05                                            338            338
 2.280%, 01/03/05                                          1,321          1,321
CIBC Yankee CD VAR RT
 2.372%, 01/31/05                                            945            945
Citigroup CP
 2.304%, 01/10/05                                             55             55
CS First Boston CD
 2.360%, 01/24/05                                          1,355          1,355
Foreningssparbanken AB FRN
 2.362%, 01/18/05                                          1,294          1,294
Goldman Sachs FRN
 2.330%, 01/03/05                                            865            865
Institutional Money Market Trust
 2.216%, 01/03/05                                          4,067          4,067
Merrill Lynch Master Note VAR RT
 2.380%, 01/03/05                                          1,850          1,850
Morgan Stanley FRN
 2.330%, 01/03/05                                          2,272          2,272
Natexis Banques FRN
 2.297%, 01/03/05                                          1,113          1,113
Sedna Finance Corp. FRN
 2.350%, 01/28/05                                            786            786

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONCLUDED)
THE MID CAP GROWTH FUND

                                                        PAR           VALUE
                                                       (000)          (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SE Banken CD
 2.350%, 01/28/05                                   $        323   $        323
UBS CD
 2.315%, 01/18/05                                            511            511

TOTAL SECURITIES LENDING COLLATERAL
 (COST $17,719)                                                          17,719
                                                                   ------------
LIABILITIES IN EXCESS
 OF OTHER ASSETS -- (27.6)%                                             (19,534)
                                                                   ------------
NET ASSETS APPLICABLE TO 10,035,643
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $     70,793
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $       7.05
                                                                   ============

----------
* Non-Income Producing Security
+ Security position is either entirely or partially on loan
   at December 31, 2004.
AB FRN - Asset Backed Floating Rate Note
ADR - American Depository Receipt
CD - Certificate of Deposit
CD VAR RT - Certificate of Deposit Variable Rate
CP - Commercial Paper
FRN - Floating Rate Note
TD - Time Deposit
VAR RT - Variable Rate

(a) At December 31, 2004, the cost for Federal income tax purposes was $59,137,458. Net unrealized appreciation was $13,470,421. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $13,886,844 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $416,423.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE MID CAP VALUE FUND

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.3%
--------------------------------------------------------------------------------
AUTOMOBILES & RELATED -- 8.1%
Advance Auto Parts, Inc.*                                 46,400   $      2,027
AutoNation, Inc.*+                                        34,000            653
BorgWarner, Inc.                                          46,700          2,530
Briggs & Stratton Corp.                                    6,000            249
Lear Corp.+                                               41,800          2,550
                                                                   ------------
                                                                          8,009
                                                                   ------------
BANKING -- 10.5%
Astoria Financial Corp.                                   36,800          1,471
Commerce Bancorp, Inc.+                                   27,800          1,790
First Horizon National Corp.+                             56,700          2,444
IndyMac Bancorp, Inc.                                     64,100          2,208
North Fork Bancorp, Inc.                                  82,895          2,392
                                                                   ------------
                                                                         10,305
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 1.9%
Computer Associates International, Inc.+                  60,500          1,879
                                                                   ------------
COMPUTERS & OFFICE EQUIPMENT -- 2.6%
Western Digital Corp.*                                   240,600          2,608
                                                                   ------------
CONSUMER PRODUCTS -- 7.1%
Reebok International, Ltd.                                55,200          2,429
V.F. Corp.                                                36,400          2,016
Whirlpool Corp.                                           37,300          2,582
                                                                   ------------
                                                                          7,027
                                                                   ------------
FINANCE -- 10.0%
Ambac Financial Group, Inc.                               28,100          2,308
Arch Capital Group Ltd.*                                  35,100          1,358
Bear Stearns Cos., Inc.                                   23,100          2,363
CIT Group, Inc.                                           50,500          2,314
Waddell & Reed Financial, Inc.                            61,500          1,469
                                                                   ------------
                                                                          9,812
                                                                   ------------
FOOD & BEVERAGES -- 4.0%
Constellation Brands, Inc.*                               35,200          1,637
Del Monte Foods Co.*+                                     40,800            450
Fresh Del Monte Produce, Inc.                             61,100          1,809
                                                                   ------------
                                                                          3,896
                                                                   ------------
HEALTHCARE -- 11.6%
Coventry Health Care, Inc.*                               49,800          2,643
NBTY, Inc.*                                               74,600          1,791
Omnicare, Inc.                                            71,700          2,482
Triad Hospitals, Inc.*                                    65,500          2,437
Universal Health Services, Inc.                           24,700          1,099
Wellchoice, Inc.*                                         18,200            972
                                                                   ------------
                                                                         11,424
                                                                   ------------
HUMAN RESOURCES -- 2.2%
Manpower, Inc.                                            45,600          2,202
                                                                   ------------
INSTRUMENTS - CONTROLS -- 2.3%
Johnson Controls, Inc.                                    35,100          2,227
                                                                   ------------
INSURANCE -- 11.7%
Endurance Specialty Holdings Ltd.                         21,900            749
Jefferson-Pilot Corp.                                      4,600            239
PartnerRe Ltd.                                            31,900          1,976
Radian Group, Inc.                                        45,400          2,417
RenaissanceRe Holdings Ltd.                               44,100          2,297
The PMI Group, Inc.                                       51,400          2,146
WellPoint, Inc.*                                          14,900          1,714
                                                                   ------------
                                                                         11,538
                                                                   ------------

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MACHINERY & HEAVY EQUIPMENT -- 5.6%
Black & Decker Corp.+                                     14,600   $      1,290
Ingersoll-Rand Co.                                        22,300          1,791
SPX Corp.+                                                60,000          2,404
                                                                   ------------
                                                                          5,485
                                                                   ------------
OIL & GAS -- 5.9%
Pioneer Natural Resources Co.                             43,800          1,537
Sunoco, Inc.                                              21,200          1,732
XTO Energy, Inc.                                          72,507          2,565
                                                                   ------------
                                                                          5,834
                                                                   ------------
RESTAURANTS -- 3.2%
Darden Restaurants, Inc.                                  49,100          1,362
Ruby Tuesday, Inc.+                                       68,400          1,784
                                                                   ------------
                                                                          3,146
                                                                   ------------
RETAIL -- 9.9%
AutoZone, Inc.*+                                          27,000          2,465
Dollar Tree Stores, Inc.*+                                26,000            746
Foot Locker, Inc.                                         88,600          2,386
Liz Claiborne, Inc.                                       42,100          1,777
Pier 1 Imports, Inc.                                     117,900          2,323
                                                                   ------------
                                                                          9,697
                                                                   ------------
TEXTILES & APPAREL -- 1.7%
Mohawk Industries, Inc.*+                                 18,000          1,643
                                                                   ------------
TOTAL COMMON STOCKS
 (COST $79,632)                                                          96,732
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.7%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - Fed Fund                                      1,330,915          1,331
BlackRock Provident Institutional
 Funds - TempFund                                      1,330,914          1,331
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $2,662)                                                            2,662
                                                                   ------------
TOTAL INVESTMENTS -- 101.0%
 (COST $82,294) (a)                                                $     99,394

                                                        PAR
                                                       (000)
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 16.4%
--------------------------------------------------------------------------------
Banco Santander CD VAR RT
 2.315%, 01/07/05                                   $        917   $        917
Bank of America FRN
 2.300%, 01/03/05                                          2,590          2,590
Bank of America TD
 1.500%, 01/03/05                                            381            381
CS First Boston CD
 2.360%, 01/24/05                                          1,781          1,781
Institutional Money Market Trust
 2.216%, 01/03/05                                          9,506          9,506
Morgan Stanley FRN
 2.330%, 01/03/05                                            826            826
UBS CD
 2.315%, 01/18/05                                            138            138

TOTAL SECURITIES LENDING COLLATERAL
 (COST $16,139)                                                          16,139
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONCLUDED)
THE MID CAP VALUE FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
 OF OTHER ASSETS -- (17.4)%                                             (17,085)
                                                                   ------------
NET ASSETS APPLICABLE TO 7,148,265
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $     98,448
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $      13.77
                                                                   ============

----------
* Non-Income Producing Security
+ Security position is either entirely or partially on loan
  at December 31, 2004.
CD - Certificate of Deposit
CD VAR RT - Certificate of Deposit Variable Rate
FRN - Floating Rate Note
TD - Time Deposit

(a) At December 31, 2004, the cost for Federal income tax purposes was $82,444,229. Net unrealized appreciation was $16,949,726. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $17,277,801 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $328,075.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE LARGE CAP GROWTH FUND

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.5%
--------------------------------------------------------------------------------
ADVERTISING -- 2.9%
Omnicom Group, Inc.                                        8,200   $        691
                                                                   ------------
AUTOMOBILES & RELATED -- 3.5%
Harley-Davidson, Inc.                                     13,900            844
                                                                   ------------
BANKING -- 2.3%
Fifth Third Bancorp                                       11,563            547
                                                                   ------------
CHEMICALS -- 5.3%
Ecolab, Inc.                                              18,500            650
Praxair, Inc.                                             14,300            631
                                                                   ------------
                                                                          1,281
                                                                   ------------
COMPUTER - NETWORK PRODUCTS & SERVICES -- 3.0%
Cisco Systems, Inc.*                                      37,000            714
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 6.3%
Microsoft Corp.                                           25,000            668
Oracle Corp.*                                             61,800            848
                                                                   ------------
                                                                          1,516
                                                                   ------------
COMPUTERS & Office Equipment -- 3.4%
Dell, Inc.*                                               19,700            830
                                                                   ------------
DIVERSIFIED OPERATIONS -- 4.7%
General Electric Co.                                       9,900            361
Illinois Tool Works, Inc.                                  8,200            760
                                                                   ------------
                                                                          1,121
                                                                   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 6.5%
Intel Corp.                                               33,900            793
Texas Instruments, Inc.                                   31,400            773
                                                                   ------------
                                                                          1,566
                                                                   ------------
FINANCE -- 12.0%
Charles Schwab Corp.                                      22,800            273
Countrywide Financial Corp.                                    2              0
H&R Block, Inc.                                            6,200            304
MBNA Corp.                                                31,500            888
SLM Corp.                                                 16,100            860
State Street Corp.                                        11,300            555
                                                                   ------------
                                                                          2,880
                                                                   ------------
FOOD & BEVERAGES -- 2.7%
Sysco Corp.                                               17,300            660
                                                                   ------------
INSTRUMENTS - CONTROLS -- 2.7%
Johnson Controls, Inc.                                    10,100            641
                                                                   ------------
INSURANCE -- 5.4%
Aflac, Inc.                                               15,400            614
American International Group, Inc.                        10,500            690
                                                                   ------------
                                                                          1,304
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 3.2%
Dover Corp.                                               18,300            768
                                                                   ------------
MEDICAL SERVICES & EQUIPMENT -- 8.9%
Cardinal Health, Inc.                                     18,700          1,087
Medtronic, Inc.                                           14,800            735
Zimmer Holdings, Inc.*                                     4,100            328
                                                                   ------------
                                                                          2,150
                                                                   ------------
PHARMACEUTICALS -- 2.6%
Pfizer, Inc.                                              23,160            623
                                                                   ------------

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RESTAURANTS -- 4.0%
Starbucks Corp.*                                          15,400            960
                                                                   ------------
RETAIL -- 9.3%
Home Depot, Inc.                                           9,400            402
Kohl's Corp.*                                             15,300            752
TJX Cos., Inc.                                            23,700            596
Walgreen Co.                                              12,700            487
                                                                   ------------
                                                                          2,237
                                                                   ------------
SERVICES - COMMERCIAL -- 3.0%
Cintas Corp.                                              16,400            719
                                                                   ------------
TELECOMMUNICATIONS -- 3.1%
Qualcomm, Inc.                                            17,900            759
                                                                   ------------
TRANSPORTATION & RELATED SERVICES -- 2.7%
Southwest Airlines Co.                                    40,500            659
                                                                   ------------
TOTAL COMMON STOCKS
 (COST $21,343)                                                          23,470
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.3%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempCash                                        401,481   $        401
BlackRock Provident Institutional
 Funds - TempFund                                        401,482            402
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $803)                                                                803
                                                                   ------------
TOTAL INVESTMENTS -- 100.8%
 (COST $22,146) (a)                                                      24,273

LIABILITIES IN EXCESS
 OF OTHER ASSETS -- (0.8)%                                                 (201)
                                                                   ------------
NET ASSETS APPLICABLE TO 2,236,475
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $     24,072
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $      10.76
                                                                   ============

----------
* Non-Income Producing Security

(a) At December 31, 2004, the cost for Federal income tax purposes was $22,175,347. Net unrealized appreciation was $2,098,143. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,384,486 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $286,343.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE STRATEGIC VALUE FUND

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 91.7%
--------------------------------------------------------------------------------
ADVERTISING -- 1.4%
Interpublic Group of Cos., Inc.*                          32,100   $        430
                                                                   ------------
AGRICULTURAL PRODUCTS -- 7.5%
Archer-Daniels Midland Co.                                27,000            602
Monsanto Co.                                              11,100            617
Mosaic Co. The*                                           32,700            534
Potash Corp. of Saskatchewan, Inc.                         6,500            540
                                                                   ------------
                                                                          2,293
                                                                   ------------
AUTOMOBILES & RELATED -- 4.1%
Dana Corp.                                                32,000            554
Genuine Parts Co.                                         15,500            683
                                                                   ------------
                                                                          1,237
                                                                   ------------
BROADCAST/MEDIA -- 0.4%
Westwood One, Inc.*                                        4,000            108
                                                                   ------------
CHEMICALS -- 3.8%
Crompton Corp.                                            32,300            381
Eastman Chemical Co.                                      13,800            797
                                                                   ------------
                                                                          1,178
                                                                   ------------
COMPUTER - INTERNET SERVICES & SOFTWARE -- 1.7%
McAfee, Inc.*                                             18,500            535
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 3.7%
Cadence Design Systems, Inc.*                             32,200            445
Computer Sciences Corp.*                                   5,700            321
Sybase, Inc.*                                             18,700            373
                                                                   ------------
                                                                          1,139
                                                                   ------------
CONSUMER PRODUCTS -- 2.4%
American Greetings Corp.                                  11,800            299
Newell Rubbermaid, Inc.                                   11,900            288
Tupperware Corp.                                           6,900            143
                                                                   ------------
                                                                            730
                                                                   ------------
CONTAINERS -- 4.1%
Ball Corp.                                                13,500            594
Pactiv Corp.*                                             25,700            650
                                                                   ------------
                                                                          1,244
                                                                   ------------
DIVERSIFIED OPERATIONS -- 1.3%
Leggett & Platt, Inc.                                     13,800            392
                                                                   ------------
ENERGY RESOURCES & SERVICES -- 8.1%
Ameren Corp.                                              11,200            562
CMS Energy Corp.*                                         30,700            321
Hubbell, Inc.*                                            11,900            622
NiSource, Inc.                                            20,400            465
Northeast Utilities, Inc.                                 19,000            358
Puget Energy, Inc.                                         5,400            133
                                                                   ------------
                                                                          2,461
                                                                   ------------
FINANCE -- 0.4%
MBIA, Inc.                                                 1,700            108
                                                                   ------------
FOOD & BEVERAGES -- 1.6%
Dean Foods Co.*                                            9,300            306
Safeway, Inc.*                                             9,000            178
                                                                   ------------
                                                                            484
                                                                   ------------
INSURANCE -- 12.5%
ACE Ltd.                                                   1,700             73
Aetna, Inc.                                                4,700            586
Conseco, Inc.*                                            18,900            377

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSURANCE -- (CONTINUED)
Everest Re Group Ltd.                                      5,900   $        528
Lincoln National Corp.                                     3,100            145
PartnerRe Ltd.                                             7,700            477
PMI Group The, Inc.                                        9,900            413
SAFECO Corp.                                              14,600            763
XL Capital Ltd.                                            5,900            458
                                                                   ------------
                                                                          3,820
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 3.6%
CNH Global N.V                                            10,140            196
Cummins, Inc.                                              5,000            419
Snap-On, Inc.                                             13,900            478
                                                                   ------------
                                                                          1,093
                                                                   ------------
MEDICAL SERVICES & EQUIPMENT -- 1.5%
Bausch & Lomb, Inc.                                        7,300            471
                                                                   ------------
METAL COMPONENTS & PRODUCTS -- 1.6%
Timken Co.                                                18,800            489
                                                                   ------------
OIL & GAS -- 8.2%
EOG Resources, Inc.                                        8,300            592
GlobalSantaFe Corp.                                       16,100            533
Halliburton Co.                                           17,700            695
Pride International, Inc.*                                24,200            497
Southwest Gas Corp.                                        7,600            193
                                                                   ------------
                                                                          2,510
                                                                   ------------
PAPER & RELATED PRODUCTS -- 3.9%
Georgia-Pacific Corp.                                     17,176            644
MeadWestvaco Corp.                                        15,700            532
                                                                   ------------
                                                                          1,176
                                                                   ------------
PHARMACEUTICALS -- 4.0%
Caremark Rx, Inc.*                                        12,900            509
King Pharmaceuticals, Inc.*                               35,000            434
Mylan Laboratories, Inc.                                  15,100            267
                                                                   ------------
                                                                          1,210
                                                                   ------------
PRINTING & PUBLISHING -- 3.0%
Donnelley (R.R.) & Sons Co.                               17,152            605
R.H. Donnelley Corp.*                                      5,400            319
                                                                   ------------
                                                                            924
                                                                   ------------
RESTAURANTS -- 1.2%
Brinker International, Inc.*                               5,800            203
Yum! Brands, Inc.                                          3,300            156
                                                                   ------------
                                                                            359
                                                                   ------------
RETAIL -- 7.2%
Albertson's, Inc.                                          5,800            138
Federated Department Stores, Inc.                          3,400            196
Foot Locker, Inc.                                         22,300            601
Limited Brands                                                86              2
May Department Stores Co.                                 10,100            297
OfficeMax, Inc.                                           14,500            455
Payless ShoeSource, Inc.*                                 12,500            154
SUPERVALU, Inc.                                            3,100            107
Tommy Hilfiger Corp.*                                     22,500            254
                                                                   ------------
                                                                          2,204
                                                                   ------------
TELECOMMUNICATIONS -- 2.2%
Avaya, Inc.*                                              19,900            342
CenturyTel, Inc.                                           8,900            316
                                                                   ------------
                                                                            658
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONCLUDED)
THE STRATEGIC VALUE FUND

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRANSPORTATION  & RELATED SERVICES -- 0.3%
USF Corp.                                                  2,300   $         87
                                                                   ------------
WHOLESALE DISTRIBUTOR -- 2.0%
Grainger (W.W.), Inc.                                      9,100            606
                                                                   ------------
TOTAL COMMON STOCKS
 (COST $21,867)                                                          27,946
                                                                   ------------
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 3.2%
--------------------------------------------------------------------------------
HEALTHCARE -- 1.3%
Health Care Property Investors, Inc.                       3,900            108
Healthcare Realty Trust, Inc.                              7,500            305
                                                                   ------------
                                                                            413
                                                                   ------------
HOTELS & RESORTS -- 1.9%
Host Marriott Corp.                                       33,000            571
                                                                   ------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
 (COST $685)                                                                984
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.8%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempCash                                        854,663            855
BlackRock Provident Institutional
 Funds - TempFund                                        913,923            914
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $1,769)                                                            1,769
                                                                   ------------
TOTAL INVESTMENTS -- 100.7%
 (COST $24,321) (a)                                                      30,699

LIABILITIES IN EXCESS
 OF OTHER ASSETS -- (0.7)%                                                 (214)
                                                                   ------------
NET ASSETS APPLICABLE TO 2,360,773
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $     30,485
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $      12.91
                                                                   ============

----------
* Non-Income Producing Security

(a) At December 31, 2004, the cost for Federal income tax purposes was $24,390,859. Net unrealized appreciation was $6,307,667. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,476,873 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $169,206.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE REIT FUND

                                                       NUMBER         VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 96.9%
--------------------------------------------------------------------------------
APARTMENTS -- 14.6%
BRE Properties, Inc.                                      27,000   $      1,088
Equity Residential Properties Trust                       45,600          1,650
GMH Communities Trust                                     22,000            310
Home Properties, Inc.                                     15,800            679
United Dominion Realty Trust, Inc.                        33,900            841
                                                                   ------------
                                                                          4,568
                                                                   ------------
AUTOMOBILES & RELATED -- 2.2%
Capital Automotive Trust                                  19,300            686
                                                                   ------------
DIVERSIFIED -- 12.6%
Colonial Properties Trust                                  8,700            342
Duke Realty Corp.                                         22,300            761
Lexington Corporate Properties Trust                      23,000            519
Vornado Realty Trust                                      23,800          1,812
Weingarten Realty Investors                               12,100            485
                                                                   ------------
                                                                          3,919
                                                                   ------------
HOTELS & GAMING -- 0.7%
Strategic Hotel Capital, Inc.                             13,600            224
                                                                   ------------
HOTELS & RESORTS -- 11.8%
Equity Lifestyle Properties, Inc.                          3,900            139
Host Marriott Corp.                                       70,500          1,220
Innkeepers USA Trust                                       8,600            122
Lasalle Hotel Properties                                  19,352            616
Starwood Hotels & Resorts Worldwide, Inc.                 27,400          1,600
                                                                   ------------
                                                                          3,697
                                                                   ------------
INDUSTRIAL -- 3.1%
Eastgroup Properties, Inc.                                 1,100             42
Prologis                                                  21,300            923
                                                                   ------------
                                                                            965
                                                                   ------------
LOCAL RETAIL -- 7.3%
Developers Diversified Realty Corp.                       21,100            936
Pan Pacific Retail Properties, Inc.                       17,864          1,120
Realty Income Corp.                                        4,300            218
                                                                   ------------
                                                                          2,274
                                                                   ------------
OFFICE PROPERTY -- 18.4%
Alexandria Real Estate Equities Inc.                       8,200            610
Arden Realty, Inc.                                        12,300            464
BioMed Realty Trust, Inc.                                 15,200            338
Boston Properties, Inc.                                   22,100          1,429
Brookfield Properties Corp.                               22,700            849
Equity One, Inc.                                          11,000            261
HRPT Properties Trust                                     31,600            405
Liberty Property Trust                                    12,900            557
Mack-Cali Realty Corp.                                    12,200            562
SL Green Realty Corp.                                      4,500            273
                                                                   ------------
                                                                          5,748
                                                                   ------------
REGIONAL MALLS -- 12.0%
CBL & Associates Properties, Inc.                          8,700            664
Simon Property Group, Inc.                                40,900          2,645
Tanger Factory Outlet Centers, Inc.                       16,800            445
                                                                   ------------
                                                                          3,754
                                                                   ------------
RESIDENTIAL CONSTRUCTION -- 2.5%
Avalonbay Communities, Inc.                               10,300            776
                                                                   ------------
RETAIL -- 6.7%
PS Business Parks, Inc.                                   18,100            816
Regency Centers Corp.                                     23,100          1,280
                                                                   ------------
                                                                          2,096
                                                                   ------------

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STORAGE -- 5.0%
Extra Space Storage, Inc.                                 21,300   $        284
Public Storage, Inc.                                      17,815            993
U-Store-It Trust                                          16,200            281
                                                                   ------------
                                                                          1,558
                                                                   ------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
 (COST $24,286)                                                          30,265
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.5%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds -TempCash                                         552,905            553
BlackRock Provident Institutional
 Funds -TempFund                                         552,908            553
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $1,106)                                                            1,106
                                                                   ------------
TOTAL INVESTMENTS -- 100.4%
 (COST $25,392) (a)                                                      31,371

LIABILITIES IN EXCESS
 OF OTHER ASSETS -- (0.4)%                                                 (124)
                                                                   ------------
NET ASSETS APPLICABLE TO 2,180,810
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $     31,247
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $      14.33
                                                                   ============

----------
(a) At December 31, 2004, the cost for Federal income tax purposes was $25,401,989. Net unrealized appreciation was $5,969,312. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,969,514 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $202.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
(DOLLAR AMOUNTS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------

                                                            MONEY          QUALITY      HIGH YIELD       GROWTH
                                                            MARKET           BOND          BOND           STOCK
                                                             FUND            FUND          FUND           FUND*
                                                         ------------   ------------   ------------   ------------
ASSETS:
Investments at value .................................   $     83,497   $    200,443   $     84,839   $     95,566
Securities lending collateral ........................              -              -              -              -
Interest, dividends and reclaims receivable ..........            793          1,126          1,518             98
Receivable for investment securities sold ............              -              -              -          1,406
Receivable for capital stock sold ....................             11            536            244             65
Other assets .........................................              1              -              2              1
                                                         ------------   ------------   ------------   ------------
  Total Assets .......................................         84,302        202,105         86,603         97,136
                                                         ------------   ------------   ------------   ------------
LIABILITIES:
Obligation to return securities lending collateral ...              -              -              -              -
Payable for investment securities purchased ..........          1,998         29,172            549              -
Payable for capital stock redeemed ...................            489             50              -          1,786
Payable to the investment adviser ....................             14             48             36             53
Payable to The Penn Mutual Life Insurance Co .........             33             64             32             35
Other liabilities ....................................             25             37             29             20
                                                         ------------   ------------   ------------   ------------
  Total Liabilities ..................................          2,559         29,371            646          1,894
                                                         ------------   ------------   ------------   ------------
NET ASSETS ...........................................   $     81,743   $    172,734   $     85,957   $     95,242
                                                         ============   ============   ============   ============
COMPOSITION OF NET ASSETS:
Capital paid in ......................................   $     81,743   $    169,778   $     93,215   $    226,707
Undistributed net investment income ..................              -              -              -             36
Accumulated net realized gain (loss) on investment
 transactions and foreign exchange ...................              -            727        (11,186)      (141,375)
Net unrealized appreciation (depreciation)
 in value of investments, futures
 contracts, and foreign currency related items .......              -          2,229          3,928          9,874
                                                         ------------   ------------   ------------   ------------
NET ASSETS ...........................................   $     81,743   $    172,734   $     85,957   $     95,242
                                                         ============   ============   ============   ============
Investments at cost ..................................   $     83,497   $    198,214   $     80,911   $     85,692
Market value of securities loaned ....................              -              -              -              -

                                                            LIMITED         INDEX         MID CAP         MID CAP
                                                         MATURITY BOND       500          GROWTH           VALUE
                                                             FUND            FUND          FUND             FUND
                                                         -------------   ------------   ------------   ------------
ASSETS:
Investments at value .................................   $      45,831   $    258,720   $     72,608   $     99,394
Securities lending collateral ........................               -              -         17,719         16,139
Interest, dividends and reclaims receivable ..........             295            336             28             57
Receivable for investment securities sold ............               -              -              -             86
Receivable for capital stock sold ....................             135            245              7            136
Other assets .........................................               -              7              -              1
                                                         -------------   ------------   ------------   ------------
  Total Assets .......................................          46,261        259,308         90,362        115,813
                                                         -------------   ------------   ------------   ------------
LIABILITIES:
Obligation to return securities lending collateral ...               -              -         17,719         16,139
Payable for investment securities purchased ..........               -              -             81              -
Payable for capital stock redeemed ...................               1          1,515          1,701          1,132
Futures payable ......................................               -              5              -              -
Payable to the investment advisor ....................              12             15             42             45
Payable to The Penn Mutual Life Insurance Co .........              17             80             20             35
Other liabilities ....................................              12             56              6             14
                                                         -------------   ------------   ------------   ------------
  Total Liabilities ..................................              42          1,671         19,569         17,365
                                                         -------------   ------------   ------------   ------------
NET ASSETS ...........................................   $      46,219   $    257,637   $     70,793   $     98,448
                                                         =============   ============   ============   ============
COMPOSITION OF NET ASSETS:
Capital paid in ......................................   $      46,342   $    291,382   $     84,718   $     78,186
Undistributed net investment income ..................               -             57              -              -
Accumulated net realized gain (loss) on investment
 transactions and foreign exchange ...................            (207)       (12,011)       (27,476)         3,162
Net unrealized appreciation (depreciation) in
 value of investments, futures
 contracts, and foreign currency related items .......              84        (21,791)        13,551         17,100
                                                         -------------   ------------   ------------   ------------
NET ASSETS ...........................................   $      46,219   $    257,637   $     70,793   $     98,448
                                                         =============   ============   ============   ============
Investments at cost ..................................   $      45,747   $    280,618   $     59,057   $     82,294
Market value of securities loaned ....................               -              -   $     17,101   $     15,699

* Prior to August 1, 2004, the Growth Stock Fund was named Growth Equity Fund. **Prior to August 1, 2004, the Small Cap Growth Fund was named Emerging Growth
  Fund.

The accompanying notes are an integral part of these financial statements.

----------------------------------------------------------------------------------------------------------------------------------

                                                           LARGE CAP      FLEXIBLY     INTERNATIONAL    SMALL CAP       SMALL CAP
                                                             VALUE         MANAGED        EQUITY          VALUE          GROWTH
                                                             FUND           FUND           FUND            FUND          FUND**
                                                         ------------   ------------   -------------   ------------   ------------
ASSETS:
Investments at value .................................   $    227,301   $    935,291   $     168,144   $    167,693   $    116,981
Securities lending collateral ........................              -              -               -         15,483         10,500
Interest, dividends and reclaims receivable ..........            371          2,335             399            201             19
Receivable for investment securities sold ............              -            355             795            133              -
Receivable for capital stock sold ....................             14            287              15            117             11
Other assets .........................................              3             14               2              3              2
                                                         ------------   ------------   -------------   ------------   ------------
  Total Assets .......................................        227,689        938,282         169,355        183,630        127,513
                                                         ------------   ------------   -------------   ------------   ------------
LIABILITIES:
Obligation to return securities lending collateral ...              -              -               -         15,483         10,500
Payable for investment securities purchased ..........            323              -             615             29          1,269
Payable for capital stock redeemed ...................          2,635          7,859           3,003          2,199          2,029
Payable to the investment adviser ....................            114            466             116            109             70
Payable to The Penn Mutual Life Insurance Co .........             82            330              57             58             41
Other liabilities ....................................             54            147              55             38             25
                                                         ------------   ------------   -------------   ------------   ------------
  Total Liabilities ..................................          3,208          8,802           3,846         17,916         13,934
                                                         ------------   ------------   -------------   ------------   ------------
NET ASSETS ...........................................   $    224,481   $    929,480   $     165,509   $    165,714   $    113,579
                                                         ============   ============   =============   ============   ============
COMPOSITION OF NET ASSETS:
Capital paid in ......................................   $    196,218   $    680,739   $     134,348   $    142,048   $    164,733
Undistributed net investment income ..................             11            191          (1,160)            72              -
Accumulated net realized gain (loss) on investment
 transactions and foreign exchange ...................            689          8,105         (22,016)         1,259        (78,369)
Net unrealized appreciation (depreciation)
 in value of investments, futures
 contracts, and foreign currency related items .......         27,563        240,445          54,337         22,335         27,215
                                                         ------------   ------------   -------------   ------------   ------------
NET ASSETS ...........................................   $    224,481   $    929,480   $     165,509   $    165,714   $    113,579
                                                         ============   ============   =============   ============   ============
Investments at cost ..................................   $    199,738   $    694,846   $     113,858   $    145,358   $     89,767
Market value of securities loaned ....................              -               -  $      14,740   $      9,941

                                                           LARGE CAP      STRATEGIC
                                                            GROWTH          VALUE          REIT
                                                             FUND           FUND           FUND
                                                         ------------   ------------   ------------
ASSETS:
Investments at value .................................   $     24,273   $     30,699   $     31,371
Securities lending collateral ........................              -              -              -
Interest, dividends and reclaims receivable ..........             24             29            118
Receivable for investment securities sold ............              -              -             61
Receivable for capital stock sold ....................             11              8             93
Other assets .........................................              1              -              -
                                                         ------------   ------------   ------------
  Total Assets .......................................         24,309         30,736         31,643
                                                         ------------   ------------   ------------
LIABILITIES:
Obligation to return securities lending collateral ...              -              -              -
Payable for investment securities purchased ..........              -             32            150
Payable for capital stock redeemed ...................            210            181            210
Futures payable ......................................              -              -              -
Payable to the investment advisor ....................             11             18             17
Payable to The Penn Mutual Life Insurance Co .........              9             10             10
Other liabilities ....................................              7             10              9
                                                         ------------   ------------   ------------
  Total Liabilities ..................................            237            251            396
                                                         ------------   ------------   ------------
NET ASSETS ...........................................   $     24,072   $     30,485   $     31,247
                                                         ============   ============   ============
COMPOSITION OF NET ASSETS:
Capital paid in ......................................   $     21,970   $     23,667   $     24,882
Undistributed net investment income ..................              4              -             33
Accumulated net realized gain (loss) on investment
 transactions and foreign exchange ...................            (30)           440            353
Net unrealized appreciation (depreciation) in
 value of investments, futures
 contracts, and foreign currency related items .......          2,128          6,378          5,979
                                                         ------------   ------------   ------------
NET ASSETS ...........................................   $     24,072   $     30,485   $     31,247
                                                         ============   ============   ============
Investments at cost ..................................   $     22,146   $     24,321   $     25,392
Market value of securities loaned ....................              -              -              -

PENN SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(DOLLAR AMOUNTS IN THOUSANDS)

----------------------------------------------------------------------------------------------------

                                                            MONEY          QUALITY       HIGH YIELD
                                                            MARKET           BOND           BOND
                                                             FUND            FUND           FUND
                                                         ------------    -----------    ------------
INVESTMENT INCOME:
Dividends ............................................   $          -    $         -    $        197
Interest .............................................          1,359          8,097           6,645
Securities lending income ............................              -              -               -
Foreign tax withheld .................................              -              -               -
                                                         ------------    -----------    ------------
    Total investment income ..........................          1,359          8,097           6,842
                                                         ------------    -----------    ------------
EXPENSES:
Investment advisory fees .............................            187            568             416
Administration fees ..................................            140            259             125
Accounting fees ......................................             70            111              63
Director fees ........................................              4              7               3
Custodian fees and expenses ..........................             25             26              25
Pricing fees .........................................             16             17              48
Other expenses .......................................             51             82              40
                                                         ------------    -----------    ------------
    Total expenses ...................................            493          1,070             720
    Less: Expense waivers ............................              -              -               -
    Less: Fees paid indirectly .......................              -              -               -
                                                         ------------    -----------    ------------
      Net expenses ...................................            493          1,070             720
                                                         ------------    -----------    ------------
NET INVESTMENT INCOME (LOSS)  ........................            866          7,027           6,122
                                                         ------------    -----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net realized gain (loss) on investment
   transactions ......................................              -            884           1,664
  Net realized foreign exchange gain (loss) ..........              -              2              99
  Change in net unrealized appreciation
   (depreciation) of investments, futures
   contracts and foreign currency related items ......              -           (465)            632
  Net increase from payment by affiliate .............              -              -              21
                                                         ------------    -----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS .........................................              -            421           2,416
                                                         ------------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .....................................   $        866    $     7,448    $      8,538
                                                         ============    ===========    ============

                                                            LIMITED          INDEX         MID CAP
                                                         MATURITY BOND        500          GROWTH
                                                             FUND             FUND          FUND
                                                         ------------    -----------    ------------
INVESTMENT INCOME:
Dividends ............................................   $          -    $     4,705    $        209
Interest .............................................          1,856             76               5
Securities lending income ............................              -              -              19
Foreign tax withheld .................................              -              -               -
                                                         ------------    -----------    ------------
    Total investment income ..........................          1,856          4,781             233
                                                         ------------    -----------    ------------
EXPENSES:
Investment advisory fees .............................            135            168             460
Administration fees ..................................             67            360              99
Accounting fees ......................................             34            145              49
Director fees ........................................              3              9               2
Custodian fees and expenses ..........................              8             43              30
Pricing fees .........................................              9             19               7
Other expenses .......................................             20            129              31
                                                         ------------    -----------    ------------
    Total expenses ...................................            276            873             678
    Less: Expense waivers ............................              -            172              20
    Less: Fees paid indirectly .......................              -              -              57
                                                         ------------    -----------    ------------
      Net expenses ...................................            276            701             601
                                                         ------------    -----------    ------------
NET INVESTMENT INCOME (LOSS)  ........................          1,580          4,080            (368)
                                                         ------------    -----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net realized gain (loss) on investment
   transactions ......................................            (1)           691           6,919
  Change in net unrealized appreciation
   (depreciation) of investments, futures
   contracts and foreign currency related items ......           (486)        19,644             638
                                                         ------------    -----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS .........................................           (487)        20,335           7,557
                                                         ------------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .....................................   $      1,093    $    24,415    $      7,189
                                                         ============    ===========    ============

* Prior to August 1, 2004, the Growth Stock Fund was named Growth Equity Fund. **Prior to August 1, 2004, the Small Cap Growth Fund was named Emerging
  Growth Fund.

The accompanying notes are an integral part of these financial statements.

----------------------------------------------------------------------------------------------------------------------------------

                                                     GROWTH        LARGE CAP  FLEXIBLY    INTERNATIONAL   SMALL CAP      SMALL CAP
                                                      STOCK          VALUE     MANAGED       EQUITY         VALUE         GROWTH
                                                      FUND*          FUND       FUND          FUND           FUND          FUND**
                                                    ----------    ---------  ----------    -----------    ----------    ----------
INVESTMENT INCOME:
Dividends ......................................... $    1,302    $   4,665  $   17,711    $     4,182    $    1,519    $      119
Interest ..........................................         29          126       5,016             37           339            34
Securities lending income .........................          -            -           -              -            35            53
Foreign tax withheld ..............................         (3)         (19)        (90)          (339)           (1)            -
                                                    ----------    ---------  ----------    -----------    ----------    ----------
    Total investment income .......................      1,328        4,772      22,637          3,880         1,892           206
                                                    ----------    ---------  ----------    -----------    ----------    ----------
EXPENSES:
Investment advisory fees ..........................        605        1,283       4,750          1,182         1,311           809
Administration fees ...............................        140          321       1,188            209           231           165
Accounting fees ...................................         70          132         303            108           102            80
Director fees .....................................          4            8          30              5             6             4
Custodian fees and expenses .......................         22           38          75            110            68            43
Pricing fees ......................................         14            7           8             20            13             8
Other expenses ....................................         51          112         354             64            78            59
                                                    ----------    ---------  ----------    -----------    ----------    ----------
    Total expenses ................................        906        1,901       6,708          1,698         1,809         1,168
    Less: Expense waivers .........................          -            -           -              -            36             -
    Less: Fees paid indirectly ....................         15           73          95             61             -             -
                                                    ----------    ---------  ----------    -----------    ----------    ----------
      Net expenses ................................        891        1,828       6,613          1,637         1,773         1,168
                                                    ----------    ---------  ----------    -----------    ----------    ----------
NET INVESTMENT INCOME (LOSS)  .....................        437        2,944      16,024          2,243           119          (962)
                                                    ----------    ---------  ----------    -----------    ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net realized gain (loss) on investment
   transactions ...................................      9,614       32,637      48,463         11,942        29,207         6,364
  Net realized foreign exchange gain (loss) .......          -            -         (33)        (2,189)            -             -
  Change in net unrealized appreciation
   (depreciation) of investments, futures
   contracts and foreign currency related items ...        560       (9,241)     77,257         26,918        (7,802)        4,544
  Net increase from payment by affiliate ..........          -            -           -              -             -             -
                                                    ----------    ---------  ----------    -----------    ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ......................................     10,174       23,396     125,687         36,671        21,405        10,908
                                                    ----------    ---------  ----------    -----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .................................. $   10,611    $  26,340  $  141,711    $    38,914    $   21,524    $    9,946
                                                    ==========    =========  ==========    ===========    ==========    ==========

                                                            MID CAP     LARGE CAP        STRATEGIC
                                                             VALUE        GROWTH           VALUE           REIT
                                                              FUND         FUND            FUND            FUND
                                                         ------------  ------------    ------------    ------------
INVESTMENT INCOME:
Dividends ............................................   $      1,025  $        294    $        340    $        902
Interest .............................................             18            10              12               8
Securities lending income ............................             20             -               -               -
Foreign tax withheld .................................             (2)           (1)             (1)             (1)
                                                         ------------  ------------    ------------    ------------
    Total investment income ..........................          1,061           303             351             909
                                                         ------------  ------------    ------------    ------------
EXPENSES:
Investment advisory fees .............................            482           113             157             153
Administration fees ..................................            131            31              33              33
Accounting fees ......................................             66            28              28              28
Director fees ........................................              3             1               1               1
Custodian fees and expenses ..........................             25             7              17              12
Pricing fees .........................................              4             6               4               3
Other expenses .......................................             39            10              10              10
                                                         ------------  ------------    ------------    ------------
    Total expenses ...................................            750           196             250             240
    Less: Expense waivers ............................              -             -               -               -
    Less: Fees paid indirectly .......................             35            14               1               -
                                                         ------------  ------------    ------------    ------------
      Net expenses ...................................            715           182             249             240
                                                         ------------  ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS)  ........................            346           121             102             669
                                                         ------------  ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net realized gain (loss) on investment
   transactions ......................................        15,259          1,355           1,070           2,142
  Change in net unrealized appreciation
   (depreciation) of investments, futures
   contracts and foreign currency related items ......          3,077           330           4,024           4,106
                                                         ------------  ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS .........................................         18,336         1,685           5,094           6,248
                                                         ------------  ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .....................................   $     18,682  $      1,806    $      5,196    $      6,917
                                                         ============  ============    ============    ============

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(DOLLAR AMOUNTS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------

                                                               MONEY MARKET FUND              QUALITY BOND FUND
                                                         -----------------------------   -----------------------------
                                                              YEAR            YEAR            YEAR            YEAR
                                                             ENDED           ENDED           ENDED           ENDED
                                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                              2004            2003            2004            2003
                                                         -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS:
Net investment income (loss) .........................   $         866   $       1,096   $       7,027   $       7,414
Net realized gain (loss) on investment transactions ..               -               -             884           1,664
Net realized foreign exchange gain ...................               -               -               2               -
Net change in unrealized appreciation (depreciation)
 of investments and foreign currency related items ...               -               -            (465)            860
                                                         -------------   -------------   -------------   -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .................................             866           1,096           7,448           9,938
                                                         -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................            (866)         (1,096)         (7,039)         (7,460)
Net realized capital gains ...........................               -               -              (1)         (2,388)
Return of capital ....................................               -               -               -               -
                                                         -------------   -------------   -------------   -------------
    TOTAL DISTRIBUTIONS ..............................            (866)         (1,096)         (7,040)         (9,848)
                                                         -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease)  in net assets from capital
   share transactions ................................         (18,206)        (49,480)            227          15,803
                                                         -------------   -------------   -------------   -------------
    TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS ......................         (18,206)        (49,480)            227          15,803
                                                         -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE)  IN NET ASSETS .............         (18,206)        (49,480)            635          15,893

NET ASSETS, beginning of year ........................          99,949         149,429         172,099         156,206
                                                         -------------   -------------   -------------   -------------
NET ASSETS, END OF YEAR ..............................   $      81,743   $      99,949   $     172,734   $     172,099
                                                         =============   =============   =============   =============
Undistributed net investment income (loss) ...........   $           -   $           -   $           -   $         (34)

                                                             HIGH YIELD BOND FUND             GROWTH STOCK FUND*
                                                         -----------------------------   -----------------------------
                                                              YEAR            YEAR            YEAR            YEAR
                                                             ENDED           ENDED           ENDED           ENDED
                                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                              2004            2003            2004            2003
                                                         -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .........................   $       6,143   $       6,253   $         437   $          23
Net realized gain (loss) on investment transactions ..           1,664             554           9,614          (3,246)
Net realized foreign exchange gain ...................              99              30               -               -
Net change in unrealized appreciation (depreciation)
 of investments and foreign currency related items ...             632           8,225             560          14,266
                                                         -------------   -------------   -------------   -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .................................           8,538          15,062          10,611          11,043
                                                         -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................          (6,183)         (6,297)           (402)            (23)
Net realized capital gains ...........................               -               -               -               -
Return of capital ....................................               -              (1)              -              (1)
                                                         -------------   -------------   -------------   -------------
    TOTAL DISTRIBUTIONS ..............................          (6,183)         (6,298)           (402)            (24)
                                                         -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease)  in net assets from capital
   share transactions ................................           1,286          10,340         (12,718)        (15,686)
                                                         -------------   -------------   -------------   -------------
    TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS ......................           1,286          10,340         (12,718)        (15,686)
                                                         -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE)  IN NET ASSETS .............           3,641          19,104          (2,509)         (4,667)

NET ASSETS, beginning of year ........................          82,316          63,212          97,751         102,418
                                                         -------------   -------------   -------------   -------------
NET ASSETS, END OF YEAR ..............................   $      85,957   $      82,316   $      95,242   $      97,751
                                                         =============   =============   =============   =============
Undistributed net investment income (loss) ...........   $           -   $         (44)  $          36   $           -


* Prior to August 1, 2004, the Growth Stock Fund was named Growth Equity Fund.

----------------------------------------------------------------------------------------------------------------------

                                                             LARGE CAP VALUE FUND            FLEXIBLY MANAGED FUND
                                                         -----------------------------   -----------------------------
                                                              YEAR            YEAR            YEAR            YEAR
                                                             ENDED           ENDED           ENDED           ENDED
                                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                              2004            2003            2004            2003
                                                         -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .........................   $       2,944   $       3,222   $      16,024   $      12,192
Net realized gain (loss) on investment transactions ..          32,637          (2,352)         48,463          20,036
Net realized foreign exchange gain (loss) ............               -               -             (33)              2
Net change in unrealized appreciation (depreciation)
 of investments and foreign currency related items ...          (9,241)         49,297          77,257         125,655
                                                         -------------   -------------   -------------   -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .................................          26,340          50,167         141,711         157,885
                                                         -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................          (2,994)         (3,227)        (15,948)        (12,261)
Net realized capital gains ...........................         (12,903)              -         (50,398)         (8,084)
                                                         -------------   -------------   -------------   -------------
    TOTAL DISTRIBUTIONS ..............................         (15,897)         (3,227)        (66,346)        (20,345)
                                                         -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease)  in net assets from capital
   share transactions ................................         (13,868)         (7,280)        148,488          41,518
                                                         -------------   -------------   -------------   -------------
    TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS ......................         (13,868)         (7,280)        148,488          41,518
                                                         -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE)  IN NET ASSETS .............          (3,425)         39,660         223,853         179,058

NET ASSETS, beginning of year ........................         227,906         188,246         705,627         526,569
                                                         -------------   -------------   -------------   -------------
NET ASSETS, END OF YEAR ..............................   $     224,481   $     227,906   $     929,480   $     705,627
                                                         =============   =============   =============   =============
Undistributed net investment income (loss) ...........   $          11   $          60   $         191   $         149

                                                           INTERNATIONAL EQUITY FUND         SMALL CAP VALUE FUND
                                                         -----------------------------   -----------------------------
                                                              YEAR            YEAR            YEAR            YEAR
                                                             ENDED           ENDED           ENDED           ENDED
                                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                              2004            2003            2004            2003
                                                         -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .........................   $       2,243   $       1,797   $         119   $        (633)
Net realized gain (loss) on investment transactions ..          11,942           1,624          29,207          13,662
Net realized foreign exchange gain (loss) ............          (2,189)           (315)              -               -
Net change in unrealized appreciation (depreciation)
 of investments and foreign currency related items ...          26,918          30,252          (7,802)         46,237
                                                         -------------   -------------   -------------   -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .................................          38,914          33,358          21,524          59,266
                                                         -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................            (877)           (736)            (47)              -
Net realized capital gains ...........................               -               -         (31,282)         (7,799)
                                                         -------------   -------------   -------------   -------------
    TOTAL DISTRIBUTIONS ..............................            (877)           (736)        (31,329)         (7,799)
                                                         -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease)  in net assets from capital
   share transactions ................................          (6,131)         (3,664)         26,819          19,742
                                                         -------------   -------------   -------------   -------------
    TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS ......................          (6,131)         (3,664)         26,819          19,742
                                                         -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE)  IN NET ASSETS .............          31,906          28,958          17,014          71,209

NET ASSETS, beginning of year ........................         133,603         104,645         148,700          77,491
                                                         -------------   -------------   -------------   -------------
NET ASSETS, END OF YEAR ..............................   $     165,509   $     133,603   $     165,714   $     148,700
                                                         =============   =============   =============   =============
Undistributed net investment income (loss) ...........   $      (1,160)  $        (669)  $          72   $           -


The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(DOLLAR AMOUNTS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------

                                                             SMALL CAP GROWTH FUND*          LIMITED MATURITY BOND FUND
                                                         ------------------------------    ------------------------------
                                                              YEAR             YEAR             YEAR             YEAR
                                                             ENDED            ENDED            ENDED            ENDED
                                                          DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                              2004             2003             2004             2003
                                                         -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .........................   $        (962)   $        (852)   $       1,580    $       1,715
Net realized gain (loss) on investment transactions ..           6,364           13,984               (1)            (204)
Net change in unrealized appreciation (depreciation)
 of investments and futures contracts related items ..           4,544           21,920             (486)            (173)
                                                         -------------    -------------    -------------    -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .................................           9,946           35,052            1,093            1,338
                                                         -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................               -                -           (1,581)          (1,721)
Net realized capital gains ...........................               -                -                -              (35)
Return of capital ....................................               -                -               (1)              (7)
                                                         -------------    -------------    -------------    -------------
    TOTAL DISTRIBUTIONS ..............................               -                -           (1,582)          (1,763)
                                                         -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease)  in net assets from capital
   share transactions ................................          (7,727)           1,627            3,163            1,029
                                                         -------------    -------------    -------------    -------------
    TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS ......................          (7,727)           1,627            3,163            1,029
                                                         -------------    -------------    -------------    -------------
TOTAL INCREASE (DECREASE)  IN NET ASSETS .............           2,219           36,679            2,674              604

NET ASSETS, beginning of year ........................         111,360           74,681           43,545           42,941
                                                         -------------    -------------    -------------    -------------
NET ASSETS, END OF YEAR ..............................   $     113,579    $     111,360    $      46,219    $      43,545
                                                         =============    =============    =============    =============
Undistributed net investment income (loss) ...........   $           -    $           -    $           -    $           -


                                                                 INDEX 500 FUND                  MID CAP GROWTH FUND
                                                         ------------------------------    ------------------------------
                                                              YEAR             YEAR             YEAR             YEAR
                                                             ENDED            ENDED            ENDED            ENDED
                                                          DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                              2004             2003             2004             2003
                                                         -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .........................   $       4,080    $       2,906    $        (368)   $        (276)
Net realized gain (loss) on investment transactions ..             691            2,258            6,919            6,500
Net change in unrealized appreciation (depreciation)
 of investments and futures contracts related items ..          19,644           45,410              638           12,353
                                                         -------------    -------------    -------------    -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .................................          24,415           50,574            7,189           18,577
                                                         -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................          (4,039)          (2,902)               -                -
Net realized capital gains ...........................               -                -                -                -
Return of capital ....................................               -                -                -                -
                                                         -------------    -------------    -------------    -------------
    TOTAL DISTRIBUTIONS ..............................          (4,039)          (2,902)               -                -
                                                         -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease)  in net assets from capital
   share transactions ................................           3,241           11,919           (1,448)          12,051
                                                         -------------    -------------    -------------    -------------
    TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS ......................           3,241           11,919           (1,448)          12,051
                                                         -------------    -------------    -------------    -------------
TOTAL INCREASE (DECREASE)  IN NET ASSETS .............          23,617           59,591            5,741           30,628

NET ASSETS, beginning of year ........................         234,020          174,429           65,052           34,424
                                                         -------------    -------------    -------------    -------------
NET ASSETS, END OF YEAR ..............................   $     257,637    $     234,020    $      70,793    $      65,052
                                                         =============    =============    =============    =============
Undistributed net investment income (loss) ...........   $          57    $          14    $           -    $           -

* Prior to August 1, 2004, the Small Cap Growth Fund was named Emerging Growth Fund.

-------------------------------------------------------------------------------------------------------------------------

                                                               MID CAP VALUE FUND               LARGE CAP GROWTH FUND
                                                         ------------------------------    ------------------------------
                                                              YEAR             YEAR             YEAR             YEAR
                                                             ENDED            ENDED            ENDED            ENDED
                                                          DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                              2004             2003             2004             2003
                                                         -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS:
Net investment income (loss) .........................   $         346    $         256    $         121    $          48
Net realized gain (loss) on investment transactions ..          15,259            4,365            1,355               87
Net change in unrealized appreciation (depreciation)
 of investments ......................................           3,077           16,472              330            2,216
                                                         -------------    -------------    -------------    -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .................................          18,682           21,093            1,806            2,351
                                                         -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................            (346)            (256)            (117)             (49)
Net realized capital gains ...........................         (13,619)          (1,487)          (1,304)               -
Return of capital ....................................               -                -                -               (1)
                                                         -------------    -------------    -------------    -------------
    TOTAL DISTRIBUTIONS ..............................         (13,965)          (1,743)          (1,421)             (50)
                                                         -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets from capital
   share transactions ................................          12,689            3,362            7,588            8,708
                                                         -------------    -------------    -------------    -------------
    TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS ......................          12,689            3,362            7,588            8,708
                                                         -------------    -------------    -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............          17,406           22,712            7,973           11,009

NET ASSETS, beginning of year ........................          81,042           58,330           16,099            5,090
                                                         -------------    -------------    -------------    -------------
NET ASSETS, END OF YEAR ..............................   $      98,448    $      81,042    $      24,072    $      16,099
                                                         =============    =============    =============    =============
Undistributed net investment income (loss) ...........   $           -    $           -    $           4    $           -

                                                              STRATEGIC VALUE FUND                    REIT FUND
                                                         ------------------------------    ------------------------------
                                                              YEAR             YEAR             YEAR           YEAR
                                                             ENDED            ENDED            ENDED            ENDED
                                                          DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                              2004             2003             2004             2003
                                                         -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .........................   $         102    $          58    $         669    $         474
Net realized gain (loss) on investment transactions ..           1,070               22            2,142              525
Net change in unrealized appreciation (depreciation)
 of investments ......................................           4,024            2,791            4,106            2,115
                                                         -------------    -------------    -------------    -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .................................           5,196            2,871            6,917            3,114
                                                         -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................            (107)             (59)            (796)            (502)
Net realized capital gains ...........................            (399)            (108)          (1,654)            (387)
Return of capital ....................................               -               (3)               -                -
                                                         -------------    -------------    -------------    -------------
    TOTAL DISTRIBUTIONS ..............................            (506)            (170)          (2,450)            (889)
                                                         -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets from capital
   share transactions ................................           9,770            5,907            9,899            9,149
                                                         -------------    -------------    -------------    -------------
    TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS ......................           9,770            5,907            9,899            9,149
                                                         -------------    -------------    -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............          14,460            8,608           14,366           11,374

NET ASSETS, beginning of year ........................          16,025            7,417           16,881            5,507
                                                         -------------    -------------    -------------    -------------
NET ASSETS, END OF YEAR ..............................   $      30,485    $      16,025    $      31,247    $      16,881
                                                         =============    =============    =============    =============
Undistributed net investment income (loss) ...........   $           -    $           -    $          33    $           5


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE MONEY MARKET FUND
For a Share Outstanding During the Year

                                                                        YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                   2004           2003           2002           2001           2000
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of year ..........   $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                -----------    -----------    -----------    -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.01           0.01           0.02           0.04           0.06
                                                -----------    -----------    -----------    -----------    -----------
  Total from investment operations ..........          0.01           0.01           0.02           0.04           0.06
                                                -----------    -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS:
Dividend from net investment income .........         (0.01)         (0.01)         (0.02)         (0.04)         (0.06)
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, end of year ................   $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                ===========    ===========    ===========    ===========    ===========
  Total return (1)...........................          0.96%          0.86%          1.65%          4.00%          5.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ......   $    81,743    $    99,949    $   149,429    $   128,408    $    94,045
                                                ===========    ===========    ===========    ===========    ===========
Ratio of expenses to average net assets .....          0.53%          0.50%          0.47%          0.50%          0.58%
                                                ===========    ===========    ===========    ===========    ===========
Ratio of net investment income
 to average net assets ......................          0.92%          0.89%          1.62%          3.78%          5.89%
                                                ===========    ===========    ===========    ===========    ===========

----------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------

THE QUALITY BOND FUND
For a Share Outstanding During the Year

                                                                          YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                    2004            2003            2002            2001            2000
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year ..........   $     10.51     $     10.50     $     10.39     $     10.33     $     10.40
                                                -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.45            0.48            0.42            0.51            0.52
Net realized and unrealized gain
 on investment transactions .................          0.03            0.16            0.13            0.41            0.66
                                                -----------     -----------     -----------     -----------     -----------
  Total from investment operations ..........          0.48            0.64            0.55            0.92            1.18
                                                -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Dividend from net investment income .........         (0.45)          (0.48)          (0.42)          (0.51)          (1.06)
Distribution from net realized gains ........          0.00(a)        (0.15)          (0.02)          (0.35)          (0.17)
Return of capital ...........................          0.00            0.00            0.00            0.00           (0.02)
                                                -----------     -----------     -----------     -----------     -----------
  Total distributions .......................         (0.45)          (0.63)          (0.44)          (0.86)          (1.25)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ................   $     10.54     $     10.51     $     10.50     $     10.39     $     10.33
                                                ===========     ===========     ===========     ===========     ===========
  Total return (1) ..........................          4.59%           6.18%           5.28%           8.91%          12.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ......   $   172,734     $   172,099     $   156,206     $   123,569     $    96,073
                                                ===========     ===========     ===========     ===========     ===========
Ratio of expenses to average net assets .....          0.62%           0.62%           0.62%           0.65%           0.68%
                                                ===========     ===========     ===========     ===========     ===========
Ratio of net investment income
 to average net assets ......................          4.07%           4.36%           4.19%           5.23%           5.92%
                                                ===========     ===========     ===========     ===========     ===========
Portfolio turnover rate .....................        230.43%         215.40%         498.60%         930.70%        1046.50%
                                                ===========     ===========     ===========     ===========     ===========

----------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.
(a) Distributions were less than one penny per share.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HIGH YIELD BOND FUND
For a Share Outstanding During the Year

                                                                          YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                   2004            2003            2002            2001            2000
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year ..........   $      7.70     $      6.78     $      7.25     $      7.45     $      9.58
                                                -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.61            0.64            0.70            0.72            0.91
Net realized and unrealized gain (loss)
 on investment transactions .................          0.21            0.92           (0.46)          (0.20)          (1.24)
                                                -----------     -----------     -----------     -----------     -----------
  Total from investment operations ..........          0.82            1.56            0.24            0.52           (0.33)
                                                -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Dividend from net investment income .........         (0.61)          (0.64)          (0.71)          (0.72)          (1.80)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ................   $      7.91     $      7.70     $      6.78     $      7.25     $      7.45
                                                ===========     ===========     ===========     ===========     ===========
  Total return (1) ..........................         10.71%          23.13%           3.41%           6.92%          (3.69)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ......   $    85,957     $    82,316     $    63,212     $    60,577     $    51,150
                                                ===========     ===========     ===========     ===========     ===========
Ratio of expenses to average net assets .....          0.86%           0.86%           0.83%           0.87%(a)        0.87%(a)
                                                ===========     ===========     ===========     ===========     ===========
Ratio of net investment income
 to average net assets ......................          7.35%           8.55%           9.29%          9.57%(a)       10.07%(a)
                                                ===========     ===========     ===========     ===========     ===========
Portfolio turnover rate .....................         68.20%          87.80%          80.40%          77.00%          65.40%
                                                ===========     ===========     ===========     ===========     ===========

----------
(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.88% and 0.91%, and the ratio of net investment income to average net assets would have been 9.56% and 10.04%, respectively for the years ended December 31, 2001 and December 31, 2000.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------

THE GROWTH STOCK FUND*
For a Share Outstanding During the Year

                                                                          YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                    2004            2003            2002            2001            2000
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year ..........   $     11.02     $      9.81     $     15.07     $     20.19     $     41.41
                                                -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) ................          0.05            0.00           (0.03)           0.00           (0.08)
Net realized and unrealized gain (loss)
 on investment transactions .................          1.26            1.21           (5.23)          (5.12)          (9.36)
                                                -----------     -----------     -----------     -----------     -----------
  Total from investment operations ..........          1.31            1.21           (5.26)          (5.12)          (9.44)
                                                -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Distribution from net realized gains ........         (0.05)           0.00            0.00            0.00           (7.69)
Return of capital ...........................          0.00            0.00            0.00            0.00           (4.09)
                                                -----------     -----------     -----------     -----------     -----------
  Total distributions .......................         (0.05)           0.00            0.00            0.00          (11.78)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ................   $     12.28     $     11.02     $      9.81     $     15.07     $     20.19
                                                ===========     ===========     ===========     ===========     ===========
  Total return (1) ..........................         11.90%          12.36%         (34.90)%        (25.34)%        (26.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ......   $    95,242     $    97,751     $   102,418     $   186,696     $   216,016
                                                ===========     ===========     ===========     ===========     ===========
Ratio of expenses to average net assets .....          0.97%           0.97%           0.92%(a)        0.92%           0.84%
                                                ===========     ===========     ===========     ===========     ===========
Ratio of net investment income (loss)
 to average net assets ......................          0.47%           0.02%          (0.21)%(a)       0.02%          (0.27)%
                                                ===========     ===========     ===========     ===========     ===========
Portfolio turnover rate .....................        185.20%         578.40%(b)      773.60%(b)      276.20%         309.30%
                                                ===========     ===========     ===========     ===========     ===========

----------
*   Prior to August 1, 2004, the Growth Stock Fund was named Growth Equity Fund.
(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.93% and the ration of net investment income to average net assets would have been
    (0.22%) for the year ended December 31, 2002.
(b) A portion of the portfolio manager's discipline incorporated relative price momentum. In the environment of 2002 and 2003, increased volatility of the equity market, rapid rotation among major sectors of the S&P 500, and specific stock selection issues caused higher turnover. Further, increased turnover resulted from significant portfolio redemptions during 2002 and 2003.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE LARGE CAP VALUE  FUND*
For a Share Outstanding During the Year

                                                                         YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                    2004            2003            2002            2001            2000
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year ..........   $     17.59     $     13.97     $     16.97     $     18.07     $     22.21
                                                -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.26            0.25            0.25            0.23            0.26
Net realized and unrealized gain (loss)
 on investment transactions .................          1.98            3.62           (2.80)          (0.66)           2.10
                                                -----------     -----------     -----------     -----------     -----------
  Total from investment operations ..........          2.24            3.87           (2.55)          (0.43)           2.36
                                                -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Dividend from net investment income .........         (0.26)          (0.25)          (0.24)          (0.23)          (0.48)
Distribution from net realized gains ........         (1.12)           0.00           (0.21)          (0.44)          (6.02)
                                                -----------     -----------     -----------     -----------     -----------
  Total distributions .......................         (1.38)          (0.25)          (0.45)          (0.67)          (6.50)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ................   $     18.45     $     17.59     $     13.97     $     16.97     $     18.07
                                                ===========     ===========     ===========     ===========     ===========
  Total return (1) ..........................         12.85%          27.76%         (14.96)%         (2.40)%         12.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ......   $   224,481     $   227,906     $   188,246     $   232,528     $   221,583
                                                ===========     ===========     ===========     ===========     ===========
Ratio of expenses to average net assets .....          0.89%           0.90%           0.88%           0.88%           0.84%
                                                ===========     ===========     ===========     ===========     ===========
Ratio of net investment income
 to average net assets ......................          1.38%           1.62%           1.51%           1.26%           1.34%
                                                ===========     ===========     ===========     ===========     ===========
Portfolio turnover rate .....................        104.50%          39.90%          38.00%          49.50%         135.80%
                                                ===========     ===========     ===========     ===========     ===========

----------
*   Prior to May 1, 2000, the Large Cap Value Fund was named Value Equity Fund.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------

THE FLEXIBLY MANAGED FUND
For a Share Outstanding During the Year

                                                                           YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------------
                                                    2004            2003            2002             2001            2000
                                                -----------     -----------     -----------      -----------     -----------
Net asset value, beginning of year ..........   $     23.64     $     18.75     $     20.03      $     19.76     $     19.62
                                                -----------     -----------     -----------      -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.47            0.42            0.56             0.60            0.58
Net realized and unrealized gain (loss)
 on investment transactions .................          3.83            5.17           (0.39)            1.44            3.26
                                                -----------     -----------     -----------      -----------     -----------
  Total from investment operations ..........          4.30            5.59            0.17             2.04            3.84
                                                -----------     -----------     -----------      -----------     -----------
LESS DISTRIBUTIONS:
Dividend from net investment income .........         (0.47)          (0.42)          (0.56)           (0.59)          (1.33)
Distribution from net realized gains ........         (1.51)          (0.28)          (0.89)           (1.18)          (2.37)
                                                -----------     -----------     -----------      -----------     -----------
  Total distributions .......................         (1.98)          (0.70)          (1.45)           (1.77)          (3.70)
                                                -----------     -----------     -----------      -----------     -----------
Net asset value, end of year ................   $     25.96     $     23.64     $     18.75      $     20.03     $     19.76
                                                ===========     ===========     ===========      ===========     ===========
  Total return (1) ..........................         18.58%          29.92%           0.87%*          10.34%          22.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ......   $   929,480     $   705,627     $   526,569      $   478,237     $   432,379
                                                ===========     ===========     ===========      ===========     ===========
Ratio of expenses to average net assets .....          0.85%           0.86%           0.85%            0.87%           0.83%
                                                ===========     ===========     ===========      ===========     ===========
Ratio of net investment income
 to average net assets ......................          2.02%           2.11%           2.71%*           2.89%           2.92%
                                                ===========     ===========     ===========      ===========     ===========
Portfolio turnover rate .....................         22.10%          24.50%          30.60%           33.60%          30.60%
                                                ===========     ===========     ===========      ===========     ===========

----------
*   The presented total return and ratio of net investment income to average net assets are inclusive of payments made by affiliates on investment transactions. Before consideration of such payments, the total return would have been
    0.77% and the ratio of net investment income to average net assets would have been 2.62%.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY FUND
For a Share Outstanding During the Year

                                                                          YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                    2004            2003            2002            2001            2000
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year ..........   $     13.91     $     10.53     $     11.71     $     16.64     $     26.78
                                                -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.24            0.19            0.15            0.37            0.14
Net realized and unrealized gain (loss) on
 investments and foreign currency
 related transactions .......................          3.92            3.27           (1.31)          (5.05)          (4.82)
                                                -----------     -----------     -----------     -----------     -----------
  Total from investment operations ..........          4.16            3.46           (1.16)          (4.68)          (4.68)
                                                -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Dividend from net investment income .........         (0.09)          (0.08)          (0.02)          (0.25)          (0.14)
Distribution from net realized gains ........          0.00            0.00            0.00            0.00           (4.59)
Return of capital ...........................          0.00            0.00            0.00            0.00           (0.73)
                                                -----------     -----------     -----------     -----------     -----------
  Total distributions .......................         (0.09)          (0.08)          (0.02)          (0.25)          (5.46)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ................   $     17.98     $     13.91     $     10.53     $     11.71     $     16.64
                                                ===========     ===========     ===========     ===========     ===========
  Total return (1) ..........................         30.01%          32.85%          (9.94)%        (28.12)%        (18.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ......   $   165,509     $   133,603     $   104,645     $   124,949     $   162,359
                                                ===========     ===========     ===========     ===========     ===========
Ratio of expenses to average net assets .....          1.22%           1.19%           1.23%           1.25%           1.16%
                                                ===========     ===========     ===========     ===========     ===========
Ratio of net investment income (loss)
 to average net assets ......................          1.61%           1.63%           1.35%           1.06%          (0.08)%
                                                ===========     ===========     ===========     ===========     ===========
Portfolio turnover rate .....................         40.30%          59.00%         106.30%          97.20%          64.40%
                                                ===========     ===========     ===========     ===========     ===========

----------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------

THE SMALL CAP VALUE  FUND*
For a Share Outstanding During the Year

                                                                          YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                    2004            2003            2002            2001            2000
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year ..........   $     18.20     $     11.00     $     14.38     $     12.94     $     12.64
                                                -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) ................          0.01           (0.08)          (0.05)           0.01            0.04
Net realized and unrealized gain (loss)
 on investment transactions .................          2.55            8.29           (2.37)           2.10            1.68
                                                -----------     -----------     -----------     -----------     -----------
  Total from investment operations ..........          2.56            8.21           (2.42)           2.11            1.72
                                                -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Dividend from net investment income .........         (0.01)           0.00            0.00           (0.02)          (0.12)
Distribution from net realized gains ........         (3.80)          (1.01)          (0.96)          (0.65)          (1.30)
                                                -----------     -----------     -----------     -----------     -----------
  Total distributions .......................         (3.81)          (1.01)          (0.96)          (0.67)          (1.42)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ................   $     16.95     $     18.20     $     11.00     $     14.38     $     12.94
                                                ===========     ===========     ===========     ===========     ===========
  Total return (1) ..........................         14.88%          74.85%         (16.76)%         16.75%          13.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ......   $   165,714     $   148,700     $    77,491     $    86,987     $    55,677
                                                ===========     ===========     ===========     ===========     ===========
Ratio of expenses to average net assets .....          1.15%(a)        1.15%(a)        1.15%(a)        1.14%(a)        1.05%(a)
                                                ===========     ===========     ===========     ===========     ===========
Ratio of net investment income (loss)
 to average net assets ......................          0.08%(a)       (0.61)%(a)      (0.38)%(a)       0.12%(a)        0.38%(a)
                                                ===========     ===========     ===========     ===========     ===========
Portfolio turnover rate .....................        142.40%          60.90%          54.40%          67.80%         135.40%
                                                ===========     ===========     ===========     ===========     ===========

----------
*   Prior to May 1, 2000, the Small Cap Value Fund was named Small Capitalization Fund.
(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.17%, 1.19%, 1.16%, 1.16% and 1.09%, and the ratio of net investment income to average net assets would have been 0.06%, (0.65%), (0.39%), 0.10% and 0.34%, respectively, for the years ended December
    31, 2004, December 31, 2003, December 31, 2002, December 31, 2001 and December 31, 2000.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE SMALL CAP GROWTH FUND*
For a Share Outstanding During the Year

                                                                          YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                    2004            2003            2002            2001            2000
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of  year .........   $     17.48     $     11.85     $     20.46     $     24.89     $     49.68
                                                -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss .........................         (0.16)          (0.13)          (0.14)          (0.13)          (0.26)
Net realized and unrealized gain (loss)
 on investment transactions .................          1.82            5.76           (8.47)          (3.78)         (11.62)
                                                -----------     -----------     -----------     -----------     -----------
  Total from investment operations ..........          1.66            5.63           (8.61)          (3.91)         (11.88)
                                                -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Distribution from net realized gains ........          0.00            0.00            0.00           (0.01)         (12.91)
Return of capital ...........................          0.00            0.00            0.00           (0.51)           0.00
                                                -----------     -----------     -----------     -----------     -----------
  Total distributions .......................          0.00            0.00            0.00           (0.52)         (12.91)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ................   $     19.14     $     17.48     $     11.85     $     20.46     $     24.89
                                                ===========     ===========     ===========     ===========     ===========
  Total return (1) ..........................          9.50%          47.51%         (42.08)%        (15.84)%        (28.54)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year
 (in thousands) .............................   $   113,579     $   111,360     $    74,681     $   137,099     $   139,774
                                                ===========     ===========     ===========     ===========     ===========
Ratio of expenses to average net assets .....          1.06%           1.09%(a)        1.05%(a)        1.04%           1.01%
                                                ===========     ===========     ===========     ===========     ===========
Ratio of net investment loss
 to average net assets ......................         (0.87)%         (0.94)%(a)      (0.87)%(a)      (0.67)%         (0.68)%
                                                ===========     ===========     ===========     ===========     ===========
Portfolio turnover rate .....................         194.8%          191.1%          163.6%          134.5%          145.3%
                                                ===========     ===========     ===========     ===========     ===========

----------
*   Prior to August 1, 2004, the Small Cap Growth Fund was named Emerging Growth Fund.
(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.09% and 1.06%, and the ratio of net investment income to average net assets would have been (0.94%) and (0.88%), respectively, for the years ended December 31, 2003, December 31, 2002.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------

THE LIMITED MATURITY BOND FUND
For a Share Outstanding During the Year

                                                                              YEAR OR PERIOD
                                                                            ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                    2004            2003            2002            2001           2000*
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of period
 or year ....................................   $     10.57     $     10.70     $     10.35     $     10.13     $     10.00
                                                -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.37            0.43            0.24            0.40            0.41
Net realized and unrealized gain (loss)
 on investment transactions .................         (0.12)          (0.12)           0.41            0.27            0.30
                                                -----------     -----------     -----------     -----------     -----------
  Total from investment operations ..........          0.25            0.31            0.65            0.67            0.71
                                                -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Dividend from net investment income .........         (0.37)          (0.43)          (0.24)          (0.40)          (0.41)
Distribution from net realized gains ........          0.00           (0.01)          (0.06)          (0.05)          (0.17)
                                                -----------     -----------     -----------     -----------     -----------
  Total distributions .......................         (0.37)          (0.44)          (0.30)          (0.45)          (0.58)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of period or year ......   $     10.45     $     10.57     $     10.70     $     10.35     $     10.13
                                                ===========     ===========     ===========     ===========     ===========
  Total return (1) ..........................          2.32%           2.90%           6.25%           6.64%           7.18%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ....   $    46,219     $    43,545     $    42,941     $    18,376     $    10,898
                                                ===========     ===========     ===========     ===========     ===========
Ratio of expenses to average net assets .....          0.62%           0.60%           0.63%           0.74%(c)        0.71%(a)
                                                ===========     ===========     ===========     ===========     ===========
Ratio of net investment income
 to average net assets ......................          3.52%           3.62%           3.16%           4.96%(c)        6.01%(a)
                                                ===========     ===========     ===========     ===========     ===========
Portfolio turnover rate .....................         35.10%          26.70%         224.20%         173.90%         331.60%
                                                ===========     ===========     ===========     ===========     ===========

----------
*   For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
(a) Annualized.
(b) Not annualized.
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.77%, and the ratio of net investment income to average net assets would have been 4.93%, for the year ended
    December 31, 2001.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE INDEX 500 FUND
For a Share Outstanding During the Year

                                                                               YEAR OR PERIOD
                                                                             ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                    2004            2003            2002            2001            2000*
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of period
 or year ....................................   $      7.67     $      6.05     $      7.90     $      9.08     $     10.00
                                                -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.13            0.10            0.09            0.09            0.07
Net realized and unrealized gain (loss)
 on investment transactions .................          0.67            1.62           (1.85)          (1.18)          (0.91)
                                                -----------     -----------     -----------     -----------     -----------
   Total from investment operations .........          0.80            1.72           (1.76)          (1.09)          (0.84)
                                                -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Dividend from net investment income .........         (0.13)          (0.10)          (0.09)          (0.09)          (0.07)
Return of capital ...........................          0.00            0.00            0.00            0.00           (0.01)
                                                -----------     -----------     -----------     -----------     -----------
   Total distributions ......................         (0.13)          (0.10)          (0.09)          (0.09)          (0.08)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of period or year ......   $      8.34     $      7.67     $      6.05     $      7.90     $      9.08
                                                ===========     ===========     ===========     ===========     ===========
   Total return (1)..........................         10.47%          28.41%         (22.28)%        (11.98)%         (8.40)%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year
 (in thousands) .............................   $   257,637     $   234,020     $   174,429     $   202,902     $   213,398
                                                ===========     ===========     ===========     ===========     ===========
Ratio of expenses to average net assets .....          0.29%(c)        0.25%(c)        0.25%(c)        0.25%(c)        0.25%(a)(c)
                                                ===========     ===========     ===========     ===========     ===========
Ratio of net investment income
   to average net assets ....................          1.70%(c)        1.47%(c)        1.35%(c)        1.17%(c)        1.08%(a)(c)
                                                ===========     ===========     ===========     ===========     ===========
Portfolio turnover rate .....................          1.20%           0.90%           3.40%           1.20%           2.70%
                                                ===========     ===========     ===========     ===========     ===========

----------
*   For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
(a) Annualized.
(b) Not annualized.
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.37%, 0.38%, 0.36%, 0.39% and 0.37%, and the ratio of net investment income to average net assets would have been 1.62%, 1.34%, 1.24%, 1.02% and 0.97%, respectively, for the years ended December 31, 2004, December 31, 2003,
    December 31, 2002, December 31, 2001 and the period ended December 31, 2000.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------

THE MID CAP GROWTH FUND
For a Share Outstanding During the Year

                                                                               YEAR OR PERIOD
                                                                             ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                    2004            2003            2002            2001           2000*
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of period
 or year ....................................   $      6.33     $      4.24     $      6.29     $      8.75     $     10.00
                                                -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss .........................         (0.04)          (0.03)          (0.03)          (0.05)          (0.03)
Net realized and unrealized gain (loss)
 on investment transactions .................          0.76            2.12           (2.02)          (2.41)          (1.22)
                                                -----------     -----------     -----------     -----------     -----------
  Total from investment operations ..........          0.72            2.09           (2.05)          (2.46)          (1.25)
                                                -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Distribution from net realized gains ........          0.00            0.00            0.00            0.00            0.00
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of period or year ......   $      7.05     $      6.33     $      4.24     $      6.29     $      8.75
                                                ===========     ===========     ===========     ===========     ===========
  Total return (1)...........................         11.37%          49.29%         (32.59)%        (28.11)%        (12.50)%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year
 (in thousands) .............................   $    70,793     $    65,052     $    34,424     $    45,434     $    54,805
                                                ===========     ===========     ===========     ===========     ===========
Ratio of expenses to average net assets .....          1.00%(c)        1.00%(c)        0.99%(c)        1.00%(c)        1.00%(a)(c)
                                                ===========     ===========     ===========     ===========     ===========
Ratio of net investment loss
 to average net assets ......................         (0.56)%(c)      (0.59)%(c)      (0.57)%(c)      (0.70)%(c)      (0.60)%(a)(c)
                                                ===========     ===========     ===========     ===========     ===========
Portfolio turnover rate .....................        169.00%         154.30%         230.40%         327.40%         202.50%
                                                ===========     ===========     ===========     ===========     ===========

----------
*   For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
(a) Annualized.
(b) Not annualized.
(c) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.03%, 1.05%, 1.05%, 1.09% and 1.08%, and the ratio of net investment income(loss) to average net assets would have been (0.59%), (0.64%), (0.63%), (0.81%) and (0.68%), respectively, for the years ended December 31, 2004, December 31, 2003, December 31, 2002, and December 31, 2001 and the period ended December
    31, 2000.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE MID CAP VALUE FUND
For a Share Outstanding During the Year

                                                                               YEAR OR PERIOD
                                                                             ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                    2004            2003            2002            2001           2000*
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of period
 or year ....................................   $     13.05     $      9.75     $     10.83     $     11.92     $     10.00
                                                -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.05            0.04            0.06            0.07            0.03
Net realized and unrealized gain (loss) on
 investment transactions ....................          2.88            3.55           (1.08)          (0.45)           2.37
                                                -----------     -----------     -----------     -----------     -----------
  Total from investment operations ..........          2.93            3.59           (1.02)          (0.38)           2.40
                                                -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Dividend from net investment income .........         (0.05)          (0.04)          (0.06)          (0.07)          (0.03)
Distribution from net realized gains ........         (2.16)          (0.25)           0.00           (0.64)          (0.45)
                                                -----------     -----------     -----------     -----------     -----------
  Total distributions .......................         (2.21)          (0.29)          (0.06)          (0.71)          (0.48)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of period or year ......   $     13.77     $     13.05     $      9.75     $     10.83     $     11.92
                                                ===========     ===========     ===========     ===========     ===========
  Total return (1) ..........................         23.17%          36.84%          (9.42)%         (3.17)%         23.99%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year
 (in thousands) .............................   $    98,448     $    81,042     $    58,330     $    61,633     $    59,538
                                                ===========     ===========     ===========     ===========     ===========
Ratio of expenses to average net assets .....          0.86%           0.86%           0.85%           0.89%           0.90%(a)
                                                ===========     ===========     ===========     ===========     ===========
Ratio of net investment income
 to average net assets ......................          0.40%           0.39%           0.55%           0.70%           0.38%(a)
                                                ===========     ===========     ===========     ===========     ===========
Portfolio turnover rate .....................         67.90%          64.40%          91.40%         222.20%         213.00%
                                                ===========     ===========     ===========     ===========     ===========

----------
*   For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
(a) Annualized.
(b) Not annualized.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------

THE LARGE CAP GROWTH FUND
For a Share Outstanding During the Year

                                                               YEAR OR PERIOD
                                                             ENDED DECEMBER 31,
                                                -------------------------------------------
                                                    2004            2003           2002*
                                                -----------     -----------     -----------
Net asset value, beginning of period
 or year ....................................   $     10.53     $      8.41     $     10.00
                                                -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.06            0.03            0.03
Net realized and unrealized gain (loss)
 on investment transactions .................          0.85            2.12           (1.59)
                                                -----------     -----------     -----------
  Total from investment operations ..........          0.91            2.15           (1.56)
                                                -----------     -----------     -----------
LESS DISTRIBUTIONS:
Distribution from net investment income .....         (0.06)          (0.03)          (0.03)
Dividend from net realized gains ............         (0.62)           0.00            0.00
                                                -----------     -----------     -----------
  Total distributions .......................         (0.68)          (0.03)          (0.03)
                                                -----------     -----------     -----------
Net asset value, end of period or year ......   $     10.76     $     10.53     $      8.41
                                                ===========     ===========     ===========
  Total return (1)...........................          8.66%          25.61%          15.60%(b)
                                                ===========     ===========     ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year
 (in thousands) .............................   $    24,072     $    16,099     $     5,090
                                                ===========     ===========     ===========
Ratio of expenses to average net assets .....          0.96%           1.00%(c)        0.98%(a)(c)
                                                ===========     ===========     ===========
Ratio of net investment income
 to average net assets ......................          0.59%           0.51%(c)        0.70%(a)(c)
                                                ===========     ===========     ===========
Portfolio turnover rate .....................        114.30%          27.50%          34.60%
                                                ===========     ===========     ===========

----------
*   For the period from May 1, 2002 (commencement of operations) through December 31, 2002.
(a) Annualized.
(b) Not annualized.
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.27% and 2.11%, and the ratio of net investment income to average net assets would have been 0.24% and
    (0.43%), respectively, for the year ended December 31, 2003 and the period ended December 31, 2002.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE STRATEGIC VALUE FUND
For a Share Outstanding During the Year

                                                               YEAR OR PERIOD
                                                             ENDED DECEMBER 31,
                                                -------------------------------------------
                                                   2004            2003            2002*
                                                -----------     -----------     -----------
Net asset value, beginning of period
 or year ....................................   $     10.57     $      8.54     $     10.00
                                                -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.05            0.07            0.03
Net realized and unrealized gain (loss)
 on investment transactions .................          2.51            2.07           (1.46)
                                                -----------     -----------     -----------
  Total from investment operations ..........          2.56            2.14           (1.43)
                                                -----------     -----------     -----------
LESS DISTRIBUTIONS:
Dividend from net investment income .........         (0.05)          (0.07)          (0.03)
Dividend from net realized gains ............         (0.17)          (0.04)           0.00
                                                -----------     -----------     -----------
  Total distributions .......................         (0.22)          (0.11)          (0.03)
                                                -----------     -----------     -----------
Net asset value, end of period or year ......   $     12.91     $     10.57     $      8.54
                                                ===========     ===========     ===========
  Total return (1) ..........................         24.25%          25.13%         (14.25)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year
 (in thousands) .............................   $    30,485     $    16,025     $     7,417
                                                ===========     ===========     ===========
Ratio of expenses to average net assets .....          1.14%           1.25%(c)        1.24%(a)(c)
                                                ===========     ===========     ===========
Ratio of net investment income
 to average net assets ......................          0.47%           0.54%(c)        0.82%(a)(c)
                                                ===========     ===========     ===========
Portfolio turnover rate .....................         18.00%          16.80%          20.60%
                                                ===========     ===========     ===========

----------
*   For the period from May 1, 2002 (commencement of operations) through December 31, 2002.
(a) Annualized.
(b) Not annualized.
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.26% and 2.24%, and the ratio of net investment income to average net assets would have been 0.53% and
    (0.18%), respectively, for the year ended December 31, 2003 and the period ended December 31,2002.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------

THE REIT FUND
For a Share Outstanding During the Year

                                                               YEAR OR PERIOD
                                                             ENDED DECEMBER 31,
                                                -------------------------------------------
                                                   2004             2003           2002*
                                                -----------     -----------     -----------
Net asset value, beginning of period
 or year ....................................   $     11.53     $      9.00     $     10.00
                                                -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.37            0.36            0.25
Net realized and unrealized gain (loss)
 on investment transactions .................          3.69            2.83           (1.01)
                                                -----------     -----------     -----------
  Total from investment operations ..........          4.06            3.19           (0.76)
                                                -----------     -----------     -----------
LESS DISTRIBUTIONS:
Dividend from net investment income .........         (0.41)          (0.37)          (0.24)
Distribution from net realized gains ........         (0.85)          (0.29)           0.00
                                                -----------     -----------     -----------
  Total distributions .......................         (1.26)          (0.66)          (0.24)
                                                -----------     -----------     -----------
Net asset value, end of period or year ......   $     14.33     $     11.53     $      9.00
                                                ===========     ===========     ===========
  Total return (1) ..........................         35.53%          35.49%          (7.55)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year
 (in thousands) .............................   $    31,247     $    16,881     $     5,507
                                                ===========     ===========     ===========
Ratio of expenses to average net assets .....          1.10%           1.25%(c)        1.22%(a)(c)
                                                ===========     ===========     ===========
Ratio of net investment income
 to average net assets ......................          3.06%           4.87%(c)        5.31%(a)(c)
                                                ===========     ===========     ===========
Portfolio turnover rate .....................          80.3%           68.9%           45.4%
                                                ===========     ===========     ===========

----------
*   For the period from May 1, 2002 (commencement of operations) through December 31, 2002.
(a) Annualized.
(b) Not annualized.
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.34% and 2.25%, and the ratio of net investment income to average net assets would have been 4.78% and
    4.28%, respectively for the year ended December 31, 2003 and the period ended December 31, 2002.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

1 -- SIGNIFICANT ACCOUNTING POLICIES

     Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company and The Penn Insurance and Annuity Company insurance contracts.

     Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Stock, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Small Cap Growth, Limited Maturity Bond, Index 500, Mid Cap Growth, Mid Cap Value, Large Cap Growth, Strategic Value, and REIT Funds ("the Funds"). It is authorized under its Articles of Incorporation to issue a separate class of shares in four additional funds that would have their own investment objectives and policies.

     The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     INVESTMENT VALUATION:

     MONEY MARKET FUND -- Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 of the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

     QUALITY BOND, HIGH YIELD BOND, GROWTH STOCK, LARGE CAP VALUE, FLEXIBLY MANAGED, INTERNATIONAL EQUITY, SMALL CAP VALUE, SMALL CAP GROWTH, LIMITED MATURITY BOND, INDEX 500, MID CAP GROWTH, MID CAP VALUE, LARGE CAP GROWTH, STRATEGIC VALUE AND REIT FUNDS-- Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities may be valued by recognized independent third-party pricing agents, employing methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded.

     Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These securities are valued at a fair value utilizing an independent third-party valuation service in accordance with procedures adopted by the Fund's Board of Directors.

     The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange, purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

     DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Quality Bond, High Yield Bond, Growth Stock, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Small Cap Growth, Limited Maturity Bond, Index 500, Mid Cap Growth, Mid Cap Value, Large Cap Growth, Strategic Value and REIT Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly.

     Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

     FEDERAL INCOME TAXES: The Funds intend to continue to comply with the requirements of the Internal Revenue code as applicable to regulated investment companies, and to distribute all of their taxable income, including realized gains, to their shareholders. Therefore, no federal income tax provision is required.

2 -- DERIVATIVE FINANCIAL INSTRUMENTS

     The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

     The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     FUTURES CONTRACTS -- Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Index 500 Fund has entered into futures contracts during the year ended December 31, 2004. Open futures contracts held by the Index 500 Fund at December 31, 2004 were as follows:

                                                                                                      UNREALIZED
                  FUTURES             EXPIRATION              UNIT               CLOSING             APPRECIATION
  TYPES           CONTRACT              DATE             (@250 PER UNIT)          PRICE             (IN THOUSANDS)
----------   ------------------   ------------------   ------------------   ------------------   --------------------
Buy/Long       S&P 500 Index           3/18/05                 22               $   1,213.70           $   108

     OPTIONS -- Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

     If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Fund, as a writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased
(put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. No option contracts were open as of December 31, 2004.

     FORWARD FOREIGN CURRENCY CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

     Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The International Equity Fund has entered into forward foreign currency contracts during the year ended December 31, 2004. The International Equity Fund did not have any open forward foreign currency contracts at December 31, 2004.

3 -- INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

INVESTMENT ADVISORY SERVICES
     Independence Capital Management, Inc. ("ICMI"), a wholly owned subsidiary of The Penn Mutual Life Insurance Company, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:

Fund                           Sub-advisor
---------------------------    ----------------------------------
High Yield Bond Fund           T. Rowe Price Associates, Inc.
Growth Stock Fund              T. Rowe Price Associates, Inc.
Large Cap Value Fund           Lord, Abbett & Co. LLC
Flexibly Managed Fund          T. Rowe Price Associates, Inc.
International Equity Fund      Vontobel Asset Management, Inc.
Small Cap Value Fund           Goldman Sachs Asset Management, LP
Small Cap Growth Fund          Bjurman, Barry & Associates
Index 500 Fund                 Wells Capital Management, Inc.
Mid Cap Growth Fund            Turner Investment Partners, Inc.
Mid Cap Value Fund             Neuberger Berman Management, Inc.
Large Cap Growth Fund          ABN AMRO Asset Management, Inc.
Strategic Value Fund           Lord, Abbett & Co. LLC
REIT Fund                      Heitman Real Estate Securities LLC

     Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; Growth Stock Fund: 0.65% for the first $100 million and 0.60% thereafter; Flexibly Managed Fund: 0.60%; High Yield Bond Fund: 0.50%; International Equity Fund: 0.85%; Large Cap Value Fund: 0.60%; Small Cap Value
Fund: 0.85%; Small Cap Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Limited Maturity Bond Fund: 0.30%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Large Cap Growth Fund: 0.55%; Strategic Value Fund: 0.72% and REIT Fund: 0.70%.

     For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

ADMINISTRATIVE AND CORPORATE SERVICES
     Under an administrative and corporate service agreement, The Penn Mutual Life Insurance Company ("Penn Mutual") serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund's average daily net assets.

ACCOUNTING SERVICES
     Under an accounting services agreement, PFPC Worldwide Inc. ("PFPC") serves as accounting agent for Penn Series. Each of the Funds pays PFPC, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.075% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. The minimum annual fee each Fund must pay is $27,500. International Equity Fund pays PFPC 0.085% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

TRANSFER AGENT SERVICES
     Under a transfer agency agreement, PFPC serves as transfer agent for Penn Series.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

CUSTODIAL SERVICES
     Under a custodial agreement, PFPC Trust serves as custodian for Penn Series. Morgan Stanley serves as foreign sub-custodian for Penn Series. In addition to transaction charges and out-of pocket expenses, each of the Funds pays PFPC Trust, on a monthly basis, an annual custody fee based of 0.02% for the first $100 million of the average gross assets, and 0.01% in excess of $100 million.

EXPENSES AND LIMITATIONS THEREON
     Each Fund bears all expenses of its operations other than those incurred by the investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate service agreement. ICMI and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows: Money Market: 0.80%; Quality Bond: 0.90%; High Yield Bond: 0.90%; Growth Stock: 1.00%; Large Cap Value: 1.00%; Flexibly Managed: 1.00%; International Equity: 1.50%; Small Cap Value: 1.15%; Small Cap Growth: 1.15%; Limited Maturity Bond: 0.90%; Index 500: 0.40%; Mid Cap Growth: 1.00%; Mid Cap
Value: 1.00%; Large Cap Growth: 1.00%; Strategic Value: 1.25% and REIT: 1.25%. If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by ICMI and Penn Mutual and shall be payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month.

     On December 13, 2004, ICMI voluntarily reimbursed the High Yield Bond Fund $21,033 to compensate the Fund for a loss resulting from a pricing error.

     Total fees of $89,000 were paid to non-affiliated Directors of Penn Series for the year ended December 31, 2004. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 -- RELATED PARTY TRANSACTIONS

     Certain benefit plans of Penn Mutual own annuity contracts that are invested in the following Funds as of December 31, 2004:

Fund                             Assets
---------------------------    ----------
Money Market Fund              $      529
Quality Bond Fund                  38,863
High Yield Bond Fund                  935
Growth Stock Fund                  12,017
Large Cap Value Fund                3,750
Flexibly Managed Fund              27,543
International Equity Fund          19,049
Small Cap Value Fund                6,975
Small Cap Growth Fund               5,897
Limited Maturity Bond Fund          7,404
Index 500 Fund                     15,668
Mid Cap Growth Fund                 4,647
Strategic Value Fund                2,009
REIT Fund                           2,904

     Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the advisor or the sub-advisors. Commissions paid on those trades from the Funds for the year ended December 31, 2004 were as follows:

Fund                           Commissions
---------------------------    -----------
Flexibly Managed Fund          $        9
Small Cap Growth Fund                   1
Mid Cap Value Fund                     28

5 -- CAPITAL STOCK

     At December 31, 2004, there were two billion and five hundred million shares of $.10 par value capital stock and two billion and seven hundred fifty million shares of $0.0001 par value capital stock authorized for Penn Series. The capital stock is divided into classes as set forth in the following table:

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

5 -- CAPITAL STOCK
(SHARE AMOUNTS IN THOUSANDS)

                                                        NUMBER OF
CLASS                                     PAR VALUE      SHARES
                                          ----------   ----------
Money Market Fund Common Stock            $   0.1000      500,000
Quality Bond Fund Common Stock                0.1000      250,000
High Yield Bond Fund Common Stock             0.1000      250,000
Growth Stock Fund Common Stock *              0.1000      250,000
Large Cap Value Fund Common Stock             0.1000      250,000
Flexibly Managed Fund Common Stock            0.1000      250,000
International Equity Fund Common Stock        0.1000      250,000
Small Cap Value Fund Common Stock             0.1000      250,000
Small Cap Growth Fund Common Stock **         0.1000      250,000
Limited Maturity Bond Fund Common Stock       0.0001      250,000
Core Equity Fund Common Stock                 0.0001      250,000
Index 500 Fund Common Stock                   0.0001      250,000
Mid Cap Growth Fund Common Stock              0.0001      250,000
Mid Cap Value Fund Common Stock               0.0001      250,000
Large Cap Growth Fund Common Stock            0.0001      250,000
Strategic Value Fund Common Stock             0.0001      250,000
REIT Fund Common Stock                        0.0001      250,000
Class D Common Stock                          0.0001      250,000
Class E Common Stock                          0.0001      250,000
Class F Common Stock                          0.0001      250,000

Transactions in capital stock of Penn Series Funds, Inc. were as follows:
(SHARE AND DOLLAR AMOUNTS IN THOUSANDS)

                                                               THE YEAR ENDED DECEMBER 31, 2004:
                                          ---------------------------------------------------------------------------
                                                RECEIVED FOR           SHARES ISSUED FOR              PAID FOR
                                                SHARES SOLD               REINVESTMENT            SHARES REDEEMED
                                          -----------------------   -----------------------   -----------------------
                                            SHARES       AMOUNT       SHARES      AMOUNT        SHARES       AMOUNT
                                          ----------   ----------   ----------   ----------   ----------   ----------
Money Market Fund                             63,550   $   63,550          866   $      866       82,622   $   82,622
Quality Bond Fund                              2,639       28,244          669        7,040        3,288       35,057
High Yield Bond Fund                           1,660       13,209          785        6,183        2,270       18,106
Growth Stock Fund *                              445        5,058           33          402        1,594       18,178
Large Cap Value Fund                             596       10,700          872       15,896        2,261       40,464
Flexibly Managed Fund                          5,447      134,828        2,631       66,346        2,124       52,686
International Equity Fund                        909       13,633           54          877        1,364       20,641
Small Cap Value Fund                           1,108       20,784        1,874       31,329        1,377       25,294
Small Cap Growth Fund **                         596       10,591            -            -        1,033       18,318
Limited Maturity Bond Fund                     1,469       15,648          151        1,582        1,318       14,067
Index 500 Fund                                 4,996       39,221          488        4,039        5,108       40,019
Mid Cap Growth Fund                            1,582       10,135            -            -        1,821       11,583
Mid Cap Value Fund                               941       13,010        1,037       13,965        1,039       14,286
Large Cap Growth Fund                          1,050       11,225          133        1,421          476        5,058
Strategic Value Fund                           1,214       13,915           40          506          410        4,651
REIT Fund                                      1,250       16,272          175        2,450          708        8,823

                                                               THE YEAR ENDED DECEMBER 31, 2003:
                                          ---------------------------------------------------------------------------
                                                RECEIVED FOR           SHARES ISSUED FOR              PAID FOR
                                                SHARES SOLD               REINVESTMENT            SHARES REDEEMED
                                          -----------------------   -----------------------   -----------------------
                                            SHARES       AMOUNT       SHARES      AMOUNT        SHARES       AMOUNT
                                          ----------   ----------   ----------   ----------   ----------   ----------
Money Market Fund                             89,788   $   89,788        1,239   $    1,239      140,507   $  140,507
Quality Bond Fund                              3,807       41,149          933        9,848        3,240       35,194
High Yield Bond Fund                           2,656       20,070          824        6,298        2,121       16,028
Growth Stock Fund *                              757        7,695            2           24        2,323       23,405
Large Cap Value Fund                           1,398       21,091          188        3,227        2,104       31,598
Flexibly Managed Fund                          4,513       94,141          880       20,345        3,630       72,968
International Equity Fund                      2,771       30,308           55          736        3,160       34,708
Small Cap Value Fund                           1,792       26,923          439        7,799        1,105       14,980
Small Cap Growth Fund **                       1,121       16,328            -            -        1,053       14,701
Limited Maturity Bond Fund                     1,772       19,212          167        1,763        1,832       19,946
Index 500 Fund                                 5,476       36,673          386        2,902        4,156       27,656
Mid Cap Growth Fund                            3,348       18,012            -            -        1,187        5,961
Mid Cap Value Fund                               978       11,106          136        1,743          890        9,487
Large Cap Growth Fund                          1,078       10,135            5           50          159        1,477
Strategic Value Fund                             799        7,269           16          170          167        1,532
REIT Fund                                        936        9,964           78          889          162        1,704

* Prior to August 1, 2004, the Growth Stock Fund was named Growth Equity Fund. ** Prior to August 1, 2004, the Small Cap Growth Fund was named Emerging Growth
   Fund.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

6 -- RECLASSIFICATION OF CAPITAL ACCOUNTS
     (DOLLAR AMOUNTS IN THOUSANDS)

In order to present undistributed net investment income and accumulated net realized capital gains or losses on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain or loss on investments. For the year ended December 31, 2004 the adjustments were as follows:

                                           Undistributed      Accumulated
                                          Net Investment      Net Realized      Capital
                 Fund                         Income          Gain or Loss      Paid In
---------------------------------------   ---------------    ---------------    --------
Quality Bond Fund                         $            45    $           (45)   $      -
High Yield Bond Fund                                  105                (24)        (81)
Growth Stock Fund                                       1                  -          (1)
Flexibly Managed Fund                                 (33)                33           -
International Equity Fund                          (1,857)             1,857           -
Small Cap Value Fund                                    -                 (7)          7
Small Cap Growth Fund                                 962                  -        (962)
Limited Maturity Bond Fund                              3                 (2)         (1)
Index 500 Fund                                          2                  -          (2)
Mid Cap Growth Fund                                   368                  -        (368)
Strategic Value Fund                                    6                  -          (6)
REIT Fund                                             155               (155)          -

These reclassifications had no effect on net assets.

7 -- PURCHASES AND SALES OF INVESTMENTS
     (DOLLAR AMOUNTS IN THOUSANDS)

During the year ended December 31, 2004, the Funds made the following purchases and sales of portfolio securities, excluding U.S. Government and Agency Obligations and short term securities having maturities of one year or less:

                                 PURCHASES      SALES
                                 ----------   ----------
Quality Bond Fund                $   87,474   $   87,009
High Yield Bond Fund                 55,088       54,264
Growth Stock Fund                   167,599      181,028
Large Cap Value Fund                221,390      248,094
Flexibly Managed Fund               279,747      163,652
International Equity Fund            56,073       62,026
Small Cap Value Fund                205,867      211,232
Small Cap Growth Fund               207,712      210,352
Limited Maturity Bond Fund            3,490        3,516
Index 500 Fund                       13,391        2,799
Mid Cap Growth Fund                 110,668      110,314
Mid Cap Value Fund                   58,325       58,757
Large Cap Growth Fund                29,147       22,117
Strategic Value Fund                 12,253        3,749
REIT Fund                            24,953       17,259

Purchases and sales of U.S. Government securities (excluding short-term securities) during the year ended December 31, 2004 were as follows:

                                 PURCHASES      SALES
                                 ----------   ----------
Quality Bond Fund                $  308,742   $  287,106
Limited Maturity Bond Fund           10,840        6,545

8 - SECURITIES LOANS

Each portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's activity.

Lending securities involves the risk that the Portfolio may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

9 - FEES PAID INDIRECTLY

Certain subadvisors have directed portfolio trades to a broker designated by Penn Series, consistent with best execution. A portion of the commissions directed to that broker are refunded to Penn Series to pay certain expenses of the Funds. The commissions used to pay expenses of the Funds for the year ended December 31, 2004 were as follows:
(Dollar Amounts in Thousands)

PORTFOLIO                        OVERALL REDUCTION:
------------------------------   ------------------
Growth Stock Fund                    $    15
Large Cap Value Fund                      73
Flexibly Managed Fund                     95
International Equity Fund                 61
Mid Cap Growth Fund                       57
Mid Cap Value Fund                        35
Large Cap Growth Fund                     14
Strategic Value Fund                       1

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

10 -- CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or preferable to do so.

11 -- CAPITAL LOSS CARRYOVERS
(DOLLAR AMOUNTS IN THOUSANDS)

Capital loss carryovers expire as follows:

                                 HIGH YIELD    GROWTH       INTERNATIONAL    SMALL CAP        LIMITED
                                    BOND        STOCK          EQUITY          GROWTH      MATURITY BOND
                                    FUND         FUND            FUND           FUND            FUND
                                 ----------   ----------   ---------------   ----------   --------------
2008 .........................   $    2,567   $        -   $             -   $        -   $            -
2009 .........................        5,143       83,865             6,365       42,590                -
2010 .........................        3,195       46,866            15,632       35,617                -
2011 .........................          246       10,937                 -            -              178
2012 .........................            -            -                 -            -               16
                                 ----------   ----------   ---------------   ----------   --------------
  Total ......................   $   11,151   $  141,668   $        21,997   $   78,207   $          194

                                   INDEX       MID CAP
                                    500         GROWTH
                                    FUND         FUND
                                 ----------   -----------
2008 .........................   $        -   $       --
2009 .........................          365      15,277-
2010 .........................       11,374      12,119-
2011 .........................            -           -8
2012 .........................            -           -6
                                 ----------   ----------
  Total ......................   $   11,739   $  27,3964

During the year ended December 31, 2004, the following funds utilized capital loss carryforwards in the following amounts:

FUND                                        AMOUNT
----                                      ----------
High Yield Bond Fund                      $    1,785
Growth Stock Fund                              8,767
International Equity Fund                     11,860
Small Cap Growth Fund                          3,950
Index 500 Fund                                   363
Mid Cap Growth Fund                            6,724
Large Cap Value Fund                          16,740
Large Cap Growth Fund                             49

The following Funds elected to treat post-October losses incurred in the period November 1, 2004 through December 31, 2004 as having occurred on January 1, 2005.

                                   Post-October Losses
                                 -----------------------
FUND                              Currency     Capital
------------------------------   ----------   ----------
Growth Stock Fund                $        7   $        -
International Equity Fund             1,159            -
Large Cap Growth Fund                     -           17
Limited Maturity Bond Fund                -           12

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
DISTRIBUTIONS TO SHAREHOLDERS
FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

12 -- TAX CHARACTER OF DISTRIBUTIONS
      (Dollar Amounts in Thousands)

                                                   MONEY         QUALITY     HIGH YIELD      GROWTH       LARGE CAP     FLEXIBLY
                                                   MARKET          BOND        BOND           STOCK         VALUE        MANAGED
                                                    FUND           FUND        FUND           FUND          FUND          FUND
                                                -------------   ----------   ----------   -------------   ----------   ----------
The tax character of distributions paid
during the fiscal year ended
December 31, 2004 were as follows:

DISTRIBUTIONS PAID FROM 2004:
  Ordinary Income                               $         866   $    7,040   $    6,183   $         402   $    2,994   $   20,093
  Net long-term capital gains                               -            -            -               -       12,903       46,253
                                                -------------   ----------   ----------   -------------   ----------   ----------
TOTAL TAXABLE DISTRIBUTIONS                               866        7,040        6,183             402       15,897       66,346
  Tax return of capital                                     -            -            -               -            -            -
                                                -------------   ----------   ----------   -------------   ----------   ----------
TOTAL DISTRIBUTIONS PAID                        $         866   $    7,040   $    6,183   $         402   $   15,897   $   66,346
                                                =============   ==========   ==========   =============   ==========   ==========

As of December 31, 2004 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                 $           -   $      727   $        -   $          43   $    1,706   $      200
  Undistributed long-term capital gains                     -            -            -               -          457        9,414
                                                -------------   ----------   ----------   -------------   ----------   ----------
ACCUMULATED EARNINGS                                        -          727            -              43        2,163        9,614
Accumulated capital and other losses                        -            -      (11,151)       (141,668)           -            -
Unrealized appreciation/(depreciation)*                     -        2,229        3,892           9,583       26,100      239,128
                                                -------------   ----------   ----------   -------------   ----------   ----------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)            $           -   $    2,956   $   (7,259)  $    (132,042)  $   28,263   $  248,742
                                                =============   ==========   ==========   =============   ==========   ==========

                                                INTERNATIONAL   SMALL CAP    SMALL CAP       LIMITED        INDEX       MID CAP
                                                   EQUITY         VALUE       GROWTH      MATURITY BOND      500        GROWTH
                                                    FUND           FUND         FUND          FUND          FUND         FUND
                                                -------------   ----------   ----------   -------------   ----------   ----------
The tax character of distributions paid
during the fiscal year ended
December 31, 2004 were as follows:

DISTRIBUTIONS PAID FROM 2004:
  Ordinary Income                               $         877   $    7,142   $        -   $       1,581   $    4,039   $        -
  Net long-term capital gains                               -       24,187            -               -            -            -
                                                -------------   ----------   ----------   -------------   ----------   ----------
TOTAL TAXABLE DISTRIBUTIONS                               877       31,329            -           1,581        4,039            -
  Tax return of capital                                     -            -            -               1            -            -
                                                -------------   ----------   ----------   -------------   ----------   ----------
TOTAL DISTRIBUTIONS PAID                        $         877   $   31,329   $        -   $       1,582   $    4,039   $        -
                                                =============   ==========   ==========   =============   ==========   ==========

As of December 31, 2004 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                 $         726   $    1,306   $        -   $           -   $       57   $        -
  Undistributed long-term capital gains                     -          156            -               -            -            -
                                                -------------   ----------   ----------   -------------   ----------   ----------
ACCUMULATED EARNINGS                                      726        1,462            -               -           57            -
  Accumulated capital and other losses                (21,997)           -      (78,207)           (194)     (11,739)     (27,396)
  Unrealized appreciation/(depreciation)*              53,591       22,204       27,052              84      (22,063)      13,470
                                                -------------   ----------   ----------   -------------   ----------   ----------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)            $      32,320   $   23,666   $  (51,155)  $        (110)  $  (33,745)  $  (13,926)
                                                =============   ==========   ==========   =============   ==========   ==========

                                                   MID CAP         LARGE      STRATEGIC
                                                    VALUE       CAP GROWTH     VALUE          REIT
                                                    FUND           FUND         FUND          FUND
                                                -------------   ----------   ----------   -------------
The tax character of distributions paid
during the fiscal year ended
December 31, 2004 were as follows:

DISTRIBUTIONS PAID FROM 2004:
  Ordinary Income                               $       5,395   $      270   $      107   $       1,687
  Net long-term capital gains                           8,570        1,151          399             763
                                                -------------   ----------   ----------   -------------
TOTAL TAXABLE DISTRIBUTIONS                            13,965        1,421          506           2,450
  Tax return of capital                                     -            -            -               -
                                                -------------   ----------   ----------   -------------
TOTAL DISTRIBUTIONS PAID                        $      13,965   $    1,421   $      506   $       2,450
                                                =============   ==========   ==========   =============

As of December 31, 2004 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                 $       1,067   $       13   $      112   $         228
  Undistributed long-term capital gains                 2,245            8          399             168
                                                -------------   ----------   ----------   -------------
ACCUMULATED EARNINGS                                    3,312           21          511             396
  Accumulated capital and other losses                      -         (17)            -               -
  Unrealized appreciation/(depreciation)*              16,950        2,098        6,308           5,969
                                                -------------   ----------   ----------   -------------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)            $      20,262   $    2,102   $    6,819   $       6,365
                                                =============   ==========   ==========   =============

* The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium and market discount.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
DISTRIBUTIONS TO SHAREHOLDERS
FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

12 -- TAX CHARACTER OF DISTRIBUTIONS
      (Dollar Amounts in Thousands)

                                                   MONEY         QUALITY     HIGH YIELD      GROWTH       LARGE CAP     FLEXIBLY
                                                   MARKET          BOND        BOND          EQUITY         VALUE        MANAGED
                                                    FUND           FUND        FUND           FUND          FUND          FUND
                                                -------------   ----------   ----------   -------------   ----------   ----------
The tax character of distributions paid
during the fiscal year ended December 31,
2003 were as follows:

DISTRIBUTIONS PAID FROM 2003:
  Ordinary Income                               $       1,096   $    9,441   $    6,298   $          23   $    3,227   $   13,268
  Net long-term capital gains                               -          407            -               -            -        7,077
                                                -------------   ----------   ----------   -------------   ----------   ----------
TOTAL TAXABLE DISTRIBUTIONS                             1,096        9,848        6,298              23        3,227       20,345
  Tax return of capital                                     -            -            -               1            -            -
                                                -------------   ----------   ----------   -------------   ----------   ----------
TOTAL DISTRIBUTIONS PAID                        $       1,096   $    9,848   $    6,298   $          24   $    3,227   $   20,345
                                                =============   ==========   ==========   =============   ==========   ==========

As of December 31, 2003 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                 $           -   $       19   $       24   $           -   $       60   $      888
  Undistributed long-term capital gains                     -            -            -               -            -       10,731
                                                -------------   ----------   ----------   -------------   ----------   ----------
ACCUMULATED EARNINGS                                        -           19           24               -           60       11,619
  Accumulated capital and other losses                      -         (164)     (12,978)       (150,436)     (16,795)           -
  Unrealized appreciation/(depreciation)*                   -        2,693        3,260           8,761       34,555      161,757
                                                -------------   ----------   ----------   -------------   ----------   ----------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)            $           -   $    2,548   $   (9,694)  $    (141,675)  $   17,820   $  173,376
                                                =============   ==========   ==========   =============   ==========   ==========

                                                INTERNATIONAL   SMALL CAP     EMERGING       LIMITED         CORE        INDEX
                                                   EQUITY         VALUE        GROWTH     MATURITY BOND     EQUITY         500
                                                    FUND           FUND         FUND           FUND          FUND         FUND
                                                -------------   ----------   ----------   -------------   ----------   ----------
The tax character of distributions paid
during the fiscal year ended December 31,
2003 were as follows:

DISTRIBUTIONS PAID FROM 2003:
  Ordinary Income                               $         736   $    4,144          $ -   $       1,756   $       56   $    2,902
  Net long-term capital gains                               -        3,655            -               -            -            -
                                                -------------   ----------   ----------   -------------   ----------   ----------
TOTAL TAXABLE DISTRIBUTIONS                               736        7,799            -           1,756           56        2,902
  Tax return of capital                                     -            -            -               7            -            -
                                                -------------   ----------   ----------   -------------   ----------   ----------
TOTAL DISTRIBUTIONS PAID                        $         736   $    7,799          $ -   $       1,763   $       56   $    2,902
                                                =============   ==========   ==========   =============   ==========   ==========

As of December 31, 2003 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                 $         173   $    1,677   $        -   $           -   $        1   $        9
  Undistributed long-term capital gains                     -        2,374            -               -            -            -
                                                -------------   ----------   ----------   -------------   ----------   ----------
ACCUMULATED EARNINGS                                      173        4,051            -               -            1            9
  Accumulated capital and other losses                (33,857)           -      (82,156)           (204)     (12,799)     (12,111)
  Unrealized appreciation/(depreciation)*              26,809       29,427       20,093             569        1,468      (42,021)
                                                -------------   ----------   ----------   -------------   ----------   ----------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)            $      (6,875)  $   33,478   $  (62,063)  $         365      (11,330)  $  (54,123)
                                                =============   ==========   ==========   =============   ==========   ==========

                                                  MID CAP        MID CAP       LARGE        STRATEGIC
                                                   GROWTH         VALUE      CAP GROWTH       VALUE          REIT
                                                    FUND           FUND         FUND           FUND          FUND
                                                -------------   ----------   ----------   -------------   ----------
The tax character of distributions paid
during the fiscal year ended December 31,
2003 were as follows:

DISTRIBUTIONS PAID FROM 2003:
  Ordinary Income                               $           -   $      256   $       49   $         106   $      749
  Net long-term capital gains                               -        1,487            -              61          140
                                                -------------   ----------   ----------   -------------   ----------
TOTAL TAXABLE DISTRIBUTIONS                                 -        1,743           49             167          889
  Tax return of capital                                     -            -            1               3            -
                                                -------------   ----------   ----------   -------------   ----------
TOTAL DISTRIBUTIONS PAID                        $           -   $    1,743   $       50   $         170   $      889
                                                =============   ==========   ==========   =============   ==========

As of December 31, 2003 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                 $           -   $      677   $        -   $           -   $       54
  Undistributed long-term capital gains                     -        1,004            -               -           16
                                                -------------   ----------   ----------   -------------   ----------
ACCUMULATED EARNINGS                                        -        1,681            -               -           70
  Accumulated capital and other losses                (34,119)           -          (55)           (157)           -
  Unrealized appreciation/(depreciation)*              12,638       13,863        1,772           2,280        1,828
                                                -------------   ----------   ----------   -------------   ----------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)            $     (21,481)  $   15,544   $    1,717   $       2,123   $    1,898
                                                =============   ==========   ==========   =============   ==========

* The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium and market discount.

13 - CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTANT (UNAUDITED):

On May 20th 2004, Ernst & Young LLP ("E&Y") was dismissed as independent auditor for the Funds. KPMG LLP ("KPMG") was selected as the Funds' independent registered public accountant for the 2004 fiscal year. The selection of KPMG was recommended by the Funds' Audit Committee, comprised of Non-Interested Directors, and was approved by the Fund's Board of Directors.

E&Y's reports on the Fund's financial statements for the year ended December 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Funds and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, with such disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Penn Series Funds, Inc:

We have audited the accompanying statements of assets and liabilities, including the statements of net assets, of Penn Series Funds Inc., comprising the Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Growth Stock Fund, Large Cap Value Fund, Flexibly Managed Fund, International Equity Fund, Small Cap Value Fund, Small Cap Growth Fund, Limited Maturity Bond Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Large Cap Growth Fund, Strategic Value Fund, and REIT Fund, (collectively, the "Funds"), as of December 31, 2004, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the years presented through December 31, 2003 were audited by other auditors, whose report dated February 6, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Penn Series Funds, Inc. as of December 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles.


                                                      KPMG LLP


Philadelphia, Pennsylvania
February 7, 2005

TAX INFORMATION (UNAUDITED)

Each fund designates the following amounts distributed during the year ended December 31, 2004 as follows:

                               ORDINARY       LONG-TERM      RETURN OF       TOTAL
FUND                            INCOME      CAPITAL GAIN      CAPITAL     DISTRIBUTIONS
----                         ----------------------------------------------------------
Money Market Fund            $    866,010   $          -   $          -   $     866,010
Quality Bond Fund               7,039,544              -              -       7,039,544
High Yield Bond Fund            6,183,223              -              -       6,183,223
Growth Stock Fund                 402,572              -              -         402,572
Large Cap Value Fund            2,993,560     12,902,804              -      15,896,364
Flexibly Managed Fund          20,092,686     46,252,963              -      66,345,649
International Equity Fund         877,274              -              -         877,274
Small Cap Value Fund            7,142,085     24,186,428              -      31,328,513
Small Cap Growth Fund                   -              -              -               -
Limited Maturity Bond Fund      1,581,469              -            913       1,582,382
Index 500 Fund                  4,038,986              -              -       4,038,986
Mid Cap Growth Fund                     -              -              -               -
Mid Cap Value Fund              5,394,481      8,570,067              -      13,964,548
Large Cap Growth Fund             269,632      1,151,521              -       1,421,153
Strategic Value Fund              107,537        398,730              -         506,267
REIT Fund                       1,686,471        763,176              -       2,449,647

Pursuant to Section 854 of the Internal Revenue Code ("the Code"), the following percentages of investment company taxable income for the year ended December 31, 2004 have been designated as being eligible for the dividends received deduction available to corporate shareholders:

FUND
----
High Yield Bond Fund                 3.25%
Growth Stock Fund                  100.00%
Large Cap Value Fund                95.51%
Flexibly Managed Fund               85.77%
Small Cap Value Fund                15.21%
Index 500 Fund                     100.00%
Mid Cap Value Fund                  27.88%
Large Cap Growth Fund              100.00%
Strategic Value Fund               100.00%

International Equity Fund elects, under Section 853 of the Code to designate foreign taxes of $271,662 and foreign source income of $4,841,729 as being respectively paid and earned in connection with dividends distributed from investment company taxable income relating to the year ended December 31, 2004.

OFFICERS AND DIRECTORS (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                    IN FUND
                                 TERM OF OFFICE AND                                                  COMPLEX     OTHER TRUSTEESHIPS/
NAME, (DOB), ADDRESS AND           LENGTH OF TIME               PRINCIPAL OCCUPATION(S)            OVERSEEN BY      DIRECTORSHIPS
POSITION(S) WITH THE FUNDS              SERVED                    DURING PAST 5 YEARS                DIRECTOR     HELD BY DIRECTOR
--------------------------              ------                    -------------------                --------     ----------------
------------------------------------------------------------------------------------------------------------------------------------
                                                              DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Eugene Bay (age 67)                Indefinite term,    Senior Pastor, Bryn Mawr Presbyterian           16       none
121 Fishers Road                   11 years served     Church, Bryn Mawr, PA
Bryn Mawr, PA  19010
Director
------------------------------------------------------------------------------------------------------------------------------------
James S. Greene (age 75)           Indefinite term,    Retired.                                        16       none
P.O. Box 3761                      12 years served
Vero Beach, FL  32964-3761
Director
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Mather III (age 70)     Indefinite term,    Insurance Broker, Mather & Co. since 1960.      16       Director, The
Public Ledger Building -            3 year served                                                               Finance Company of
Suite 630                                                                                                       Pennsylvania
150 South Independence Mall                                                                                     (investment
West                                                                                                            company); Director,
Philadelphia, PA 19106                                                                                          Christiana Bank and
Director                                                                                                        Trust Company
------------------------------------------------------------------------------------------------------------------------------------
M. Donald Wright (age 69)          Indefinite term,    Accountant, Wright Consultants, Bryn Mawr,      16       none
100 Chetwynd Drive                 16 years served     PA (financial planning and consulting);
Rosemont, PA  19010                                    Professor, The American College.
Director
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                  INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Chappell (age 60)        Indefinite term,    Chairman of the Board and Chief Executive       16       Director, Quaker
600 Dresher Road                   6 years served      Officer (since December 1996), The Penn                  Chemical
Horsham, PA  19044                                     Mutual Life Insurance Company.                           Corporation
Director
------------------------------------------------------------------------------------------------------------------------------------
Larry Mast (age 56)                Indefinite term,    Executive Vice President (since                 16       none
600 Dresher Road                    6 years served     January 1997), The Penn Mutual Life
Horsham, PA  19044                                     Insurance Company.
Director
------------------------------------------------------------------------------------------------------------------------------------
Daniel J. Toran (age 56)           Indefinite term,    President and Chief Operating Officer,          16       none
600 Dresher Road                    6 years served     Insurance Executive (since January 1997),
Horsham, PA  19044                                     The Penn Mutual Life Insurance Company.
Director
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Peter M. Sherman (age 52)          Indefinite term,    Chairman and President of Independence          16       N/A
600 Dresher Road                    4 years served     Capital Management Inc.; Executive Vice
Horsham, PA 19044                                      President and Chief Investment Officer
President                                              (since 1998), Senior Vice President and
                                                       Chief Investment Officer (from 1996 to
                                                       1998),  The Penn Mutual Life Insurance
                                                       Company.
------------------------------------------------------------------------------------------------------------------------------------
Richard F. Plush (age 54)          Indefinite term,    Vice President and Chief Actuary, The Penn      16       N/A
600 Dresher Road                   7 years served      Mutual Life Insurance Company (1973 to
Horsham, PA  19044                                     present).
Vice President
------------------------------------------------------------------------------------------------------------------------------------
Thomas Rees (age 44)               Indefinite term,    Vice President and Chief Accounting Officer     16       N/A
600 Dresher Road                   3 months served     (since 2004), The Penn Mutual Life
Horsham, PA  19044                                     Insurance Company.
Treasurer & Controller
------------------------------------------------------------------------------------------------------------------------------------
Barbara S. Wood (age 53)           Indefinite term,    Senior Vice President, Treasurer, and Chief     16       N/A
Five Radnor Corporate Center       3 months served     Compliance Officer of Independence Capital
Radnor, PA 19087                                       Management, Inc. (since 1989); Senior Vice
Chief Compliance Officer                               President and Treasurer of the Pennsylvania
                                                       Trust Company (since 1991).
------------------------------------------------------------------------------------------------------------------------------------
Frank Best (age 59)                Indefinite term,    Managing Corporate Counsel and Secretary,       16       N/A
600 Dresher Road                    1 month served     The Penn Mutual Life Insurance Company
Horsham, PA  19044                                     (1974 to present).
Secretary
------------------------------------------------------------------------------------------------------------------------------------
John Heiple (age 31)               Indefinite term,    Supervisor, Variable Products Financial         16       N/A
600 Dresher Road                   7 months served     Reporting (since 2003), The Penn Mutual
Horsham, PA  19044                                     Life Insurance Company.
Assistant Controller
------------------------------------------------------------------------------------------------------------------------------------
Patricia M. Chiarlanza (age 39)    Indefinite term,    Assistant Treasurer (since May 2001), The       16       N/A
600 Dresher Road                   3 years served      Penn Mutual Life Insurance Company.
Horsham, PA  19044
Assistant Treasurer
------------------------------------------------------------------------------------------------------------------------------------

Item 2. Code of Ethics

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments to this code of ethics were approved during the period covered by this report.

The Code requires senior financial officers to disclose any material relationship that reasonably could be expected to give rise to any violation of the Code, including actual or apparent conflicts of interest. On March 8, 2005, the registrant granted a waiver from this provision of the Code to Thomas Rees, the registrant's Treasurer. Mr. Rees informed the registrant that he was seeking a waiver because his spouse is employed by PFPC International, a subsidiary of the registrant's accounting agent, PFPC, Inc. and that her employment might be deemed to give rise to an apparent conflict of interest. In granting the waiver, the President and the Code Compliance Officer took into account the following factors:

(1) PFPC International provides, among other things, transfer agent and sub-accounting services to funds that are organized and operated outside of the United States;

(2) Mr. Rees' spouse is a Business Systems Analyst for PFPC International and, in that role, provides information technology services, such as software development and enhancement, and acts as an interface between hardware and software programmers and end users;

(3) Neither PFPC International nor Mr. Rees' spouse provides any accounting-related services to the registrant or any United States registered funds; and

(4) Although PFPC International is a subsidiary of PFPC, Inc., Mr. Rees' spouse is not employed by PFPC, Inc. and she has no control or influence over any personnel of PFPC, Inc. who provide accounting-related services to the registrant.

Item 3. Audit Committee Financial Expert

The registrant's Board of Directors has determined that Mr. Donald Wright qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Wright is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                    2004                2003
                                    ----                ----
Audit Fees                          $215,000            $180,000
Audit-Related Fees                  $0                  $0
Tax Fees                            $0                  $0
All Other Fees                      $0                  $0

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts for assurance and related services performed by the principal account reasonably related to the performance of the audit of the registrant's financial statements and not reported under the caption "Audit Fees." Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e)
         (1) The registrant's audit committee has developed an Audit and Non-Audit Services Pre-Approval Policy. A copy of this policy is filed as an exhibit to this Form N-CSR.

         (2) There were no services approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable

(g) The registrant had no aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h)  Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable

Item 11. Controls and Procedures

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits

(a) (1) Code of Ethics
    (2) Certifications pursuant to Rule 30a-2(a) under the Investment
        Company Act

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act

(c) Audit and Non-Audit Services Pre-Approval Policy

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

/s/ Peter M. Sherman

By:      Peter M. Sherman
         President
Date:    March 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Peter M. Sherman

By:      Peter M. Sherman
         President
Date:    March 7, 2005

/s/ Thomas G. Rees

By:      Thomas G. Rees
         Treasurer
Date:    March 7, 2005